 As filed with the Securities and Exchange Commission on February 26, 1999
                                        Securities Act Registration No. 33-22363
                                Investment Company Act Registration No. 811-5594
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ------------

                                   FORM N-1A
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      [_]
                          PRE-EFFECTIVE AMENDMENT NO.                    [_]

                      POST-EFFECTIVE AMENDMENT NO. 18                    [X]
                                     AND/OR
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                  [_]

                             AMENDMENT NO. 20                            [X]
                        (Check appropriate box or boxes)

                                 ------------

                   PRUDENTIAL STRUCTURED MATURITY FUND, INC.
               (Exact name of registrant as specified in charter)

                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077
              (Address of Principal Executive Offices) (Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (973) 367-7530

                             DAVID F. CONNOR, ESQ.
                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
                   AS SOON AS PRACTICABLE AFTER THE EFFECTIVE
                      DATE OF THE REGISTRATION STATEMENT.

             IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE
                            (CHECK APPROPRIATE BOX):

                     [_] immediately upon filing pursuant to paragraph (b)

                     [X] on (March 1, 1999) pursuant to paragraph (b)

                     [_] 60 days after filing pursuant to paragraph (a)(1)

                     [_] on (date) pursuant to paragraph (a)(1)
                     [_] 75 days after filing pursuant to paragraph (a)(2)
                     [_] on (date) pursuant to paragraph (a)(2) of rule 485.If
                       appropriate, check the following box:
                     [_] this post-effective amendment designates a new
                       effective date for a previously filed post-effective amendment

Title of Securities Being Registered ... Shares of Common Stock (Par Value $.01 per share)

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     FUND TYPE:
     _________________________________
     Debt

     INVESTMENT OBJECTIVE:
     _________________________________
     High current income consistent with
     the preservation of principal


     PRUDENTIAL
     STRUCTURED MATURITY
     FUND, INC.
                                                                       [GRAPHIC]

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INCOME PORTFOLIO

PROSPECTUS: MARCH 1, 1999

As with all mutual funds, fil-
ing this pro- spectus with the
Securities and Exchange Com-
mission does not mean that the
SEC has approved or disap-
proved the Fund shares, nor
has the SEC determined that
this prospectus is complete or
accurate. It is a criminal of-
fense to state otherwise.
                                   [LOGO OF PRUDENTIAL INVESTMENTS APPEARS HERE]

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   Table of Contents
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   1 Risk/Return Summary
   1 Investment Objective and Principal Strategies
   1 Principal Risks
   3 Evaluating Performance
   4 Fees and Expenses
   6 How the Fund Invests
   6 Investment Objective and Policies
   9 Other Investments
  11 Derivative Strategies
  11 Additional Strategies
  13 Investment Risks
  16 How the Fund is Managed
  16 Manager
  16 Investment Adviser
  16 Portfolio Manager
  16 Distributor
  17 Year 2000 Readiness Disclosure
  18 Fund Distributions and Tax Issues
  18 Distributions
  19 Tax Issues
  20 If You Sell or Exchange Your Shares
  22 How to Buy, Sell and Exchange Shares of the Fund
  22 How to Buy Shares
  30 How to Sell Your Shares
  34 How to Exchange Your Shares
  36 Financial Highlights
  36 Class A Shares
  37 Class B Shares
  38 Class C Shares
  39 Class Z Shares
  40 The Prudential Mutual Fund Family
     For More Information (Back Cover)

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PRUDENTIAL STRUCTURED MATURITY FUND, INC.--INCOME PORTFOLIO

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   Risk/Return Summary
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This section highlights key information about the PRUDENTIAL STRUCTURED MATURITY FUND, INC.--INCOME PORTFOLIO, which we refer to as "the Fund." Additional information follows this summary.

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

Our investment objective is HIGH CURRENT INCOME CONSISTENT WITH THE PRESERVATION OF PRINCIPAL. We invest primarily in investment-grade corporate debt obligations and debt obligations issued by the U.S. Government and government-related entities that mature in six years or less. These obligations may include MORTGAGE-RELATED SECURITIES, ASSET-BACKED SECURITIES and dollar-denominated obligations issued in the U.S. by foreign corporations and governments (YANKEE OBLIGATIONS).

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OUR "LADDERING" STRATEGY
Generally speaking, the longer the maturity of a debt obligation, the higher its yield. However, debt obligations with longer maturities are subject to greater fluctuations in value in response to interest rate changes than are debt obligations with shorter maturities. By "laddering" the maturities of the debt obligations held by the Fund, we attempt to reduce the volatility in the value of the Fund's shares.
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   We structure the Fund's holdings using a "laddered" maturity approach: the Fund holds six annual maturity categories of debt obligations with maturities ranging from one year or less to between five and six years. Each maturity category makes up approximately one-sixth of the Fund's assets. While we make every effort to achieve our objective, we can't guarantee success.

   We may invest up to 10% of the Fund's total assets in NON-INVESTMENT- GRADE DEBT OBLIGATIONS, which are also known as high-yield or "junk" bonds. The Fund may also engage in ACTIVE TRADING in order to take advantage of new investment opportunities or yield differentials.

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. The debt obligations in which the Fund invests are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of interest rate changes or a loss of confidence in the ability of corporations to pay back debt. Mortgage-related and asset-backed
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   Risk/Return Summary
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securities are subject to prepayment risk, which means that if they are prepaid, the Fund may have to replace them with lower-yielding securities. Non-investment-grade securities are subject to a higher risk of default and tend to be less liquid than higher rated securities. The Fund's investments in Yankee obligations involve additional risks. Foreign markets are often more volatile than U.S. markets, and foreign issuers are generally not subject to regulatory requirements comparable to those applicable to U.S. issuers. Lastly, active trading can have adverse tax consequences for the Fund and may result in greater transaction costs.

   Like any mutual fund, an investment in the Fund could lose value, and you could lose money. For more detailed information about the risks associated with the Fund, see "Investment Risks."
   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


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2     PRUDENTIAL STRUCTURED MATURITY FUND, INC.--INCOME PORTFOLIO

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   Risk/Return Summary
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EVALUATING PERFORMANCE

A number of factors--including risk--affect how the Fund performs. The following bar chart shows the Fund's performance for each full calendar year of operation. The bar chart and the table below demonstrate the risk of investing in the Fund and how returns can change from year to year. The table shows how the Fund's average annual returns compare with those of a broad measure of market performance. Past performance does not mean that the Fund will achieve similar results in the future.


ANNUAL RETURNS/1/ (CLASS A SHARES)

                           [BAR GRAPH APPEARS HERE]

   9.40%   13.31%   6.67%   7.18%   (1.16)%   13.12%   4.32%   6.81%   6.81%
   -----   ------   -----   -----   -------   ------   -----   -----   -----
   1990     1991    1992    1993     1994      1995    1996    1997    1998

                  BEST QUARTER:  4.43% (2nd quarter of 1995)
                  WORST QUARTER: -1.36 (1st quarter of 1994)

1 These annual returns do not include sales charges. If the sales charges were included, the annual returns would be lower than those shown. Without the management fee waiver and expense reimbursement, the annual returns would have been lower, too.

 AVERAGE ANNUAL RETURNS/1/ (AS OF 12-31-98)

-------------------------------------------------------------------
                                  1 YR 5 YRS        SINCE INCEPTION
  Class A shares                 3.34% 5.19% 7.03% (since 9-1-89)
  Class B shares                 3.03% 5.17% 5.38% (since 12-9-92)
  Class C shares                 3.97%   n/a 5.92% (since 8-1-94)
  Class Z shares                 6.92%   n/a 7.13% (since 12-16-96)
  Gov't/Corporate Bond Index/2/  8.44% 6.60% n/a
  Lipper Average/3/              6.60% 5.58% n/a

1 The Fund's returns are after deduction of sales charges and expenses. Without the management fee waiver and expense reimbursement, the average annual return for Class A shares for the period since inception would have been lower.

2 The Lehman Bros. Intermediate Government/Corporate Bond Index (Gov't/Corp
  Bond Index)--an unmanaged index of investment-grade securities issued by the U.S. Government and its agencies and by corporations with between one and ten years remaining to maturity--gives a broad look at how short- and intermediate-term bonds have performed. These returns do not include the effect of any sales charges. These returns would be lower if they included the effect of sales charges. Gov't/Corp Bond Index returns since inception of each class are 8.20% for Class A, 7.10% for Class B, 7.80% for Class C and 8.15% for Class Z shares. Source: Lehman Bros.

3 The Lipper Average is based on the average return of all mutual funds in the Lipper Short/Intermediate Investment-Grade category without deducting any sales charges. Again, these returns would be lower if they deducted sales charges. Lipper returns since inception of each class are 7.26% for Class A, 6.11% for Class B, 6.70% for Class C and 6.61% for Class Z shares. Source:
  Lipper, Inc.

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   Risk/Return Summary
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FEES AND EXPENSES

These tables show the sales charges, fees and expenses that you may pay if you buy and hold each share class of the Fund--Class A, B, C and Z. Each share class has different sales charges--known as loads--and expenses, but represents an investment in the same fund. Class Z shares are available only to a limited group of investors. For more information about which share class may be right for you, see "How to Buy, Sell and Exchange Shares of the Fund."

 SHAREHOLDER FEES/1/ (PAID DIRECTLY FROM YOUR INVESTMENT)
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                                             CLASS A CLASS B CLASS C CLASS Z
  Maximum sales charge (load) imposed on       3.25%    None      1%    None
   purchases (as a percentage of offering
   price)

  Maximum deferred sales charge (load)          None   3%/2/   1%/3/    None
  (as a percentage of the lower of original
  purchase price or sale proceeds)

  Maximum sales charge (load) imposed on        None    None    None    None
  reinvested dividends and other
  distributions

  Redemption fees                               None    None    None    None

  Exchange fee                                  None    None    None    None


 ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)

-----------------------------------------------------------------------------
                                              CLASS A CLASS B CLASS C CLASS Z
  Management fees                                .40%    .40%    .40%    .40%
  + Distribution and service (12b-1) fees/4/     .30%   1.00%   1.00%    None
  + Other expenses                               .31%    .31%    .31%    .31%
  = TOTAL ANNUAL FUND OPERATING EXPENSES        1.01%   1.71%   1.71%    .71%
  - Fee waiver or expense reimbursement/4/       .05%    .25%    .25%    None
  = NET ANNUAL FUND OPERATING EXPENSES           .96%   1.46%   1.46%    .71%

1 Your broker may charge you a separate or additional fee for purchases and sales of shares.
2 The Contingent Deferred Sales Charge (CDSC) for Class B shares decreases by
  1% annually to 1% in the third and fourth years and 0% in the fifth year. Class B shares convert to Class A shares approximately five years after purchase.
3 The CDSC for Class C shares is 1% for shares redeemed within 18 months of purchase.

4 The Fund's distribution and service fees have been restated to reflect current fee levels for Class A shares. For the fiscal year ending December 31, 1999, the Distributor of the Fund has contractually agreed to reduce its distribution and service fees for Class A, Class B and Class C shares to .25%, .75% and .75% of the average daily net assets for Class A, Class B and Class C shares, respectively.


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4     PRUDENTIAL STRUCTURED MATURITY FUND, INC.--INCOME PORTFOLIO

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   Risk/Return Summary
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EXAMPLE
This example will help you compare the fees and expenses of the Fund's different share classes and compare the cost of investing in the Fund with the cost of investing in other mutual funds.

   The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. After the first year, the example does not take into consideration the Distributor's agreement to reduce distribution and service fees for Class A, Class B and Class C shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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                  1 YR 3 YRS 5 YRS 10 YRS
  Class A shares  $405  $617  $846 $1,504
  Class B shares  $449  $614  $824 $1,486
  Class C shares  $347  $609  $996 $2,079
  Class Z shares  $ 73  $227  $395 $  883

You would pay the following expenses on the same investment if you did not sell your shares:

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                  1 YR 3 YRS 5 YRS 10 YRS
  Class A shares  $405  $617  $846 $1,504
  Class B shares  $149  $514  $824 $1,486
  Class C shares  $247  $609  $996 $2,079
  Class Z shares  $ 73  $227  $395 $  883

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   How the Fund Invests
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INVESTMENT OBJECTIVE AND POLICIES
The Fund's investment objective is HIGH CURRENT INCOME CONSISTENT WITH THE PRESERVATION OF PRINCIPAL. This means that we seek investments that will pay the Fund interest and other income. While we make every effort to achieve our objective, we can't guarantee success.

   In pursuing our objective, we invest in DEBT OBLIGATIONS OF U.S. CORPORATIONS and the U.S. GOVERNMENT with maturities of six years or less. We will buy and sell securities to take advantage of investment opportunities based on our analysis of market conditions, interest rates and general economic factors. We structure the Fund's holdings using a "LADDERED" MATURITY APPROACH: the Fund holds six annual maturity categories of debt obligations with maturities ranging from one year or less to between five and six years. Each maturity category makes up approximately one-sixth of the Fund's assets.

   We generally buy DEBT OBLIGATIONS OF U.S. CORPORATIONS that are rated at least BBB by Standard and Poor's Ratings Group (S&P) or Baa by Moody's Investors Service (Moody's) or the equivalent by another major rating service. A rating is an assessment of the likelihood of timely payment of debt and can be useful when comparing different debt obligations. These ratings are not a guarantee of quality. The opinions of the rating agencies do not reflect market risk and they may at times lag behind the current financial condition of a company.

   Debt obligations rated BBB by S&P and Baa by Moody's are regarded as investment-grade, but have speculative characteristics and are riskier than higher rated securities. Adverse economic developments are more likely to affect the payment of interest and principal on debt obligations rated BBB/Baa than on higher rated debt obligations. We may also invest up to 10% of the Fund's total assets in debt obligations rated BB by S&P or Ba by Moody's or the equivalent by another major rating service. Obligations rated BB by S&P or Ba by Moody's are considered to be speculative with respect to capacity to pay interest and principal and are commonly referred to as "junk" bonds. These securities generally offer higher yields than higher rated debt obligations, but present higher credit risks. We may also invest in debt obligations that are not rated, but which we believe are of comparable quality to the debt obligations described above. If the rating of a debt obligation is downgraded after the Fund purchases it (or if the debt obligation is no longer rated), we will not have


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6     PRUDENTIAL STRUCTURED MATURITY FUND, INC.--INCOME PORTFOLIO

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   How the Fund Invests
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to sell the security, but we will take this into consideration in deciding whether the Fund should continue to hold the security.
   The Fund may also invest in DEBT OBLIGATIONS ISSUED BY THE U.S. TREASURY. Treasury securities have varying interest rates and maturities, but they are all backed by the full faith and credit of the U.S. Government.

   The Fund may also invest in other DEBT OBLIGATIONS ISSUED OR GUARANTEED BY THE U.S. GOVERNMENT and government-related entities. Some of these debt securities are backed by the full faith and credit of the U.S. Government, which means that payment of interest and principal is guaranteed, but yield and market value are not. These include obligations of the Government National Mortgage Association (GNMA or "Ginnie Mae"). Debt securities issued by other government entities, like obligations of the Federal National Mortgage Association (FNMA or "Fannie Mae") and the Student Loan Marketing Association (SLMA or "Sallie Mae"), are not backed by the full faith and credit of the U.S. Government. However, these issuers have the right to borrow from the U.S. Treasury to meet their obligations. In contrast, the debt securities of other issuers, like the Farm Credit System, depend entirely upon their own resources to repay their debt.

   The Fund may also invest in YANKEE OBLIGATIONS, which are dollar-denominated debt obligations issued in the U.S. by foreign corporations and governments.


   During the year ended December 31, 1998, the monthly dollar weighted average ratings of the debt obligations held by the Fund, expressed as a percentage of the Fund's total investments, were as follows:

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            PERCENTAGE OF TOTAL
  RATINGS           INVESTMENTS
  AAA/Aaa                 25.6%
  AA/Aa                    2.4%
  A/A                      7.7%
  BBB/Baa                 55.1%
  BB/Ba                    2.5%
  B/B                      5.7%
  Unrated                    0%

   The Fund's dollar-weighted average portfolio maturity will generally be between 2 1/2 and 3 1/2 years.

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   How the Fund Invests
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MORTGAGE-RELATED SECURITIES

The Fund invests in MORTGAGE-RELATED SECURITIES issued or guaranteed by U.S. governmental entities or private issuers. These securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. Mortgage-related securities issued by the U.S. Government or its agencies include FNMAs, GNMAs and debt securities issued by the Federal Home Loan Mortgage Corporation (FHLMC or "Freddie Mac"). The U.S. Government or the issuing agency directly or indirectly guarantees the payment of interest and principal on these securities. Private mortgage-related securities that are not guaranteed by U.S. governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.

   Mortgage pass-through securities include collateralized mortgage obligations, multi-class pass-through securities and stripped mortgage-backed securities. A COLLATERALIZED MORTGAGE OBLIGATION (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by a bank or by U.S. governmental entities. We may invest up to 30% of the Fund's net assets in CMOs. A MULTI-CLASS PASS-THROUGH SECURITY is an equity interest in a trust composed of underlying mortgage assets. Payments of principal of and interest on the mortgage assets and any reinvestment income thereon provide the funds to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A STRIPPED MORTGAGE-BACKED SECURITY (MBS STRIP) may be issued by U.S. governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently.

   The values of mortgage-related securities vary with changes in market interest rates generally and in yields among various kinds of mortgage-related securities. Such values are particularly sensitive to changes in prepayments of the underlying mortgages. For example, during periods of falling interest rates, prepayments tend to accelerate as homeowners and others refinance their higher rate mortgages; these prepayments reduce the anticipated duration of the mortgage-related securities. Conversely, during periods of rising interest rates, prepayments can be expected to decelerate, which has the effect of extending the anticipated duration at the same time


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8     PRUDENTIAL STRUCTURED MATURITY FUND, INC.--INCOME PORTFOLIO

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   How the Fund Invests
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that the value of the securities declines. MBS strips tend to be even more highly sensitive to changes in prepayment and interest rates than mortgage-related securities and CMOs generally.

ASSET-BACKED SECURITIES

We may invest up to 25% of the Fund's net assets in privately-issued ASSET-BACKED DEBT SECURITIES. An asset-backed security is another type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans and credit card receivables.

ACTIVE TRADING

The Fund may also engage in ACTIVE TRADING--that is, frequent trading of its securities--in order to take advantage of new investment opportunities or yield differentials. There may be tax consequences, such as a possible increase in short-term capital gains or losses, when the Fund sells a security without regard to how long it has held the security. In addition, active trading may result in greater transaction costs, which will reduce the Fund's return.

                                   * * *

   For more information, see "Investment Risks" below and the Statement of Additional Information, "Description of the Fund, Its Investments and Risks." The Statement of Additional Information--which we refer to as the SAI--contains additional information about the Fund. To obtain a copy, see the back cover page of this prospectus.
   The Fund's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of the Fund can change investment policies that are not fundamental.

OTHER INVESTMENTS

In addition to the above principal strategies, we may also use the following investment strategies to increase the Fund's returns or protect its assets if market conditions warrant.

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   How the Fund Invests
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U.S. TREASURY STRIPS

The U.S. Treasury sometimes "strips" Treasury debt obligations into their component parts: the Treasury's obligation to make periodic interest payments and its obligation to repay the amount borrowed. These STRIPPED SECURITIES are sold to investors separately. Stripped securities do not make periodic interest payments. They are usually sold at a discount and then redeemed for their face value on their maturity dates. These securities increase in value when interest rates fall and lose value when interest rates rise. However, the value of stripped securities generally fluctuates more in response to interest rate movements than the value of traditional bonds. The Fund may try to earn money by buying stripped securities at a discount and either selling them after they increase in value or holding them until they mature.

MONEY MARKET INSTRUMENTS

The Fund may invest in MONEY MARKET INSTRUMENTS, including the commercial paper of U.S. corporations, short-term obligations of U.S. banks, certificates of deposit and short-term obligations issued or guaranteed by the U.S. Government or its agencies. The Fund will only purchase money market instruments in one of the two highest short-term quality ratings of a major rating service.

TEMPORARY DEFENSIVE INVESTMENTS

In response to adverse market, economic or political conditions, we may temporarily invest up to 100% of the Fund's assets in high quality money market instruments and repurchase agreements for defensive purposes. Investing heavily in these securities limits our ability to achieve high current income, but may help to preserve the Fund's assets when the markets are unstable.

REPURCHASE AGREEMENTS

The Fund may also use REPURCHASE AGREEMENTS where a party agrees to sell a security to the Fund and then repurchase it at an agreed-upon price at a stated time. A repurchase agreement is like a loan by the Fund to the other party that creates a fixed return for the Fund.



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10     PRUDENTIAL STRUCTURED MATURITY FUND, INC.--INCOME PORTFOLIO

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   How the Fund Invests
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DERIVATIVE STRATEGIES

We may use alternative derivative strategies to try to improve the Fund's returns or protect its assets, although we cannot guarantee they will work, that the instruments necessary to implement these strategies will be available or that the Fund will not lose money. Derivatives--such as futures, options, and options on futures--involve costs and can be volatile. A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. An option is the right to buy or sell securities, or in the case of an option on a futures contract, the right to buy or sell a futures contract, in exchange for a premium. With derivatives, the investment adviser tries to predict whether the underlying investment--a security, market index, currency, interest rate or some other benchmark--will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with the Fund's overall investment objective. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. Any derivatives we may use may not match the Fund's underlying holdings. For more information about these strategies, see the SAI, "Description of the Fund, Its Investments and Risks--Risks of Hedging and Return Enhancement Strategies."

ADDITIONAL STRATEGIES

The Fund may also use additional strategies, such as purchasing securities on a WHEN-ISSUED or DELAYED-DELIVERY basis. When the Fund makes this type of purchase, the price and interest rate are fixed at the time of purchase, but delivery and payment for the obligations take place at a later time. The Fund does not earn interest income until the date the obligations are delivered.

   The Fund also follows certain policies when it BORROWS MONEY (the Fund can borrow up to 20% of the value of its total assets); LENDS ITS SECURITIES to others (the Fund can lend up to 30% of the value of its total assets, including collateral received in the transaction); HOLDS ILLIQUID SECURITIES (the Fund may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions, those without a readily available market and repurchase agreements with maturities longer than seven days). The Fund is subject to certain
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   How the Fund Invests
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investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

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12     PRUDENTIAL STRUCTURED MATURITY FUND, INC.--INCOME PORTFOLIO

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   How the Fund Invests
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INVESTMENT RISKS

As noted, all investments involve risk, and investing in the Fund is no exception. Since the Fund's holdings can vary significantly from broad market indices, performance of the Fund can deviate from performance of the indices. This chart outlines the key risks and potential rewards of the Fund's principal and other investments. See, too, "Description of the Fund, Its Investments and Risks" in the SAI.

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 INVESTMENT TYPE
 % OF FUND'S TOTAL
 ASSETS                  RISKS                  POTENTIAL REWARDS
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 DEBT OBLIGATIONS     . Credit risk--risk     . Regular interest
 At least 80%           that the borrower       income
                        can't pay back
                        the money bor-        . The U.S. Govern-
                        rowed or make in-       ment guarantees
                        terest payments         interest and
                                                principal pay-
                      . Market risk--risk       ments on certain
                        that bonds may          securities
                        lose value in the
                        market because        . Generally more
                        interest rates          secure than stock
                        change or there         since companies
                        is a lack of con-       must pay their
                        fidence in the          debts before they
                        borrower                pay dividends

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 MORTGAGE-RELATED     . Prepayment risk--     . Regular interest
 SECURITIES             risk that the un-       income
 Percentage varies      derlying mortgage
                        may be prepaid        . The U.S. Govern-
                        partially or com-       ment guarantees
                        pletely, gener-         interest and
                        ally during peri-       principal pay-
                        ods of falling          ments on certain
                        interest rates,         securities
                        which could ad-
                        versely affect        . May benefit from
                        yield to maturity       security interest
                        and require the         in real estate
                        Fund to reinvest        collateral
                        in lower-yielding
                        securities            . Pass-through in-
                                                struments provide
                      . Credit risk--that       greater diversi-
                        the underlying          fication than di-
                        mortgages will          rect ownership of
                        not be paid by          loans
                        debtors or by
                        credit insurers
                        or guarantors of
                        such instruments.
                        Some private
                        mortgage securi-
                        ties are
                        unsecured or se-
                        cured by lower-
                        rated insurers or
                        guarantors and
                        thus may involve
                        greater risk

                      . Market risk

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   How the Fund Invests
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 INVESTMENT TYPE (CONT'D)
 % OF FUND'S TOTAL
 ASSETS                  RISKS                  POTENTIAL REWARDS
--------------------------------------------------------------------------------
 ASSET-BACKED         . Prepayment risk       . Regular interest
 SECURITIES                                     income
 (PRIVATELY-          . The security in-
 ISSUED)                terest in the un-     . Prepayment risk
 Up to 25% of net       derlying collat-        is generally
 assets                 eral is not as          lower than with
                        great as with           mortgage-related
                        mortgage-related        securities
                        securities
                                              . Pass-through in-
                      . Credit risk--that       struments provide
                        the underlying          greater diversi-
                        receivables will        fication than di-
                        not be paid by          rect ownership of
                        debtors or by           loans
                        credit insurers
                        or guarantors of
                        such instruments.
                        Some asset-backed
                        securities are
                        unsecured or se-
                        cured by lower-
                        rated insurers or
                        guarantors and
                        thus may involve
                        greater risk

                      . Market risk

--------------------------------------------------------------------------------
 YANKEE               . Foreign markets,      . Offers exposure
 OBLIGATIONS            economies and po-       to foreign mar-
 Percentage varies      litical systems         kets and issuers
                        may not be as           operating in
                        stable as in the        those markets
                        U.S.
                                              . Opportunities for
                      . May be less liq-        diversification
                        uid than U.S.
                        debt obligations

                      . Differences in
                        foreign laws, ac-
                        counting stan-
                        dards and public
                        information about
                        issuers

                      . Year 2000
                        conversion may be
                        more of a problem
                        for some foreign
                        issuers

--------------------------------------------------------------------------------
 HIGH-YIELD DEBT      . Higher credit         . May offer higher
 SECURITIES (JUNK       risk than higher        interest income
 BONDS)                 grade debt              than higher grade
 Up to 10% of to-       securities              debt securities
 tal assets
                      . Higher market
                        risk than higher
                        grade debt
                        securities

                      . May be more il-
                        liquid (harder to
                        value and sell),
                        in which case
                        valuation would
                        depend more on
                        investment advis-
                        er's judgment
                        than is generally
                        the case with
                        higher-rated se-
                        curities

--------------------------------------------------------------------------------

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   How the Fund Invests
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--------------------------------------------------------------------------------
 INVESTMENT TYPE (CONT'D)
 % OF FUND'S TOTAL
 ASSETS                 RISKS                   POTENTIAL REWARDS
--------------------------------------------------------------------------------
 DERIVATIVES          . Derivatives such      . The Fund could
 Percentage varies      as futures and          make money and
                        options may not         protect against
                        fully offset the        losses if the in-
                        underlying posi-        vestment analysis
                        tions and this          proves correct
                        could result in
                        losses to the         . One way to manage
                        Fund that would         the Fund's
                        not have other-         risk/return bal-
                        wise occurred           ance by locking
                                                in the value of
                      . Derivatives used        an investment
                        for risk manage-        ahead of time
                        ment may not have
                        the intended ef-      . Derivatives that
                        fects and may re-       involve leverage
                        sult in losses or       could generate
                        missed opportuni-       substantial gains
                        ties                    at low cost

                      . The other party
                        to a derivatives
                        contract could
                        default

                      . Derivatives that
                        involve leverage
                        could magnify
                        losses

                      . Certain types of
                        derivatives in-
                        volve costs to
                        the Fund which
                        can reduce re-
                        turns

--------------------------------------------------------------------------------
 ILLIQUID             . May be difficult      . May offer a more
 SECURITIES             to value pre-           attractive yield
 Up to 15% of net       cisely                  or potential for
 assets                                         growth than more
                      . May be difficult        widely traded se-
                        to sell at the          curities
                        time or price de-
                        sired

--------------------------------------------------------------------------------
 MONEY MARKET         . Limits potential      . May preserve the
 INSTRUMENTS            for capital ap-         Fund's assets
 Up to 100% on a        preciation
 temporary basis
                      . Credit risk

                      . Market risk

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   How the Fund is Managed
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MANAGER
PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM)
GATEWAY CENTER THREE, 100 MULBERRY STREET
NEWARK, NJ 07102-4077

   Under a management agreement with the Fund, PIFM manages the Fund's investment operations and administers its business affairs. For the fiscal year ended December 31, 1998, the Fund paid PIFM management fees of .40% of the Fund's average net assets.

   As of January 31, 1999, PIFM served as the Manager to all 47 of the Prudential Mutual Funds, and as Manager or administrator to 22 closed-end investment companies, with aggregate assets of approximately $71.7 billion.

INVESTMENT ADVISER
The Prudential Investment Corporation, called Prudential Investments, is the Fund's investment adviser. Its address is Prudential Plaza, 751 Broad Street, Newark, NJ 07102. PIFM has responsibility for all investment advisory services, supervises Prudential Investments and reimburses Prudential Investments for its reasonable costs and expenses.

PORTFOLIO MANAGER

Prudential Investments' fixed-income group is organized by teams that specialize by sector. The Fixed Income Investment Policy Committee, which is comprised of senior investment staff from each sector team, provides guidance to the teams regarding duration risk, asset allocations and general risk parameters. Portfolio manager ANTHONY RODRIGUEz contributes bottom-up securities selection within those guidelines and is responsible for the day-to-day management of the Fund.

   Mr. Rodriguez, a Managing Director of Prudential Investments, has managed the Fund since 1995. Mr. Rodriguez has been a portfolio manager for Prudential Investments since 1988. He also manages the bond portions of the Prudential Series Fund--Conservative Balanced and Flexible Managed Portfolios.

DISTRIBUTOR
Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Fund. The Fund


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has Distribution and Service Plans under Rule 12b-1 of the Investment Company Act. Under the Plans and the Distribution Agreement, PIMS pays the expenses of distributing the Fund's Class A, B, C and Z shares and provides certain shareholder support services. The Fund pays distribution and other fees to PIMS as compensation for its services for each class of shares other than Class Z. These fees--known as 12b-1 fees--are shown in the "Fees and Expenses" table.

YEAR 2000 READINESS DISCLOSURE

The services provided to the Fund and the shareholders by the Manager, the Distributor, the Transfer Agent and the Custodian depend on the smooth functioning of their computer systems and those of outside service providers. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. Such event could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. Although, at this time, there can be no assurance that there will be no adverse impact on the Fund, the Manager, the Distributor, the Transfer Agent and the Custodian have advised the Fund that they have been actively working on necessary changes to their computer systems to prepare for the year 2000. The Fund and its Directors receive and have received since early 1998 satisfactory quarterly reports from the principal service providers as to their preparations for year 2000 readiness, although there can be no assurance that the service providers (or other securities market participants) will successfully complete the necessary changes in a timely manner or that there will be no adverse impact on the Fund. Moreover, the Fund at this time has not considered retaining alternative service providers or directly undertaken efforts to achieve year 2000 readiness, the latter of which would involve substantial expenses without an assurance of success.

   Additionally, issuers of securities generally as well as those purchased by the Fund may confront year 2000 compliance issues which, if material and not resolved, could have an adverse impact on securities markets and/or a specific issuer's performance and result in a decline in the value of the securities held by the Fund.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   Fund Distributions and Tax Issues
--------------------------------------------------------------------------------

Investors who buy shares of the Fund should be aware of some important tax issues. For example, the Fund distributes DIVIDENDS of ordinary income and any realized net CAPITAL GAINS to shareholders. These distributions are subject to taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account (IRA) or some other qualified tax-deferred plan or account.

   Also, if you sell shares of the Fund for a profit, you may have to pay capital gains taxes on the amount of your profit, again unless your shares are held in a qualified tax-deferred plan or account.

   The following briefly discusses some of the important federal tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

DISTRIBUTIONS
The Fund distributes DIVIDENDS of any net investment income to shareholders, typically every month. For example, if the Fund owns an ACME Corp. bond and the bond pays interest, the Fund will pay out a portion of this interest as a dividend to its shareholders, assuming the Fund's income is more than its costs and expenses. The dividends you receive from the Fund will be taxed as ordinary income, whether or not they are reinvested in the Fund.

   The Fund also distributes realized net CAPITAL GAIN to shareholders-- typically once a year--which are generated when the Fund sells its assets for a profit. For example, if the Fund bought a bond issued by ACME Corp. for $1,000 and more than one year later sold it for $1,500, the Fund has net long-term capital gains of $500, which it will pass on to shareholders (assuming the Fund's total gains are greater than any losses it may have). Capital gains are taxed differently depending on how long the Fund holds the security--if a security is held more than one year before it is sold, LONG-TERM capital gains are taxed at the rate of 20%, but if the security is held one year or less, SHORT-TERM capital gains are taxed at ordinary income rates of up to 39.6%. Different rates apply to corporate shareholders.

   For your convenience, Fund distributions of dividends and capital gains are AUTOMATICALLY REINVESTED in the Fund without any sales charge. If you ask us to pay the distributions in cash, we will send you a check if your account is with the Transfer Agent. Otherwise, if your account is with a


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18     PRUDENTIAL STRUCTURED MATURITY FUND, INC.--INCOME PORTFOLIO

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   Fund Distributions and Tax Issues
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broker you will receive a credit to your account. Either way, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account. For more information about automatic reinvestment and other shareholder services, see "Step 4: Additional Shareholder Services{" in the next section.

TAX ISSUES
FORM 1099

Every year, you will receive a Form 1099, which reports the amount of dividends and long-term capital gains we distributed to you during the prior year. If you own shares of the Fund as part of a qualified tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099. However, you will receive a Form 1099 when you take any distributions from your qualified tax-deferred plan or account.

   Fund distributions are generally taxable to you in the year they are received, except when we declare certain dividends in the fourth quarter and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year.

WITHHOLDING TAXES

If federal tax law requires you to provide the Fund with your tax identification number and certifications as to your tax status, and you fail to do this, we will generally withhold and pay to the U.S. Treasury 31% of your taxable distributions and gross sale proceeds. If you are subject to backup withholding, we will generally withhold and pay to the U.S. Treasury 31% of your taxable distributions and gross sale proceeds. Dividends of net investment income and short-term capital gains paid to a nonresident foreign shareholder generally will be subject to a U.S. withholding tax of 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.

IF YOU PURCHASE JUST BEFORE RECORD DATE

If you buy shares of the Fund just before the record date (the date that determines who receives the distribution), that distribution will be paid to you. As explained above, the distribution may be subject to income or capital gains taxes. You may think you've done well, since you bought

--------------------------------------------------------------------------------

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   Fund Distributions and Tax Issues
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shares one day and soon after received a distribution. That is not so because when dividends are paid out, the value of each share of the Fund decreases by the amount of the dividend and the market changes (if any) to reflect the payout. The distribution you receive makes up for the decrease in share value. However, the timing of your purchase does mean that part of your investment came back to you as taxable income.

QUALIFIED RETIREMENT PLANS

Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts, contributions are not tax deductible, but distributions from the plan may be tax-free. Please contact your financial adviser for information on a variety of Prudential Mutual Funds that are suitable for retirement plans offered by Prudential.

IF YOU SELL OR EXCHANGE YOUR SHARES

[GRAPHIC]

----------------------------------------

                  CAPITAL GAIN
                  (taxes owed)
RECEIPTS FROM SALE  OR
                  CAPITAL LOSS
                  (offset against gain)

----------------------------------------

If you sell any shares of the Fund for a profit, you have realized a capital gain, which is subject to tax, unless you hold shares in a qualified tax-deferred plan or account. For individuals, the maximum capital gains tax rate is 20% for shares held for more than twelve months. If you sell shares of the Fund for a loss, you may have a capital loss, which you may use to offset certain capital gains you have.

   Exchanging your shares of the Fund for the shares of another Prudential Mutual Fund is considered a sale for tax purposes. In other words, it's a "taxable event." Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above.

   Any gain or loss you may have from selling or exchanging Fund shares will not be reported on the Form 1099; however, proceeds from the sale or exchange will be reported on Form 1099-B. Therefore, unless you hold your shares in a qualified tax-deferred plan or account, you or your

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   Fund Distributions and Tax Issues
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financial adviser should keep track of the dates on which you buy and sell--or exchange--Fund shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.

AUTOMATIC CONVERSION OF CLASS B SHARES

We have obtained a legal opinion that the conversion of Class B shares into Class A shares--which happens automatically approximately five years after purchase--is not a "taxable event" because it does not involve an actual sale of your Class B shares. This opinion, however, is not binding on the Internal Revenue Service (IRS). For more information about the automatic conversion of Class B shares, see "Class B Shares Convert to Class A Shares After Approximately Five Years" in the next section.

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   How to Buy, Sell and
--------------------------------------------------------------------------------
   Exchange Shares of the Fund
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HOW TO BUY SHARES
STEP 1: OPEN AN ACCOUNT
If you don't have an account with us or a securities firm that is permitted to buy or sell shares of the Fund for you, call Prudential Mutual Fund Services LLC (PMFS) at (800) 225-1852 or contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: INVESTMENT SERVICES
P.O. BOX 15020
NEW BRUNSWICK, NJ 08906-5020

   To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. For additional information about purchasing shares of the Fund, see the back cover page of this prospectus. We have the right to reject any purchase order (including an exchange into the Fund) or suspend or modify the Fund's sale of its shares.

STEP 2: CHOOSE A SHARE CLASS
Individual investors can choose among Class A, Class B, Class C and Class Z shares of the Fund, although Class Z shares are available only to a limited group of investors.

   Multiple share classes let you choose a cost structure that better meets your needs. With Class A shares, you pay the sales charge at the time of purchase, but the operating expenses each year are lower than the expenses of Class B and Class C shares. With Class B shares, you only pay a sales charge if you sell your shares within four years (that is why it is called a Contingent Deferred Sales Charge, or CDSC) but the operating expenses each year are higher than the Class A share expenses. With Class C shares, you pay a 1% front-end sales charge and a 1% CDSC if you sell within 18 months of purchase, but the operating expenses are also higher than the expenses for Class A shares.
   When choosing a share class, you should consider the following:
   . The amount of your investment
   . The length of time you expect to hold the shares and the impact of the varying distribution fees


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  . The different sales charges that apply to each share class--Class A's front-end sales charge vs. Class B's CDSC vs. Class C's low front-end sales charge and low CDSC
  . Whether you qualify for any reduction or waiver of sales charges
  . The fact that Class B shares automatically convert to Class A shares approximately five years after purchase
  . Whether you qualify to purchase Class Z shares
  See "How to Sell Your Shares" for a description of the impact of CDSCs.

Share Class Comparison. Use this chart to help you compare the Fund's different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.




--------------------------------------------------------------------------------

                            CLASS A             CLASS B         CLASS C          CLASS Z

  Minimum purchase          $1,000              $1,000          $2,500           None
  amount/1/

  Minimum amount for        $100                $100            $100             None
  subsequent purchases/1/

  Maximum initial           3.25% of the public None            1% of the public None
  sales charge              offering price                      offering price

  Contingent Deferred       None                If Sold During: 1% on sales      None
   Sales Charge                                 Year 1 3%       made within
   (CDSC)/2/                                    Year 2 2%       18 months of
                                                Year 3 1%       purchase/2/
                                                Year 4 1%
                                                Year 5 0%
  Annual distribution and   .30 of 1%;          1%;             1%;              None
  service (12b-1) fees      (.25 of 1%          (.75 of 1%      (.75 of 1%
  shown as a percentage of  currently)          currently)      currently)
  average net assets/3/

1 The minimum investment requirements do not apply to certain retirement and employee savings plans and custodial accounts for minors. The minimum initial and subsequent investment for purchases made through the Automatic Investment Plan is $50. For more information, see "Additional Shareholder Services-Automatic Investment Plan."

2 For more information about the CDSC and how it is calculated, see "How to Sell Your Shares--Contingent Deferred Sales Charges (CDSC)." Class C shares bought before November 2, 1998 have a 1% CDSC if sold within one year.

3 These distribution fees are paid from the Fund's assets on a continuous basis. Over time, the fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The service fee for Class A, Class B and Class C shares is .25 of 1%. The distribution fee for Class A shares is limited to .30% of 1% (including the .25 of 1% service fee) and .75 of 1% for Class B and Class C shares.

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   How to Buy, Sell and
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   Exchange Shares of the Fund
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REDUCING OR WAIVING CLASS A'S INITIAL SALES CHARGE
The following describes the different ways investors can reduce or avoid paying Class A's initial sales charge.

Increase the Amount of Your Investment. You can reduce Class A's sales charge by increasing the amount of your investment. This table shows you how the sales charge decreases as the amount of your investment increases.

--------------------------------------------------------------------------------

                         SALES CHARGE AS %  SALES CHARGE AS %      DEALER
  AMOUNT OF PURCHASE     OF OFFERING PRICE OF AMOUNT INVESTED REALLOWANCE
  Less than $99,999            3.25%             3.36%              3.00%
  $100,000 to $249,999         2.75%             2.83%              2.50%
  $250,000 to $499,999         2.25%             2.30%              2.00%
  $500,000 to $999,999         1.75%             1.78%              1.55%
  $1 million and above*        None               None              None

* If you invest $1 million or more, you can buy only Class A shares, unless you qualify to buy Class Z shares.

   To satisfy the purchase amounts above, you can:
   . invest with an eligible group of related investors;
   . buy the Class A shares of two or more Prudential Mutual Funds at the same time;
   . use your RIGHTS OF ACCUMULATION, which allow you to combine the value of Prudential Mutual Fund shares you already own with the value of the shares you are purchasing for purposes of determining the applicable sales charge (note: you must notify the Transfer Agent if you qualify for Rights of Accumulation); or
   . sign a LETTER OF INTENT, stating in writing that you or an eligible group of related investors will purchase a certain amount of shares in the Fund and other Prudential Mutual Funds within 13 months.

Benefit Plans. Benefit Plans can avoid Class A's initial sales charges if the Benefit Plan has existing assets of at least $1 million invested in shares of Prudential Mutual Funds (excluding money market funds other than those acquired under the exchange privilege) or 250 eligible employees or participants. For these purposes, a Benefit Plan is a pension, profit-sharing or other employee benefit plan qualified under Section 401 of the Internal Revenue Code, a deferred compensation or annuity plan under Sections


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403(b) and 457 of the Internal Revenue Code, a "rabbi" trust or a nonqualified deferred compensation plan sponsored by an employer that has a tax-qualified benefit plan with Prudential. Class A shares may also be purchased without a sales charge by participants who are repaying loans from Benefit Plans where Prudential (or its affiliates) provides administrative or recordkeeping services, sponsors the product or provides account services.

   Certain Prudential retirement programs--such as PruArray Association Benefit Plans and PruArray Savings Programs--may also be exempt from Class A's sales charge. For more information, see the SAI or contact your financial adviser. In addition, waivers are available to investors in certain programs sponsored by brokers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

  . Mutual fund "wrap" or asset allocation programs where the sponsor places
    Fund trades and charges its clients a management, consulting or other fee for its services; and
  . Mutual fund "supermarket" programs where the sponsor links its customers' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

Other Types of Investors. Other investors pay no sales charges, including certain officers, employees or agents of Prudential and its affiliates, Prudential Mutual Funds, the subadvisers of the Prudential Mutual Funds and clients of brokers that have entered into a selected dealer agreement with the Distributor. To qualify for a reduction or waiver of the sales charge, you must notify the Transfer Agent or your broker at the time of purchase. For more information about reducing or eliminating Class A's sales charge, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares."

WAIVING CLASS C'S INITIAL SALES CHARGE
Benefit Plans. Benefit Plans (as defined above) may purchase Class C shares without paying an initial sales charge. Class C shares may also be purchased without an initial sales charge by participants who are repaying loans from Benefit Plans where Prudential (or its affiliates) provides administrative or recordkeeping services, sponsors the product or provides account services.


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   How to Buy, Sell and
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Prudential Retirement Plans. The initial sales charge will be waived for purchases of Class C shares by both qualified and nonqualified retirement and deferred compensation plans participating in a PruArray Plan and other plans if Prudential also provides administrative or recordkeeping services.

Investment of Redemption Proceeds from Other Investment Companies. The initial sales charge will be waived for purchases of Class C shares if the purchase is made with money from the redemption of shares of any unaffiliated investment company, as long as the shares were not held in an account at Prudential Securities Incorporated or one of its affiliates. These purchases must be made within 60 days of the redemption. To qualify for this waiver, you must:

  . purchase your shares through an account at Prudential Securities,

  . purchase your shares through an ADVANTAGE Account or an Investor Account with Pruco Securities Corporation, or

  . purchase your shares through another broker.

   This waiver is not available to investors who purchase shares directly from the Transfer Agent. If you are entitled to the waiver, you must notify either the Transfer Agent or your broker. The Transfer Agent may require any supporting documents it considers to be appropriate.

QUALIFYING FOR CLASS Z SHARES
Class Z shares of the Fund can be purchased by any of the following:
  . Any Benefit Plan as defined above, and certain nonqualified plans, provided the Benefit Plan--in combination with other plans sponsored by the same employer or group of related employers-- has at least $50 million in defined contribution assets
  . Participants in any fee-based program or trust program sponsored by Prudential or an affiliate which includes mutual funds as investment options and the Fund as an available option
  . Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential Mutual Funds are an available option

  . Benefit Plans for which an affiliate of the Distributor provides administrative or recordkeeping services, and as of September 20,


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    1996, were either Class Z shareholders of the Prudential Mutual Funds or executed a letter of intent to purchase Class Z shares of the Prudential Mutual Funds

  . Current and former Directors/Trustees of the Prudential Mutual Funds
    (including the Fund)
  . Employees of Prudential and/or Prudential Securities who participate in a Prudential-sponsored employee savings plan

  . Prudential with an investment of $10 million or more

   In connection with the sale of shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons a commission of up to 4% of the purchase price for Class B shares, up to 2% of the purchase price for Class C shares and a finder's fee for Class Z shares from their own resources based on a percentage of the net asset value of shares sold or otherwise.

CLASS B SHARES CONVERT TO CLASS A SHARES AFTER APPROXIMATELY FIVE YEARS

If you buy Class B shares and hold them for approximately five years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class B shares that you received with reinvested dividends and other distributions. Since the 12b-1 fees for Class A shares are lower than for Class B shares, converting to Class A shares lowers your Fund expenses.
   When we do the conversion, you will get fewer Class A shares than the number of Class B shares converted if the price of the Class A shares is higher than the price of Class B shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. We do the conversions quarterly, not on the anniversary date of your purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares-- Conversion Feature--Class B Shares."

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   How to Buy, Sell and
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   Exchange Shares of the Fund
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--------------------------------------------------------------------------------
MUTUAL FUND SHARES
The NAV of mutual fund shares changes every day because the value of a fund's portfolio changes constantly. For example, if Fund XYZ holds ACME Corp. bonds in its portfolio and the price of ACME bonds goes up, while the value of the fund's other holdings remains the same and expenses don't change, the NAV of Fund XYZ will increase.

--------------------------------------------------------------------------------
STEP 3: UNDERSTANDING THE PRICE YOU'LL PAY

The price you pay for each share of the Fund is based on the share value. The share value of a mutual fund--known as the NET ASSET VALUE or NAV--is determined by a simple calculation--it's the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by Fund XYZ
(minus its expenses) is $1,000 and there are 100 shares of Fund XYZ owned by shareholders, the price of one share of the fund--or the NAV--is $10 ($1,000 divided by 100). Portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Board.
   Most national newspapers report the NAVs of most mutual funds, which allows investors to check the price of mutual funds daily.

   We determine the NAV of our shares once each business day at 4:15 p.m. New York time on days that the New York Stock Exchange is open for trading. We do not determine NAV on days when we have not received any orders to purchase, sell or exchange Fund shares, or when changes in the value of the Fund's portfolio do not materially affect the NAV.

WHAT PRICE WILL YOU PAY FOR SHARES OF THE FUND?

For Class A and Class C shares, you'll pay the public offering price, which is the NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you're entitled to a waiver). For Class B and Class Z shares, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge you a separate or additional fee for purchases of shares.



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28     PRUDENTIAL STRUCTURED MATURITY FUND, INC.--INCOME PORTFOLIO

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STEP 4: ADDITIONAL SHAREHOLDER SERVICES
As a Fund shareholder, you can take advantage of the following services and privileges:

Automatic Reinvestment. As we explained in the "Fund Distributions and Tax Issues" section, the Fund pays out--or distributes--its net investment income and capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Fund at NAV, without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application, notify your broker or notify the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: ACCOUNT MAINTENANCE
P.O. BOX 15015
NEW BRUNSWICK, NJ 08906-5015

Automatic Investment Plan. You can make regular purchases of the Fund for as little as $50 by having the funds automatically withdrawn from your bank or brokerage account at specified intervals.

Retirement Plan Services. Prudential offers a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on IRAs, including Roth IRAs, or SEP-IRAs for a one-person business, please contact your financial adviser. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLES, SEP plans, Keoghs, 403(b) plans, pension and profit-sharing plans), your financial adviser will help you determine which retirement plan best meets your needs. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.

The PruTector Program. Optional group term life insurance--which protects the value of your Prudential Mutual Fund investment for your beneficiaries against market declines--is available to investors who purchase their shares through Prudential. This insurance is subject to various restrictions and charges and is not available in all states.

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   How to Buy, Sell and
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   Exchange Shares of the Fund
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Systematic Withdrawal Plan. A systematic withdrawal plan is available that will provide you with monthly or quarterly checks. Remember, the sale of Class B and Class C shares may be subject to a CDSC.

Reports to Shareholders. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Fund. To reduce Fund expenses, we will send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise.

HOW TO SELL YOUR SHARES
You can sell your shares of the Fund for cash (in the form of a check) at any time, subject to certain restrictions.

   When you sell shares of the Fund--also known as redeeming your shares--the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell (less any applicable CDSC). If your broker holds your shares, he must receive your order to sell by 4:15 p.m. New York time to process the sale on that day. Otherwise, contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: REDEMPTION SERVICES
P.O. BOX 15010
NEW BRUNSWICK, NJ 08906-5010

   Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid delay if you purchase shares by wire, certified check or cashier's check. Your broker may charge you a separate or additional fee for sales of shares.

RESTRICTIONS ON SALES
There are certain times when you may not be able to sell shares of the Fund, or when we may delay paying you the proceeds from a sale. This


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30     PRUDENTIAL STRUCTURED MATURITY FUND, INC.--INCOME PORTFOLIO

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   Exchange Shares of the Fund
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may happen during unusual market conditions or emergencies when the Fund can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."

   If you are selling more than $50,000 of shares, you want the check sent to someone or someplace that is not in our records or you are a business or a trust and if you hold your shares directly with the Transfer Agent, you may have to have the signature on your sell order guaranteed by a financial institution. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares--Signature Guarantee."

CONTINGENT DEFERRED SALES CHARGES (CDSC)
If you sell Class B shares within four years of purchase or Class C shares within 18 months of purchase (one year for Class C shares purchased before November 2, 1998), you will have to pay a CDSC. To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:

  . Amounts representing shares you purchased with reinvested dividends and distributions

  . Amounts representing the increase in NAV above the total amount of payments for shares made during the past four years for Class B shares and 18 months for Class C shares (one year for Class C shares purchased before November 2, 1998)
  . Amounts representing the cost of shares held beyond the CDSC period (four years for Class B shares and 18 months for Class C shares)

   Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid--or at least minimize--the CDSC.
   Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.
   As we noted before in the "Share Class Comparison" chart, the CDSC for Class B shares is 3% in the first year, 2% in the second and 1% in the

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   How to Buy, Sell and
--------------------------------------------------------------------------------
   Exchange Shares of the Fund
--------------------------------------------------------------------------------

third and fourth years. The rate decreases on the first day of the month following the anniversary date of your purchase, not on the anniversary date itself. The CDSC is 1% for Class C shares--which is applied to shares sold within 18 months of purchase (one year for Class C shares purchased before November 2, 1998). For both Class B and Class C shares, the CDSC is calculated based on the lesser of the original purchase price or the redemption proceeds. For purposes of determining how long you've held your shares, all purchases during the month are grouped together and considered to have been made on the last day of the month.

   The holding period for purposes of determining the applicable CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund.

WAIVER OF THE CDSC--CLASS B SHARES
The CDSC will be waived if the Class B shares are sold:
  . After a shareholder is deceased or disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares owned in joint tenancy (with rights of survivorship), provided the shares were purchased before the death or disability
  . To provide for certain distributions--made without IRS penalty--from a tax-deferred retirement plan, IRA or Section 403(b) custodial account
  . On certain sales from a Systematic Withdrawal Plan

   For more information on the above and other waivers, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Waiver of Contingent Deferred Sales Charges--Class B Shares."

WAIVER OF THE CDSC--CLASS C SHARES

Prudential Retirement Plans. The CDSC will be waived for purchases of Class C shares by both qualified and nonqualified retirement and deferred compensation plans participating in a PruArray Plan and other plans if Prudential also provides administrative or recordkeeping services. The CDSC will also be waived on redemptions sponsored by Prudential and its affiliates to the extent that the redemption proceeds are invested in the Guaranteed Investment Account (a group annuity insurance product


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32     PRUDENTIAL STRUCTURED MATURITY FUND, INC.--INCOME PORTFOLIO

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sponsored by Prudential), the Guaranteed Insulated Separate Account (a separate account offered by Prudential) and shares of The Stable Value Fund (an unaffiliated bank collective fund).

Other Benefit Plans. The CDSC will be waived on redemptions from Benefit Plans holding shares through a broker not affiliated with Prudential and for which the broker provides administrative or recordkeeping services.

REDEMPTION IN KIND
If the sales of Fund shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Fund's net assets, we can then give you securities from the Fund's portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

SMALL ACCOUNTS
If you make a sale that reduces your account value to less than $500, we may sell the rest of your shares (without charging any CDSC) and close your account. We would do this to minimize the Fund's expenses paid by other shareholders. We will give you 60 days' notice, during which time you can purchase additional shares to avoid this action. This involuntary sale does not apply to shareholders who own their shares as part of a 401(k) plan, an IRA or some other tax-deferred plan or account.

90-DAY REPURCHASE PRIVILEGE
After you redeem your shares, you have a 90-day period during which you may reinvest any of the redemption proceeds in shares of the same Fund without paying an initial sales charge. Also, if you paid a CDSC when you redeemed your shares, we will credit your new account with the appropriate number of shares to reflect the amount of the CDSC you paid. In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. See the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."

RETIREMENT PLANS

To sell shares and receive a distribution from a retirement account, call your broker or the Transfer Agent for a distribution request form. There are

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   How to Buy, Sell and
--------------------------------------------------------------------------------
   Exchange Shares of the Fund
--------------------------------------------------------------------------------

special distribution and income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI.

HOW TO EXCHANGE YOUR SHARES
You can exchange your shares of the Fund for shares of the same class in certain other Prudential Mutual Funds--including certain money market funds--if you satisfy the minimum investment requirements. For example, you can exchange Class A shares of the Fund for Class A shares of another Prudential Mutual Fund, but you can't exchange Class A shares for Class B, Class C or Class Z shares. Class B and Class C shares may not be exchanged into money market funds other than Prudential Special Money Market Fund, Inc. After an exchange, at redemption, the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. We may change the terms of the exchange privilege after giving you 60 days' notice.
   If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: EXCHANGE PROCESSING
P.O. BOX 15010
NEW BRUNSWICK, NJ 08906-5010

   There are no sales charges for such exchanges. However, if you exchange--and then sell--Class B shares within approximately four years of your original purchase or Class C shares within 18 months of your original purchase, you must still pay the applicable CDSC. If you have exchanged Class B or Class C shares into a money market fund, the time you hold the shares in the money market account will not be counted in calculating the required holding period for CDSC liability.
   Remember, as we explained in the section entitled "Fund Distributions and Tax Issues--If You Sell or Exchange Your Shares," exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange


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34     PRUDENTIAL STRUCTURED MATURITY FUND, INC.--INCOME PORTFOLIO

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   Exchange Shares of the Fund
--------------------------------------------------------------------------------

are worth more than you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI, "Shareholder Investment Account--Exchange Privilege."
   If you own Class B or Class C shares and qualify to purchase either Class A shares without paying an initial sales charge or Class Z shares, we will automatically exchange your Class B or Class C shares which are not subject to a CDSC for Class A or Class Z shares, as appropriate. We make such exchanges on a quarterly basis, if you qualify for this exchange privilege. We have obtained a legal opinion that this exchange is not a "taxable event{"for federal income tax purposes. This opinion is not binding on the IRS.

FREQUENT TRADING

Frequent trading of Fund shares in response to short-term fluctuations in the market--also known as "market timing"--may make it very difficult to manage the Fund's investments. When market timing occurs, the Fund may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so the Fund's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash the Fund will have to invest. When in our opinion such activity would have a disruptive effect on portfolio management, the Fund reserves the right to refuse purchase orders and exchanges into the Fund by any person, group or commonly controlled accounts. The Fund may notify a market timer of rejection of an exchange or purchase order after the day the order is placed. If the Fund allows a market timer to trade Fund shares, it may require the market timer to enter into a written agreement to follow certain procedures and limitations.

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--------------------------------------------------------------------------------
   Financial Highlights
--------------------------------------------------------------------------------

The financial highlights will help you evaluate the Fund's financial performance. The TOTAL RETURN in each chart represents the rate that a shareholder earned on an investment in that share class of the Fund, assuming reinvestment of all dividends and other distributions. The information is for each share class for the periods indicated.
   Review each chart with the financial statements and report of independent accountants, which appear in the annual report and the SAI and are available upon request. Additional performance information for each share class is contained in the annual report, which you can receive at no charge.

CLASS A SHARES

The financial highlights for the two years ended December 31, 1998 were audited by PricewaterhouseCoopers LLP, independent accountants, and the financial highlights for the three years ended December 31, 1996 were audited by other independent auditors, whose reports were unqualified.

  CLASS A SHARES (FISCAL YEARS ENDED 12-31)
------------------------------------------------------------------------------
  PER SHARE OPERATING PERFORMANCE        1998    1997    1996    1995     1994
  NET ASSET VALUE, BEGINNING OF
  PERIOD:                              $11.35  $11.36  $11.63  $10.97   $11.78
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                   .68     .74     .73     .73      .65
  Net realized and unrealized gain
  (loss) on investment transactions       .07     .01   (.25)     .66    (.80)
  TOTAL FROM INVESTMENT OPERATIONS        .75     .75     .48    1.39    (.15)
------------------------------------------------------------------------------
  LESS DISTRIBUTIONS:
  Dividends from net investment
  income                               (.68)%   (.74)   (.73)   (.73)    (.65)
  Distributions in excess of net
  investment income                       --%   (.02)   (.02)      --    (.01)
  Distributions from net realized
  gains                                   --%      --      --      --       --
  TOTAL DISTRIBUTIONS                  (.68)%   (.76)   (.75)   (.73)    (.66)
  NET ASSET VALUE, END OF YEAR         11.42%  $11.35  $11.36  $11.63   $10.97
  TOTAL RETURN/1/                       6.81%   6.81%   4.32%  13.12%  (1.16)%
------------------------------------------------------------------------------
  RATIOS/SUPPLEMENTAL DATA               1998    1997    1996    1995     1994
  NET ASSETS, END OF YEAR (000)       $85,213 $65,431 $77,031 $88,982  $91,680
  Average net assets (000)             73,382 $70,899 $81,745 $89,500 $106,737
  RATIOS TO AVERAGE NET ASSETS:
  Expenses, including distribution
  fees                                   .81%    .94%    .86%    .82%     .94%
  Expenses, excluding distribution
  fees                                   .71%    .84%    .76%    .72%     .84%
  Net investment income                 5.98%   6.51%   6.38%   6.57%    5.88%
  Portfolio turnover                     301%    180%    170%    160%     123%

--------------------------------------------------------------------------------
1 Total return assumes reinvestment of dividends and any other distributions, but does not include the effect of sales charges. It is calculated assuming shares are purchased on the first day and sold on the last day of each period reported.


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36     PRUDENTIAL STRUCTURED MATURITY FUND, INC.--INCOME PORTFOLIO

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   Financial Highlights
--------------------------------------------------------------------------------

CLASS B SHARES

The financial highlights for the two years ended December 31, 1998 were audited by PricewaterhouseCoopers LLP, independent accountants, and the financial highlights for the three years ended December 31, 1996 were audited by other independent auditors, whose reports were unqualified.

  CLASS B SHARES (FISCAL YEARS ENDED 12-31)
-------------------------------------------------------------------------------
  PER SHARE OPERATING PERFORMANCE      1998    1997     1996     1995     1994
  NET ASSET VALUE, BEGINNING OF
  PERIOD                             $11.35  $11.36   $11.63   $10.97   $11.78
  INCOME FROM INVESTMENT
  OPERATIONS
  Net investment income                 .61     .67      .65      .66      .58
  Net realized and unrealized gain
  (loss) on investment
  transactions                          .06     .01    (.25)      .66    (.80)
  TOTAL FROM INVESTMENT OPERATIONS      .67     .68      .40     1.32    (.22)
-------------------------------------------------------------------------------
  LESS DISTRIBUTIONS
  Dividends from net investment
  income                              (.61)   (.67)    (.65)    (.66)     (.58)
  Distributions in excess of net
  investment income                      --   (.02)    (.02)       --    (.01)
  Distributions from net realized
  gains                                  --      --       --       --       --
  TOTAL DISTRIBUTIONS                 (.61)   (.69)    (.67)    (.66)    (.59)
  NET ASSET VALUE, END OF PERIOD    $ 11.41  $11.35   $11.36   $11.63   $10.97
  TOTAL RETURN/1/                     6.03%   6.13%    3.64%   12.40%  (1.83)%
-------------------------------------------------------------------------------
  RATIOS/SUPPLEMENTAL DATA             1998    1997     1996     1995     1994
  NET ASSETS, END OF YEAR (000)     $39,694 $71,030 $ 94,490 $120,188 $130,258
  Average net assets (000)          $56,913 $81,673 $106,224 $125,230 $134,985
  RATIOS TO AVERAGE NET ASSETS:
  Expenses, including distribution
  fees                                1.46%   1.59%    1.51%    1.47%    1.66%
  Expenses, excluding distribution
  fees                                 .71%    .84%     .76%     .72%     .84%
  Net investment income               5.36%   5.87%    5.73%    5.92%    5.17%
  Portfolio turnover                   301%    180%     170%     160%     123%

--------------------------------------------------------------------------------
1 Total return assumes reinvestment of dividends and any other distributions, but does not include the effect of sales charges. It is calculated assuming shares are purchased on the first day and sold on the last day of each period reported.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   Financial Highlights
--------------------------------------------------------------------------------

CLASS C SHARES

The financial highlights for the two years ended December 31, 1998 were audited by PricewaterhouseCoopers LLP, independent accountants, and the financial highlights for the two years ended December 31, 1996 and the period from August 1, 1994 through December 31, 1994 were audited by other independent auditors, whose reports were unqualified.

  CLASS C SHARES (FISCAL YEARS ENDED 12-31)
----------------------------------------------------------------------------
  PER SHARE OPERATING PERFORMANCE         1998   1997   1996   1995  1994/1/
  NET ASSET VALUE, BEGINNING OF PERIOD  $11.35 $11.36 $11.63 $10.97   $11.30
  INCOME FROM INVESTMENT OPERATIONS
  Net investment income                    .61    .67    .65    .66      .23
  Net realized and unrealized gain
  (loss) on investment transactions        .06    .01  (.25)    .66    (.32)
  TOTAL FROM INVESTMENT OPERATIONS         .67    .68    .40   1.32    (.09)
----------------------------------------------------------------------------
  LESS DISTRIBUTIONS
  Dividends from net investment income   (.61)  (.67)  (.65)  (.66)    (.23)
  Distributions in excess of net
  investment income                         --  (.02)  (.02)     --    (.01)
  TOTAL DISTRIBUTIONS                    (.61)  (.69)  (.67)  (.66)    (.24)
  NET ASSET VALUE, END OF PERIOD        $11.41 $11.35 $11.36 $11.63   $10.97
  TOTAL RETURN/2/                        6.03%  6.13%  3.64% 12.40%  (0.68)%
----------------------------------------------------------------------------
  RATIOS/SUPPLEMENTAL DATA                1998   1997   1996   1995     1994
  NET ASSETS, END OF PERIOD (000)       $1,507 $1,314 $1,396 $1,050     $371
  Average net assets (000)              $1,351 $1,329 $1,270   $667     $192
  RATIOS TO AVERAGE NET ASSETS:
  Expenses, including distribution
  fees                                   1.46%  1.59%  1.51%  1.47% 1.90%/3/
  Expenses, excluding distribution
  fees                                    .71%   .84%   .76%   .72% 1.15%/3/
  Net investment income                  5.36%  5.87%  5.73%  5.92% 5.30%/3/
  Portfolio turnover                      301%   180%   170%   160%     123%

--------------------------------------------------------------------------------
1 Information shown is for the period 8-1-94, when Class C shares were first offered, through 12-31-94.
2 Total return assumes reinvestment of dividends and any other distributions, but does not include the effect of sales charges. It is calculated assuming shares are purchased on the first day and sold on the last day of each period reported. Total return for periods of less than a full year is not annualized.
3 Annualized.


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38     PRUDENTIAL STRUCTURED MATURITY FUND, INC.--INCOME PORTFOLIO

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   Financial Highlights
--------------------------------------------------------------------------------

CLASS Z SHARES

The financial highlights for the two years ended December 31, 1998 were audited by PricewaterhouseCoopers LLP, independent accountants, and the financial highlights for the period from December 16, 1996 through December 31, 1996 were audited by other independent auditors, whose reports were unqualified.

  CLASS Z SHARES (FISCAL YEARS ENDED 12-31)
--------------------------------------------------------------------------
  PER SHARE OPERATING PERFORMANCE                     1998   1997  1996/1/
  NET ASSET VALUE, BEGINNING OF PERIOD              $11.35 $11.37   $11.41
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                .69    .77      .09
  Net realized and unrealized gain (loss)
  on investment transactions                           .07    .02    (.02)
  TOTAL FROM INVESTMENT OPERATIONS                   (.76)    .79      .07
--------------------------------------------------------------------------
  LESS DISTRIBUTIONS:
  Dividends from net investment income               (.69)  (.77)    (.09)
  Distributions in excess of net investment income      --  (.04)    (.02)
  TOTAL DISTRIBUTIONS                                (.69)  (.81)    (.11)
  NET ASSET VALUE, END OF PERIOD                    $11.42 $11.35   $11.37
  TOTAL RETURN/2/                                    6.92%  7.01%     .59%
--------------------------------------------------------------------------
  RATIOS/SUPPLEMENTAL DATA                            1998   1997     1996
  NET ASSETS, END OF PERIOD (000)                   $4,614   $784  $200/4/
  Average net assets (000)                          $1,748   $313  $200/4/
  RATIOS TO AVERAGE NET ASSETS:
  Expenses, including distribution fees               .71%   .84%  .76%/3/
  Expenses, excluding distribution fees               .71%   .84%  .76%/3/
  Net investment income                              6.03%  6.71% 6.48%/3/
  Portfolio turnover                                  301%   180%     170%

--------------------------------------------------------------------------------
1 Information shown is for the period 12-16-96, when Class Z shares were first offered, through 12-31-96.
2 Total return assumes reinvestment of dividends and any other distributions.
  It is calculated assuming shares are purchased on the first day and sold on the last day of each period reported. Total return for periods of less than a full year is not annualized.
3 Annualized.
4 Figures are actual and not rounded to the nearest thousand.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   The Prudential Mutual Fund Family
--------------------------------------------------------------------------------

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial adviser or call us at (800) 225-1852. Please read the prospectus carefully before you invest or send money.

STOCK FUNDS
Prudential Distressed Securities Fund, Inc.
Prudential Emerging Growth Fund, Inc.
Prudential Equity Fund, Inc.
Prudential Equity Income Fund
Prudential Index Series Fund
 Prudential Small-Cap Index Fund
 Prudential Stock Index Fund
The Prudential Investment Portfolios, Inc.
 Prudential Jennison Growth Fund
 Prudential Jennison Growth & Income Fund
Prudential Mid-Cap Value Fund
Prudential Real Estate Securities Fund
Prudential Small-Cap Quantum Fund, Inc.
Prudential Small Company Value Fund, Inc.
Prudential Tax-Managed Equity Fund
Prudential 20/20 Focus Fund
Prudential Utility Fund, Inc.
Nicholas-Applegate Fund, Inc.
 Nicholas-Applegate Growth Equity Fund

ASSET ALLOCATION/BALANCED FUNDS
Prudential Balanced Fund
Prudential Diversified Funds
 Conservative Growth Fund
 Moderate Growth Fund
 High Growth Fund
The Prudential Investment Portfolios, Inc.
 Prudential Active Balanced Fund

GLOBAL FUNDS
GLOBAL STOCK FUNDS
Prudential Developing Markets Fund
 Prudential Developing Markets Equity Fund
 Prudential Latin America Equity Fund
Prudential Europe Growth Fund, Inc.
Prudential Global Genesis Fund, Inc.
Prudential Index Series Fund
 Prudential Europe Index Fund
 Prudential Pacific Index Fund
Prudential Natural Resources Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
 Global Series
 International Stock Series
Global Utility Fund, Inc.

GLOBAL BOND FUNDS
Prudential Global Limited Maturity Fund, Inc.
 Limited Maturity Portfolio
Prudential Intermediate Global Income Fund, Inc.
Prudential International Bond Fund, Inc.
The Global Total Return Fund, Inc.


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40     PRUDENTIAL STRUCTURED MATURITY FUND, INC.--INCOME PORTFOLIO

                                                        [GRAPHIC] (800) 225-1852

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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

BOND FUNDS
TAXABLE BOND FUNDS
Prudential Diversified Bond Fund, Inc.
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
 Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Index Series Fund
 Prudential Bond Market Index Fund
Prudential Structured Maturity Fund, Inc.
 Income Portfolio

TAX-EXEMPT BOND FUNDS
Prudential California Municipal Fund
 California Series
 California Income Series
Prudential Municipal Bond Fund
 High Income Series
 Insured Series
Prudential Municipal Series Fund
 Florida Series
 Massachusetts Series
 New Jersey Series
 New York Series
 North Carolina Series
 Ohio Series
 Pennsylvania Series
Prudential National Municipals Fund, Inc.

MONEY MARKET FUNDS
TAXABLE MONEY MARKET FUNDS
Cash Accumulation Trust
 Liquid Assets Fund
 National Money Market Fund
Prudential Government Securities Trust
 Money Market Series
 U.S. Treasury Money Market Series
Prudential Special Money Market Fund, Inc.
 Money Market Series
Prudential MoneyMart Assets, Inc.

TAX-FREE MONEY MARKET FUNDS
Prudential Tax-Free Money Fund, Inc.
Prudential California Municipal Fund
 California Money Market Series
Prudential Municipal Series Fund
 Connecticut Money Market Series
 Massachusetts Money Market Series
 New Jersey Money Market Series
 New York Money Market Series

COMMAND FUNDS
Command Money Fund
Command Government Fund
Command Tax-Free Fund

INSTITUTIONAL MONEY MARKET FUNDS
Prudential Institutional Liquidity Portfolio, Inc.
 Institutional Money Market Series

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    FOR MORE INFORMATION
    ________________________________________________________________

Please read this prospectus before you invest in the Fund and keep it for future reference. For information or shareholder questions contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
P.O. BOX 15005
NEW BRUNSWICK, NJ 08906-5005
(800) 225-1852
(732) 417-7555
 (if calling from outside the U.S.)
--------------------------------------------------------------------------------
Outside Brokers Should Contact:
PRUDENTIAL INVESTMENT MANAGEMENT SERVICES LLC
P.O. BOX 15035
NEW BRUNSWICK, NJ 08906-5035
(800) 778-8769
--------------------------------------------------------------------------------
Visit Prudential's Web Site At:
HTTP://WWW.PRUDENTIAL.COM
--------------------------------------------------------------------------------
Additional information about the Fund can be obtained without charge and can be found in the following documents:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
 (incorporated by reference into this prospectus)

ANNUAL REPORT
 (contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance)

SEMI-ANNUAL REPORT

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:

By Mail:
Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-6009
 (The SEC charges a fee to copy documents.)

In Person:
Public Reference Room in Washington, DC
 (For hours of operation, call 1(800) SEC-0330)

Via the Internet:
http://www.sec.gov
--------------------------------------------------------------------------------
CUSIP NUMBERS:
CLASS A: 743924-10-2
CLASS B: 743924-20-1
CLASS C: 743924-30-0
CLASS Z: 743924-70-6

Investment Company Act File No:
811-5594


  Printed on Recycled Paper
[RECYCLE LOGO APPEARS HERE]

MF140A

                   PRUDENTIAL STRUCTURED MATURITY FUND, INC.

                      Statement of Additional Information

                           dated March 1, 1999

  Prudential Structured Maturity Fund, Inc. (the Company), is an open-end, management investment company comprised of two Portfolios--the Income Portfolio and the Municipal Income Portfolio. Only the Income Portfolio (the
Fund) is offered at this time. The investment objective of the Fund is high current income consistent with the preservation of principal. The Fund seeks to achieve its objective primarily through structuring its portfolio by utilizing a "laddered" maturity strategy. The Fund invests primarily in investment grade corporate debt securities and in obligations of the U.S. Government, its agencies and instrumentalities with maturities of six years or less. The Fund may also invest up to 10% of its total assets in securities rated below BBB by Standard & Poor's Ratings Group or Baa by Moody's Investors Service (or a similar nationally recognized statistical rating organization), or, if not rated, of comparable quality in the opinion of the investment adviser. The securities in which the Fund invests are allocated by maturity among six annual maturity categories ranging from one year or less to between five and six years with each category representing approximately one-sixth of the Fund's assets. As the securities in each annual category mature or as new investments are made in the Fund, the proceeds will be invested to maintain the balance of investments among the six annual maturity categories. There can be no assurance that the Fund's investment objective will be achieved. See "Description of the Fund, Its Investments and Risks."

  The Company's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.

  This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of the Fund, dated March 1, 1999, a copy of which may be obtained from the Company upon request.

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           -----
Fund History.............................................................. B-2
Description of the Fund, Its Investments and Risks........................ B-2
Investment Restrictions................................................... B-17
Management of the Company................................................. B-19
Control Persons and Principal Holders of Securities....................... B-23
Investment Advisory and Other Services.................................... B-23
Brokerage Allocation and Other Practices.................................. B-27
Capital Shares, Other Securities and Organization......................... B-28
Purchase, Redemption and Pricing of Fund Shares........................... B-29
Shareholder Investment Account............................................ B-40
Net Asset Value........................................................... B-45
Taxes, Dividends and Distributions........................................ B-46
Performance Information................................................... B-48
Financial Statements...................................................... B-51
Independent Accountants Report............................................ B-62
Appendix I--Description of Security Ratings............................... I-1
Appendix II--General Investment Information............................... II-1
Appendix III--Historical Performance Data................................. III-1
Appendix IV--Information Relating to Prudential........................... IV-1

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MF140B

                                 FUND HISTORY

  The Company was incorporated in Maryland on June 8, 1988. The Company initially offered only one series known as Prudential Structured Maturity Fund. On July 15, 1993, the Board of Directors authorized the creation of the Municipal Income Portfolio and approved the designation of the existing shares of the Company as shares of the Income Portfolio. At a special meeting held on July 19, 1994, shareholders approved an amendment to the Company's Articles of Incorporation to change the Company name from Prudential-Bache Structured Maturity Fund, Inc. to Prudential Structured Maturity Fund, Inc.

              DESCRIPTION OF THE FUND, ITS INVESTMENTS AND RISKS

  (A) CLASSIFICATION. The Fund is a diversified, open-end management investment company.

  (B) AND (C) INVESTMENT STRATEGIES, POLICIES AND RISKS. The investment objective of the Fund is high current income consistent with the preservation of principal. While the principal investment policies and strategies for seeking to achieve this objective are described in the Fund's Prospectus, the Fund may from time to time also use the securities, instruments, policies and strategies described below in seeking to achieve its objective. The Fund may not be successful in achieving its objective and you could lose money.

U.S. Government Securities

  U.S. TREASURY SECURITIES. The Fund will invest in U.S. Treasury securities, including bills, notes and bonds. These instruments are direct obligations of the U.S. Government and, as such, are backed by the full faith and credit of the United States. They differ in their interest rates and the lengths of their maturities.

  SECURITIES ISSUED OR GUARANTEED BY U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES. The Fund will invest in obligations issued or guaranteed by agencies of the U.S. Government or instrumentalities established or sponsored by the U.S. Government. These obligations, including those which are guaranteed by federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States. Obligations of the Government National Mortgage Association (GNMA), the Farmers Home Administration and the Export-Import Bank are backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments. Securities of this type in which the Fund may invest that are not backed by the full faith and credit of the United States include obligations which generally may be satisfied only by the individual credit of the issuing agency, such as obligations of the Federal National Mortgage Association (FNMA), the Federal Home Loan Mortgage Corporation (FHLMC) and the Resolution Funding Corporation. GNMA, FNMA and FHLMC investments may include collateralized mortgage obligations.

  MORTGAGE-RELATED SECURITIES ISSUED BY U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES. The U.S. Government or the issuing agency or instrumentality guarantees the payment of interest on and principal of these securities; however, the guarantees do not extend to the yield or value of the securities nor do the guarantees extend to the yield or value of the Fund's shares. Mortgages backing the securities purchased by the Fund include conventional thirty-year fixed-rate mortgages, graduated payment mortgages, fifteen-year mortgages, adjustable rate mortgages and balloon payment mortgages. A balloon payment mortgage-backed security is an amortizing mortgage security with installments of principal and interest, the last installment of which is predominantly principal. All of these mortgages can be used to create pass-through securities. A pass-through security is formed when mortgages are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgages is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee). Prepayments occur when the holder of an undivided mortgage prepays the remaining principal before the mortgage's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. The remaining expected average life of a pool of mortgage loans underlying a mortgage-backed security is a prediction of when the mortgage loans will be repaid and is based upon a variety of factors, such as the demographic and geographic characteristics of the borrowers and the mortgaged properties, the length of time that each of the mortgage loans has been outstanding, the interest rates payable on the mortgage loans and the current interest rate environment. Because mortgage-backed securities are often prepaid, a pass-through security with a stated remaining maturity of more than its remaining expected average life will be deemed by the Fund, for purposes of determining the Fund's effective dollar-weighted average maturity, to have a remaining maturity equal to its remaining expected average life. The determination of the remaining expected average life of mortgage-backed securities will be made by the investment adviser, subject to the supervision of the Company's Board of Directors. In selecting investments for the Fund and in determining the remaining maturity, the investment adviser will rely on average remaining life data published by various mortgage-backed securities dealers except to the extent such data are deemed unreasonable by the investment adviser. The investment adviser might deem such data unreasonable if such data appeared to present a significantly different average remaining expected life for a security when compared to data relating to the average remaining life of comparable securities as provided by other independent mortgage-backed securities dealers.

  During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. When mortgage obligations are prepaid, the Fund reinvests the prepaid amounts in securities, the yields of which reflect interest rates prevailing at that time. Therefore, the Fund's ability to maintain a portfolio of high-yielding mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages must be reinvested in securities which have lower yields than the prepaid mortgages. Moreover, prepayments of mortgages which underlie securities purchased at a premium generally will result in capital losses.

  GNMA CERTIFICATES. Certificates of the Government National Mortgage Association (GNMA Certificates) are mortgage-backed securities which evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from bonds in that principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity. GNMA Certificates that the Fund purchases are the modified pass-through type. Modified pass-through GNMA Certificates entitle the holder to receive a share of all interest and principal prepayments paid and owed on the mortgage pool, net of fees paid to the issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment. The GNMA Certificates will represent a pro rata interest in one or more pools of the following types of mortgage loans: (i) fixed-rate level payment mortgage loans; (ii) fixed-rate graduated payment mortgage loans; (iii) fixed-rate growing equity mortgage loans; (iv) fixed-rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multi-family residential properties under construction; (vi) mortgage loans on completed multi-family projects; (vii) fixed-rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans (buydown mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and
(ix) mortgage-backed serial notes. All of these mortgage loans will be FHA Loans or VA Loans and, except as otherwise specified above, will be fully-amortizing loans secured by first liens on one-to-four family housing units.

  GNMA GUARANTEE. GNMA is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act, as amended (the Housing Act), authorizes GNMA to guarantee the timely payment of principal and interest on certificates that are based on and backed by a pool of mortgages insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 (FHA loans), or guaranteed by the Veterans Administration under the Servicemen's Retirement Act of 1944, as amended (VA loans), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the U.S. Government is pledged to the payment of all amounts that may be required to be paid under the guarantee. In order to meet its obligations under such guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

  FHLMC SECURITIES. The Federal Home Loan Mortgage Corporation was created in 1970 through enactment of Title III of the Emergency Home Finance Act of 1970. Its purpose is to promote development of a nationwide secondary market in conventional residential mortgages.

  The FHLMC presently issues two types of mortgage pass-through securities, mortgage participation certificates (PCs) and guaranteed mortgage certificates. The Fund does not intend to invest in guaranteed mortgage certificates. PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FHLMC guarantees timely monthly payment of interest on PCs and the stated principal amount.

  FNMA SECURITIES. The Federal National Mortgage Association was established in 1938 to create a secondary market in mortgages. FNMA issues guaranteed mortgage pass-through certificates (FNMA Certificates). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest on FNMA Certificates and the stated principal amount.

  ADJUSTABLE RATE MORTGAGE SECURITIES. Generally, adjustable rate mortgage securities (ARMs) have a specified maturity date and amortize principal over their life. In periods of declining interest rates, there is a reasonable likelihood that ARMs will experience increased rates of prepayment of principal. However, the major difference between ARMs and fixed-rate mortgage securities (FRMs) is that the interest rate and the rate of amortization of principal of ARMs can and do change in accordance with movements in a particular, pre-specified, published interest rate index. The amount of interest on an ARM is calculated by adding a specified amount, the "margin," to the index, subject to limitations on the maximum and minimum interest that is charged during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period. Because the interest rate on ARMs generally moves in the same direction as market interest rates, the market value of ARMs tends to be more stable than that of long-term fixed-rate securities. The Fund expects this characteristic to contribute to its objective of preservation of principal.

  The interest rates paid on the ARMs in which the Fund invests generally are readjusted at intervals of one year or less to an increment over some predetermined interest rate index. There are two main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index (often related to ARMs issued by FNMA), tend to lag behind changes in market rate levels and tend to be somewhat less volatile.

  The underlying mortgages which collateralize the ARMs in which the Fund invests will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down (1) per reset or adjustment interval and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization.

  FIXED-RATE MORTGAGE SECURITIES. The Fund anticipates investing in high-coupon fixed-rate mortgage securities. Such securities are collateralized by fixed-rate mortgages and tend to have high prepayment rates when the level of prevailing interest rates declines significantly below the interest rates on the mortgages. Thus, under those circumstances, the securities are generally less sensitive to interest rate movements than lower coupon FRMs.

  STRIPS. The Fund may invest in component parts of U.S. Government Securities, namely, either the corpus (principal) of such obligations or one of the interest payments scheduled to be paid on such obligations. These obligations may take the form of (i) obligations from which the interest coupons have been stripped, (ii) the interest coupons that are stripped, (iii) book entries at a Federal Reserve member bank representing ownership of obligation components or (iv) receipts evidencing the component parts (corpus or coupons) of U.S. Government obligations that have not actually been stripped. Such receipts evidence ownership of component parts of U.S. Government obligations (corpus or coupons) purchased by a third party (typically an investment banking firm) and held on behalf of the third party in physical or book-entry form by a major commercial bank or trust company pursuant to a custody agreement with the third party. U.S. Government obligations, including those underlying such receipts, are backed by the full faith and credit of the U.S. Government.

  The Fund may also invest in mortgage pass-through securities where all interest payments go to one class of holders (Interest Only Securities or IOs) and all principal payments go to a second class of holders (Principal Only Securities or POs). These securities are commonly referred to as mortgage-backed securities strips or MBS strips.

  The yields to maturity on IOs are very sensitive to the rate of principal payments (including prepayments) on the related underlying assets, and a rapid rate of principal payments may have a material adverse effect on the yield to maturity. If the underlying assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in these securities. Conversely, if the underlying assets experience less than anticipated prepayments of principal, the yield on POs could be materially adversely affected.

Corporate and Other Debt Obligations

  The Fund may invest in debt securities of U.S. issuers that have securities outstanding that are rated at the time of purchase at least BBB by Standard & Poor's Ratings Group (S&P) or Baa by Moody's Investors Service (Moody's) or comparably rated by a similar nationally recognized statistical rating organization (NRSRO) or, if not rated, of comparable quality in the opinion of the investment adviser. The Fund may also invest up to 10% of total assets in securities rated BB or Ba by S&P or Moody's, respectively (or comparably rated by a similar NRSRO), or, if not rated, of comparable quality in the opinion of the investment adviser (junk bonds). Securities rated Baa by Moody's are considered to be investment grade, although they have speculative characteristics. Changes in economic or other circumstances are more likely to lead to a weakened capacity of issuers whose securities are rated BBB or Baa to pay interest or repay principal than is the case for issuers of higher rated securities. Securities rated below Baa by Moody's and below BBB by S&P are considered speculative and are commonly referred to as junk bonds. Such securities generally offer a higher yield than those in the higher rated categories but also involve greater risk of loss of principal and income and may also be subject to greater price volatility due to the market's perceptions of the creditworthiness of the issuer.

  The corporate obligations in which the Fund may invest include mortgage-backed securities, including collateralized mortgage obligations and real estate mortgage investment conduits, and asset-backed securities. The Fund may invest up to 30% of its net assets in collateralized mortgage obligations and real estate mortgage investment conduits and up to 25% of its net assets in asset-backed securities.


  RISK FACTORS RELATING TO INVESTING IN HIGH YIELD SECURITIES. Fixed-income securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated (i.e., high yield) securities, commonly referred to as "junk bonds", are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. The investment adviser considers both credit risk and market risk in making investment decisions for the Fund. Investors should carefully consider the relative risks of investing in high yield securities and understand that such securities are not generally meant for short-term investing.

  Under adverse economic conditions, there is a risk that highly leveraged issuers may be unable to service their debt obligations or to repay their obligations upon maturity. During an economic downturn or recession, securities of highly leveraged issuers are more likely to default than securities of higher rated issuers. In addition, the secondary market for high yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the investment adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's value (NAV). The responsibility of the Company's Board of Directors to value the securities becomes more difficult and judgment plays a greater role in valuation because there is less reliable, objective data available. Moreover, under the circumstances where the Fund owns the majority of an issue, market and credit risks may be greater.

  Lower rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the Fund experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the Fund's portfolio and increasing the exposure of the Fund to the risks of high yield securities.

  Ratings of fixed income securities represent the rating agencies' opinions regarding their credit quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than a rating indicates.

  Federal laws require the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limit the deductibility of interest by certain corporate issuers of high yield bonds. These laws could also adversely affect the Fund's NAV and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities.

Mortgage-Backed and Asset-Backed Securities

  MORTGAGE-BACKED SECURITIES. Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. There are currently three basic types of mortgage-backed securities: (i) those issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, such as GNMA, FNMA and FHLMC, described under "U.S. Government Securities" above; (ii) those issued by private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; and (iii) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or mortgage-backed securities without a U.S. Government guarantee but usually having some form of private credit enhancement.

  The Fund intends to invest in non-agency whole loan mortgage-backed securities rated at least AA by S&P or Aa by Moody's.

  Private mortgage pass-through securities are structured similarly to the GNMA, FNMA and FHLMC mortgage pass-through securities and are issued by originators of and investors in mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing. These securities usually are backed by a pool of conventional fixed-rate or adjustable rate mortgage loans. Since private mortgage pass-through securities typically are not guaranteed by an entity having the credit status of GNMA, FNMA and FHLMC, such securities generally are structured with one or more types of credit enhancement.

  COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS) AND REAL ESTATE MORTGAGE INVESTMENT CONDUITS (REMICS). A CMO is a debt security that is backed by a portfolio of mortgages or mortgage-backed securities. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral is collectively referred to as Mortgage Assets). Multi-class pass-through securities are equity interests in a trust composed of Mortgage Assets. Payments of principal and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multi-class pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of a series of CMOs may elect to be treated as a REMIC. All future references to CMOs include REMICs.

  In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a tranche, is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-backed securities.

  Certain issuers of CMOs, including certain CMOs that have elected to be treated as REMICs, are not considered investment companies pursuant to a rule adopted by the Securities and Exchange Commission (Commission), and the Fund may invest in the securities of such issuers without the limitations imposed by the Investment Company Act of 1940, as amended (the Investment Company Act) on investments by the Fund in other investment companies. In addition, in reliance on an earlier Commission interpretation, the Fund's investments in certain other qualifying CMOs, which cannot or do not rely on the rule, are also not subject to the limitation of the Investment Company Act on acquiring interests in other investment companies. In order to be able to rely on the Commission's interpretation, these CMOs must be unmanaged, fixed asset issuers, that (a) invest primarily in mortgage-backed securities, (b) do not issue redeemable securities, (c) operate under general exemptive orders exempting them from all provisions of the Investment Company Act, and (d) are not registered or regulated under the Investment Company Act as investment companies. To the extent that the Fund selects CMOs or REMICs that cannot rely on the rule or do not meet the above requirements, the Fund may not invest more than 10% of its assets in all such entities and may not acquire more than 3% of the voting securities of any single such entity.

  The underlying mortgages which collateralize the CMOs and REMICs in which the Fund invests will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down (1) per reset or adjustment interval and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization.

  STRIPPED MORTGAGE-BACKED SECURITIES (PRIVATELY ISSUED). In addition to MBS strips issued by agencies or instrumentalities of the U.S. Government, the Fund may purchase MBS strips issued by private originators of, or investors in, mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing.

  ASSET-BACKED SECURITIES. Through the use of trusts and special purpose corporations, various types of assets, primarily home equity loans and automobile and credit card receivables, are being securitized in pass-through structures similar to the mortgage pass-through structures described above or in a pay-through structure similar to the collateralized mortgage structure. The Fund may invest in these and other types of privately-issued asset-backed securities which may be developed in the future. Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the related collateral. Credit card receivables are generally unsecured and debtors are entitled to the protection of a number of state and federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, the security interests in the underlying automobiles are often not transferred when the pool is created, with the resulting possibility that the collateral could be resold. The remaining maturity of an asset-backed security will be deemed to be equal to the average maturity of the assets underlying such security determined by the investment adviser on the basis of assumed prepayment rates and other factors with respect to such assets. In general, these types of loans are of shorter duration than mortgage loans and are less likely to have substantial prepayments.

  RISK FACTORS RELATING TO INVESTING IN MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. Mortgage-backed securities, including those issued or guaranteed privately or by the U.S. Government or one of its agencies or instrumentalities, and asset-backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Alternatively, if the Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. The Fund may invest a portion of its assets in derivative mortgage-backed securities such as MBS strips which are highly sensitive to changes in prepayment and interest rates. The investment adviser will seek to manage these risks (and potential benefits) by diversifying its investments in such securities and through hedging techniques.

  In addition, mortgage-backed securities which are secured by manufactured (mobile) homes and multi-family residential properties, such as GNMA and FNMA certificates, are subject to a higher risk of default than are other types of mortgage-backed securities. See "U.S. Government Securities" above. The investment adviser will seek to minimize this risk by investing in mortgage-backed securities rated at least A by Moody's and S&P.

  Although the extent of prepayments on a pool of mortgage loans depends on various economic and other factors, as a general rule prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, amounts available for reinvestment by the Fund are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates. Asset-backed securities, although less likely to experience the same prepayment rate as mortgage-backed securities, may respond to certain of the same factors influencing prepayments, while at other times different factors may predominate. Mortgage-backed securities and asset-backed securities generally decrease in value as a result of increases in interest rates and usually have less potential for capital appreciation during periods of declining interest rates than other fixed-income securities with comparable maturities because of the risk of prepayment. In addition, to the extent such mortgage securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments generally will result in some loss of the holders' principal to the extent of the premium paid. On the other hand, if such mortgage securities are purchased at a discount, an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income which when distributed to shareholders will be taxable as ordinary income.

  During periods of rising interest rates, the rate of prepayment of mortgages underlying mortgage-backed securities can be expected to decline, extending the projected average maturity of the mortgage-backed securities. The maturity extension risk may effectively change a security which was considered short- or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short- or intermediate-term securities.

  Asset-backed securities involve certain risks that are not posed by mortgage-backed securities, resulting mainly from the fact that asset-backed securities do not usually contain the complete benefit of a security interest in the related collateral. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit card laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds from repossessed collateral may not always be sufficient to support payments on these securities.

When-Issued and Delayed Delivery Securities

  The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place a month or more in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. The Fund will maintain in a segregated account cash or other liquid assets having a value equal to or greater than the Fund's purchase commitments. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities the value may be more or less than the purchase price and an increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund's NAV.

Repurchase Agreements

  The Fund may on occasion enter into repurchase agreements whereby the seller of a security agrees to repurchase that security from the Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund's money is invested in the repurchase agreement. The Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily, and if the value of instruments declines, the Fund will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Fund may incur a loss.

  The Fund's repurchase agreements will be collateralized by U.S. Government obligations. The Fund will enter into repurchase transactions only with parties meeting creditworthiness standards approved by the Company's Board of Directors. The Fund's investment adviser will monitor the creditworthiness of such parties, under the general supervision of the Board of Directors. In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will suffer a loss.

  The Fund participates in a joint repurchase account with other investment companies managed by Prudential Investments Fund Management LLC (PIFM) pursuant to an order of the Commission. On a daily basis, any uninvested cash balances of the Fund may be aggregated with those of such investment companies and invested in one or more repurchase agreements. Each fund participates in the income earned or accrued in the joint account based on the percentage of its investment.

Money Market Instruments

  The Fund may invest in high quality money market instruments, including:

  1. Obligations denominated in U.S. dollars (including certificates of deposit, bankers' acceptances and time deposits) of commercial banks, savings banks and savings and loan associations having, at the time of acquisition by the Fund of such obligations, total assets of not less than $1 billion or its equivalent. The Fund may invest in obligations of domestic banks, foreign banks, and branches and offices thereof. The term "certificates of deposit" includes both Eurodollar certificates of deposit, for which there is generally a market, and Eurodollar time deposits, for which there is generally not a market. Eurodollars are U.S. dollars deposited in banks outside the United States. For this purpose, the certificates of deposit may have terms in excess of one year.

  2. Commercial paper, variable amount demand master notes, bills, notes and other obligations issued by a U.S. company, a foreign company or a foreign government, its agencies, instrumentalities or political subdivisions, maturing in one year or less, denominated in U.S. dollars, and, at the date of investment, rated at least A-2 by S&P or Prime-2 by Moody's, or, if not rated, issued by an entity having an outstanding unsecured debt issue rated at least A or A-2 by S&P or A or Prime-2 by Moody's. If such obligations are guaranteed or supported by a letter of credit issued by a bank, the bank (including a foreign bank) must meet the requirements set forth in paragraph 1 above. If such obligations are guaranteed or insured by an insurance company or other non-bank entity, the insurance company or other non-bank entity must represent a credit of high quality, as determined by the Company's Board of Directors. Under the Investment Company Act, a guaranty is not deemed to be a security of the guarantor for purposes of satisfying the diversification requirements provided that the securities issued or guaranteed by the guarantor and held by the Fund do not exceed 10% of the Fund's total assets.

Yankee Obligations

  The Fund may invest in U.S. dollar-denominated debt securities of foreign corporations issued in the United States and U.S. dollar-denominated debt securities issued or guaranteed as to payment of principal and interest by governments, quasi-governmental entities, government agencies, supranational entities and other governmental entities of foreign countries, which securities are issued in the United States (Yankee obligations). A supranational entity is an entity constituted by the national governments of several countries to promote economic development, such as the World Bank (International Bank for Reconstruction and Development), the European Investment Bank and the Asian Development Bank. Debt securities of quasi-governmental entities are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. These include, among others, the Province of Ontario and the City of Tokyo.

  Investments in obligations of foreign issuers may be subject to certain risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, the seizure or nationalization of foreign deposits and foreign exchange controls or other restrictions. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer and such entities may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers. In the event of a default with respect to any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuer of such securities.

Lending of Securities

  Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans do not exceed in the aggregate 30% of the value of the Fund's total assets and that the loans are callable at any time by the Fund. As a matter of fundamental policy, the Fund will not lend more than 30% of the value of its total assets. The loans must at all times be secured by cash or other liquid assets or secured by an irrevocable letter of credit in favor of the Fund in an amount equal to at least 100%, determined daily, of the market value of the loaned securities. The collateral is segregated pursuant to applicable regulations. During the time portfolio securities are on loan, the borrower will pay the Fund an amount equivalent to any dividend or interest paid on such securities and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower. The advantage of such loans is that the Fund continues to receive payments in lieu of the interest and dividends on the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral, which will be invested in short-term obligations.

  A loan may be terminated by the borrower on one business day's notice or by the Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will be made only to firms determined to be creditworthy pursuant to procedures approved by the Board of Directors of the Company. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund.

  Since voting or consent rights, if any, which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan. The Fund will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

Covered Dollar Rolls

  The Fund may enter into covered dollar rolls. In a dollar roll, the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date from the same party. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sale price and the forward price for the future purchase (often referred to as the drop) as well as by the interest earned on the cash proceeds of the initial sale. A covered roll is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction.

  The Fund will establish a segregated account in which it will maintain cash or other liquid assets having a value equal to its obligations in respect of covered dollar rolls. Covered dollar rolls involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a covered dollar roll files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

  The Fund may invest up to 5% of its total assets in covered dollar rolls.

World Bank Obligations

  The Fund may purchase obligations of the International Bank for Reconstruction and Development (the World Bank). Obligations of the World Bank are supported by appropriated but unpaid commitments of its member countries, including the U.S., and there is no assurance these commitments will be undertaken or met in the future.

Instruments with Puts

  The Fund may purchase instruments together with the right to resell the instruments at an agreed-upon price or yield within a specified period prior to the maturity date of the instruments. Such a right to resell is commonly known as a put, and the aggregate price which the Fund pays for instruments with puts may be higher than the price which otherwise would be paid for the instruments. Consistent with the Fund's investment objective and applicable rules issued by the Commission and subject to the supervision of the Board of Directors, the purpose of this practice with respect to money market instruments is to permit the Fund to be fully invested while preserving the necessary liquidity to meet unusually large redemptions and to purchase at a later date securities other than those subject to the put. Puts may be exercised prior to the expiration date in order to fund obligations to purchase other securities or to meet redemption requests. These obligations may arise during periods in which proceeds from sales of portfolio shares and from recent sales of portfolio securities are insufficient to meet such obligations or when the funds available are otherwise allocated for investment. In addition, puts may be exercised prior to the expiration date in the event the investment adviser revises its evaluation of the creditworthiness of the issuer of the underlying security. In determining whether to exercise puts prior to their expiration date and in selecting which puts to exercise in such circumstances, the investment adviser considers, among other things, the amount of cash available to the Fund, the expiration dates of the available puts, any future commitments for securities purchases, the yield, quality and maturity dates of the underlying securities, alternative investment opportunities and the desirability of retaining the underlying securities in the Fund. When the put is at the option of the Fund, the Fund considers the maturity of an instrument subject to the put to be the earlier of the put expiration date or the stated maturity of the instrument.

  Since the value of the put is dependent on the ability of the put writer to meet its obligation to repurchase, the Fund's policy is to enter into put transactions only with such brokers, dealers or financial institutions or original issuers which present minimal credit risks. There is a credit risk associated with the purchase of puts in that the broker, dealer or financial institution or original issuer might default on its obligation to repurchase an underlying security. In the event such a default should occur, the Fund is unable to predict whether all or any portion of any loss sustained could subsequently be recovered from the broker, dealer or financial institution or original issuer.

Illiquid Securities

  The Fund may hold up to 15% of its net assets in illiquid securities, including agreements which have a maturity of longer than seven days, certain securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable. Repurchase agreements subject to demand are deemed to have a maturity equal to the applicable notice period.

  Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market (Direct Placement Securities). Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

  In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

  Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a safe harbor from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The investment adviser anticipates that the market for certain restricted securities such as institutional commercial paper and foreign securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as PORTAL System sponsored by the National Association of Securities Dealers, Inc. (NASD). The Fund's investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing Rule 144A securities.

  Restricted securities, including securities eligible for resale pursuant to Rule 144A under the Securities Act, and commercial paper that have a readily available market are treated as liquid only when deemed liquid under procedures established by the Directors. The investment adviser will monitor the liquidity of such restricted securities subject to the supervision of the Board of Directors. In reaching liquidity decisions, the investment adviser will consider, inter alia, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security and (4) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (i) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSRO), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be a comparable quality in the view of the investment adviser; and (ii) it must not be traded flat (that is, without accrued interest) or in default as to principal or interest. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

  When the Fund enters into interest rate swaps on other than a net basis, the entire amount of the Fund's obligations, if any, with respect to such interest rate swaps will be treated as illiquid. To the extent that the Fund enters into interest rate swaps on a net basis, the net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be treated as illiquid.

  The staff of the Commission has taken the position that purchased over-the-counter options and the assets used as "cover" for written over-the-counter options are illiquid securities unless the Fund and the counterparty have provided for the Fund, at the Fund's election, to unwind the over-the-counter option. The exercise of such an option ordinarily would involve the payment by the Fund of an amount designed to reflect the counterparty's economic loss from an early termination, but does allow the Fund to treat the assets used as cover as liquid.

Borrowing

  The Fund may borrow an amount equal to no more than 20% of the value of its total assets (calculated when the loan is made) from banks for temporary, extraordinary or emergency purposes. The Fund may pledge up to 20% of its total assets to secure these borrowings. The Fund will not purchase portfolio securities if its borrowings exceed 5% of its net assets.

Hedging and Return Enhancement Strategies

  The Fund may also engage in various portfolio strategies, including utilizing derivatives, to reduce certain risks of its investments and to attempt to enhance return, but not for speculation. The Company, and thus the investor, may lose money through any unsuccessful use of these strategies. These strategies include the use of interest rate swap transactions and Eurodollar futures contracts and options thereon. The Fund's ability to use these strategies may be limited by market conditions, regulatory limits and there can be no assurance that any of these strategies will succeed.

  OPTIONS TRANSACTIONS. The Fund reserves the right to enter into options transactions but has no intention of doing so in the foreseeable future.

  INTEREST RATE SWAP TRANSACTIONS. The Fund may enter into interest rate swaps. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions as a hedge and not as a speculative investment.

  The risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make and will not exceed 5% of the Fund's net assets. The use of interest rate swaps may involve investment techniques and risks different from those associated with ordinary portfolio transactions. If the investment adviser is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared to what it would have been if the investment technique was never used.

  The Fund may enter into interest rate swap transactions on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities. Under normal circumstances, the Fund will enter into interest rate swaps on a net basis, that is, the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or other liquid assets having an aggregate NAV at least equal to the accrued excess will be maintained in a segregated account. To the extent that the Fund enters into interest rate swaps on other than a net basis, the amount maintained in a segregated account will be the full amount of the Fund's obligations, if any, with respect to such interest rate swaps, accrued on a daily basis. Inasmuch as segregated accounts are established for these hedging transactions, the investment adviser and the Fund believe such obligations do not constitute senior securities. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreement related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms. Since interest rate swaps are individually negotiated, the Fund expects to achieve an acceptable degree of correlation between its rights to receive interest on its portfolio securities and its rights and obligations to receive and pay interest pursuant to interest rate swaps. The Fund will enter into interest rate swaps only with parties meeting creditworthiness standards approved by the Company's Board of Directors. The investment adviser will monitor the creditworthiness of such parties under the supervision of the Board of Directors.

  INTEREST RATE FUTURES CONTRACTS. The Fund may purchase and sell futures contracts and options thereon for certain hedging and risk management purposes and to attempt to enhance return in accordance with regulations of the Commodity Futures Trading Commission. The Fund, and thus its investors, may lose money through any unsuccessful use of these strategies. As a purchaser of an interest rate futures contract (futures contract), the Fund incurs an obligation to take delivery of a specified amount of the obligation underlying the futures contract at a specified time in the future for a specified price. As a seller of a futures contract, the Fund incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price.

  The Fund will purchase or sell futures contracts for the purpose of hedging its portfolio (or anticipated portfolio) securities against changes in prevailing interest rates. If the investment adviser anticipates that interest rates may rise and, concomitantly, the price of U.S. Government or other debt securities falls, the Fund may sell a futures contract. If declining interest rates are anticipated, the Fund may purchase a futures contract to protect against a potential increase in the price of U.S. Government or other debt securities the Fund intends to purchase. Subsequently, appropriate U.S. Government or other debt securities may be purchased by the Fund in an orderly fashion; as securities are purchased, corresponding futures positions would be terminated by offsetting sales of contracts. In addition, futures contracts will be bought or sold in order to close out a short or long position in a corresponding futures contract.

  Although most futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transaction.

  When the Fund enters into a futures contract it is initially required to deposit in a segregated account performing the transaction, an initial margin of cash or liquid assets equal to approximately 2-3% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

  Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the futures contract which will be returned to the Fund upon the proper termination of the futures contract. The margin deposits made are marked to market daily and the Fund may be required to make subsequent deposits into the segregated account, maintained for that purpose, or cash or liquid assets, called variation margin, in the name of the broker, which are reflective of price fluctuations in the futures contract. Currently, interest rate futures contracts can be purchased on debt securities such as U.S. Treasury Bills, Notes and Bonds, Eurodollar instruments, GNMA Certificates and bank certificates of deposit.

  The Fund may purchase Eurodollar futures and options thereon, which are essentially U.S. dollar-denominated futures contracts or options linked to LIBOR. Eurodollar futures contracts are currently traded on the Chicago Mercantile Exchange. They enable purchasers to obtain a fixed-rate for the lending of funds and sellers to obtain a fixed-rate for borrowings. The Fund would use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rates swaps are linked.

  OPTIONS ON FUTURES CONTRACTS. The Fund may purchase call and put options on futures contracts which are traded on an exchange and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the assumption of offsetting futures positions by the writer and the holder of the option will be accompanied by the delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

  The Fund will purchase options on futures contracts for identical purposes to those set forth above for the purchase of a futures contract (purchase of a call option or sale of a put option) and the sale of a futures contract (purchase of a put option or sale of a call option), or to close out a long or short position in futures contracts. If, for example, the investment adviser wished to protect against an increase in interest rates and the resulting negative impact on the value of a portion of its U.S. Government securities portfolio, it might purchase a put option on an interest rate futures contract, the underlying security of which correlates with the portion of the portfolio the investment adviser seeks to hedge.

  LIMITATIONS ON FUTURES CONTRACTS AND OPTIONS ON FUTURES. Under regulations of the Commodity Exchange Act, investment companies registered under the Investment Company Act are exempt from the definition of commodity pool operator, subject to compliance with certain conditions. The exemption is conditioned upon the Fund's purchasing and selling futures contracts and options thereon for bona fide hedging transactions, except that the Fund may purchase and sell futures contracts and options thereon for any other purpose to the extent that the aggregate initial margin and option premiums do not exceed 5% of the liquidation value of the Fund's total assets. The Fund will use futures contracts and options thereon in a manner consistent with these requirements.

  RISKS OF HEDGING AND RETURN ENHANCEMENT STRATEGIES. Participation in the options or futures markets involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. The Fund, and thus its investors, may lose money through the unsuccessful use of these strategies. If the investment adviser's predictions of movements in the direction of the securities and interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of options and futures contracts and options on futures contracts include (1) dependence on the investment adviser's ability to predict correctly movements in the direction of interest rates and securities prices; (2) imperfect correlation between the price of options and futures contracts and options thereon and movement sin the prices of the securities or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time, and (5) the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain cover or to segregate securities in connection with hedging transactions.

  The Fund may sell a futures contract to protect against the decline in the value of securities held by the Fund. However, it is possible that the futures market may advance and the value of securities held in the Fund's portfolio may decline. If this were to occur, the Fund would lose money on the futures contracts and also experience a decline in value in its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the market prices of the securities of a diversified portfolio will tend to move in the same direction as the prices of futures contracts.

  If the Fund purchases a futures contract to hedge against the increase in value of securities it intends to buy, and the value of such securities decreases, then the Fund may determine not to invest in the securities as planned and will realize a loss on the futures contract that is not offset by a reduction in the price of the securities.

  There is a risk that the prices of securities subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities. Another such risk is that prices of futures contracts may not move in tandem with the changes in prevailing interest rates against which the Fund seeks a hedge. A correlation may also be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds. Such distortions are generally minor and would diminish as the contract approached maturity.

  There may exist an imperfect correlation between the price movements of futures contracts purchased by the Fund and the movements in the prices of the securities (or currencies) which are the subject of the hedge. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin deposit requirements, distortions in the normal relationships between the debt securities (or currencies) and futures market could result. Price distortions could also result if investors in futures contracts elect to make or take delivery of underlying securities (or currencies) rather than engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures markets could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities (or currencies) and movements in the prices of futures contracts, a correct forecast of interest rate trends by the investment adviser may still not result in a successful hedging transaction.

  The risk of imperfect correlation increases as the composition of the Fund's securities portfolio diverges from the securities that are the subject of the futures contract, for example, those included in the municipal index. Because the change in the price of the futures contract may be more or less than the change in prices of the underlying securities, even a correct forecast of interest rate changes may not result in a successful hedging transaction.

  Pursuant to the requirements of the Commodity Exchange Act, all futures contracts and options thereon must be traded on an exchange. The Fund intends to purchase and sell futures contracts only on exchanges where there appears to be a market in such futures sufficiently active to accommodate the volume of its trading activity. The Fund's ability to establish and close out positions in futures contracts and options on futures contracts would be impacted by the liquidity of these exchanges. Although the Fund generally would purchase or sell only those futures contracts and options thereon for which there appeared to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option at any particular time. In the event no liquid market exists for a particular futures contract or option thereon in which the Fund maintains a position, it would not be possible to effect a closing transaction in that contract or to do so at a satisfactory price and the Fund would have to either make or take delivery under the futures contract or, in the case of a written call option, wait to sell the underlying securities until the option expired or was exercised, or, in the case of a purchased option, exercise the option and comply with the margin requirements for the underlying futures contract to realize any profit. In the case of a futures contract or an option on a futures contract which the Fund had written and which the Fund was unable to close, the Fund would be required to maintain margin deposits on the futures contract or option and to make variation margin payments until the contract is closed. In the event futures contracts have been sold to hedge portfolio securities, such securities will not be sold until the offsetting futures contracts can be executed. Similarly, in the event futures have been bought to hedge anticipated securities purchases, such purchases will not be executed until the offsetting futures contracts can be sold.

  Exchanges on which futures and related options trade may impose limits on the positions that the Fund may take in certain circumstances. In addition, the hours of trading of financial futures contracts and options thereon may not conform to the hours during which the Fund may trade the underlying securities. To the extent the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.

  As described above, under regulations of the Commodity Exchange Act, investment companies registered under the Investment Company Act are exempt from the definition of commodity pool operator, subject to compliance with certain conditions. The Fund may enter into futures or related options contracts for return enhancement purposes if the aggregate initial margin and option premiums do not exceed 5% of the liquidation value of the Fund's total assets, after taking into account unrealized profits and unrealized losses on any such contracts, provided, however, that in the case of an option that is in-the-money, the in-the-money amount may be excluded in computing such 5%. The above restriction does not apply to the purchase and sale of futures and related options contracts for bone fide hedging purchases within the meaning of the regulations of the CFTC.

  In order to determine that the Fund is entering into transactions in futures contracts for hedging purposes as such term is defined by the CFTC, either:
(1) a substantial majority (that is, approximately 75%) of all anticipatory hedge transactions (transactions in which the Fund does not own at the time of the transaction, but expects to acquire, the securities underlying the relevant futures contract) involving the purchase of futures contracts will be completed by the purchase of securities which are the subject of the hedge, or
(2) the underlying value of all long positions in futures contracts will not exceed the total value of (a) all short-term debt obligations held by the Fund; (b) cash held by the Fund; (c) cash proceeds due to the Fund on investments within thirty days; (d) the margin deposited on the contracts; and
(e) any unrealized appreciation in the value of the contracts.

  If the Fund maintains a short position in a futures contract, it will cover this position by holding, in a segregated account, cash or liquid assets equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract. Such a position may also be covered by owning the securities underlying the futures contract, or by holding a call option permitting the Fund to purchase the same contract at a price no higher than the price at which the short position was established.

  In addition, if the Fund holds a long position in a futures contract, it will hold cash or liquid assets equal to the purchase price of the contract (less the amount of initial or variation margin on deposit) in a segregated account. Alternatively, the Fund could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Fund.

  Exchanges limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In such situations, if the Fund has insufficient cash, it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the instruments underlying futures contracts it holds at a time when it is disadvantageous to do so. The ability to close out options and futures positions could also have an adverse impact on the Fund's ability to hedge effectively its portfolio.

  In the event of the bankruptcy of a broker through which the Fund engages in transactions in futures or options thereon, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or paret of its margin deposits with the broker. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the investment adviser.

  RISKS OF TRANSACTIONS IN OPTIONS ON FINANCIAL FUTURES. Compared to the purchase or sale of futures contracts, the purchase and sale of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Fund notwithstanding that the purchase or sale of a futures contract would not result in a loss, as in the instance where there is no movement in the prices of the futures contracts or underlying securities.

  An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. As described above, although the Fund generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities pursuant to the exercise of put options.

  Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options; (2) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange could continue to be exercisable in accordance with their terms.

  There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

  The Fund will limit its use of futures contracts and options thereon to the purchase of Eurodollar futures contracts and options thereon linked to LIBOR.

Segregated Assets

  When the Fund is required to segregate assets in connection with certain hedging transactions, it will segregate cash or liquid assets. "Liquid assets" means cash, U.S. Government securities, equity securities (including foreign securities), debt obligations or other liquid, unencumbered assets, marked-to-market daily. Such hedging transactions may involve when-issued and delayed delivery securities, futures contracts, written options and options on future contracts (unless otherwise covered). If collateralized or otherwise covered, in accordance with Commission guidelines, these will not be deemed to be senior securities.

  (D) TEMPORARY DEFENSIVE STRATEGY AND SHORT-TERM INVESTMENTS

  During periods when the investment adviser deems it necessary for temporary defensive purposes, the Fund may invest without limit in high quality money market instruments and repurchase agreements. The Fund may also invest in high quality money market instruments and repurchase agreements to provide liquidity. The Fund will also apply the proceeds of new investments in the Fund to purchase money market instruments and repurchase agreements until these amounts can be used to purchase corporate and other debt obligations and U.S. Government securities with laddered maturities of from one year or less to six years. The yield on money market instruments and repurchase agreements is generally lower than the yield on corporate and other debt obligations and U.S. Government securities. Accordingly, the Fund's yield and total return will generally be lower during these periods.

  (E) PORTFOLIO TURNOVER

  The Fund does not expect to trade in securities for short-term gain. It is anticipated that the annual portfolio turnover rate will not exceed 200%. High portfolio turnover may involve correspondingly greater transaction costs, which will be borne by the Fund. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. The Fund's turnover rates in 1998 and 1997 were 301% and 180%, respectively. The Fund's portfolio turnover rate for the fiscal year ended December 31, 1998 was due to volatile market conditions.

                            INVESTMENT RESTRICTIONS

  The following restrictions are fundamental policies. Fundamental policies are those which cannot be changed without the approval of the holders of a majority of the outstanding voting securities of the Fund. A "majority of the outstanding voting securities" of the Fund, when used in this Statement of Additional Information, means the lesser of (i) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (ii) more than 50% of the outstanding voting shares.

  The Fund may not:

  1. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by the Fund of initial or variation margin in connection with options or futures contracts is not considered the purchase of a security on margin.

  2. Make short sales of securities or maintain a short position, except short sales "against the box".

  3. Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow up to 20% of the value of its total assets (calculated when the loan is made) from banks for temporary, extraordinary or emergency purposes or for the clearance of transactions and may pledge up to 20% of the value of its total assets to secure such borrowings. The purchase or sale of securities on a "when-issued" or delayed delivery basis, and the purchase and sale of financial futures contracts and collateral arrangements with respect thereto and with respect to interest rate swap transactions, covered dollar rolls and reverse repurchase agreements, are not deemed to be a pledge of assets and such arrangements are not deemed to be the issuance of a senior security. The Fund will not purchase portfolio securities if its borrowings exceed 5% of its net assets.

  4. Purchase any security (other than obligations of the U.S. Government, its agencies and instrumentalities including municipal obligations and obligations guaranteed as to principal and interest) if as a result: (i) with respect to 75% of its net assets, more than 5% of the Fund's total assets (determined at the time of investment) would then be invested in securities of a single issuer or (ii) 25% or more of the Fund's total assets (determined at the time of investment) would be invested in one or more issuers having their principal business activities in the same industry.

  5. Purchase securities, other than obligations of the U.S. Government, its agencies or instrumentalities, of any issuer having a record, together with predecessors, of less than three years of continuous operations if, immediately after such purchase, more than 5% of such Fund's total assets would be invested in such securities.

  6. Buy or sell real estate or interests in real estate, except that the Fund may purchase and sell mortgage-backed securities, securities collateralized by mortgages, securities which are secured by real estate, securities of companies which invest or deal in real estate and publicly traded securities of real estate investment trusts. The Fund may not purchase interests in real estate limited partnerships which are not readily marketable.

  7. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

  8. Make investments for the purpose of exercising control or management.

  9. Invest in securities of other registered investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which not more than 10% of its total assets (determined at the time of investment) would be invested in such securities, or except as part of a merger, consolidation or other acquisition.

  10. Invest in interests in oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies which invest in or sponsor such programs.

  11. Make loans, except through (i) repurchase agreements and (ii) loans of portfolio securities (limited to 30% of the value of the Fund's total assets).

  12. Purchase common stock or other voting securities, preferred stock, warrants or other equity securities, except as may be permitted by restriction number 9.

  13. Buy or sell commodities or commodity contracts, except that the Fund may purchase and sell financial futures contracts and options thereon.

  Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that the Fund's asset coverage for borrowing falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by applicable law.

                           MANAGEMENT OF THE COMPANY

                           POSITION WITH                  PRINCIPAL OCCUPATIONS
NAME, ADDRESS** AND AGE    THE FUND                        DURING PAST 5 YEARS
-----------------------    -------------                  ---------------------
Edward D. Beach (74)       Director          President and Director of BMC Fund, Inc., a
                                              closed-end investment company; formerly Vice
                                              Chairman of Broyhill Furniture Industries,
                                              Inc.; Certified Public Accountant; Secretary
                                              and Treasurer of Broyhill Family Foundation,
                                              Inc.; Member of the Board of Trustees of Mars
                                              Hill College; Director of The High Yield Income
                                              Fund, Inc.
Eugene C. Dorsey (72)      Director          Retired President, Chief Executive Officer and
                                              Trustee of the Gannett Foundation (now Freedom
                                              Forum); former Publisher of four Gannett
                                              newspapers and Vice President of Gannett
                                              Company; past Chairman of Independent Sector,
                                              (national coalition of philanthropic
                                              organizations); former Chairman of the American
                                              Council for the Arts; Director of the Advisory
                                              Board of Chase Manhattan Bank of Rochester, The
                                              High Yield Income Fund, Inc. and First
                                              Financial Fund, Inc.
Delayne Dedrick Gold (60)  Director          Marketing and Management Consultant; Director of
                                              The High Yield Income Fund, Inc.
*Robert F. Gunia (52)      Vice President    Vice President (since September 1997) of The
                           and Director       Prudential Insurance Company of America
                                              (Prudential); Executive Vice President and
                                              Treasurer (since December 1996), Prudential
                                              Investments Fund Management LLC (PIFM); Senior
                                              Vice President (since March 1987) of Prudential
                                              Securities Incorporated (Prudential
                                              Securities); formerly Chief Administrative
                                              Officer (July 1990-September 1996), Director
                                              (January 1989-September 1996) and Executive
                                              Vice President, Treasurer and Chief Financial
                                              Officer (June 1987-September 1996) of
                                              Prudential Mutual Fund Management, Inc. (PMF);
                                              Vice President and Director of The Asia Pacific
                                              Fund, Inc. (since May 1989); Director of The
                                              High Yield Income Fund, Inc.
*Mendel A. Melzer,         Director          Chief Investment Officer (since October 1996) of
CFA (38)                                      Prudential Investments; formerly Chief
751 Broad Street                              Financial Officer (November 1995-September
Newark, NJ 07102-4077                         1996) of Prudential Investments; Senior Vice
                                              President and Chief Financial Officer (April
                                              1993-November 1995) of Prudential Preferred
                                              Financial Services, Managing Director (April
                                              1991-April 1993) of Prudential Investment
                                              Advisors, and Senior Vice President (July 1989-
                                              April 1991) of Prudential Capital Corporation;
                                              Chairman and Director of Prudential Series
                                              Fund, Inc.; Director of The High Yield Income
                                              Fund, Inc.

                         POSITION WITH                  PRINCIPAL OCCUPATIONS
NAME, ADDRESS** AND AGE  THE FUND                        DURING PAST 5 YEARS
-----------------------  -------------                  ---------------------
Thomas T. Mooney (57)    Director          President of Greater Rochester Metro Chamber of
                                            Commerce; formerly Rochester City Manager;
                                            Trustee of Center for Governmental Research,
                                            Inc.; Director of Blue Cross of Rochester, The
                                            Business Council of New York State; Executive
                                            Service Corps of Rochester, Monroe County Water
                                            Authority, Rochester Jobs, Inc., Monroe County
                                            Industrial Development Corporation, Northeast
                                            Midwest Institute and The High Yield Income
                                            Fund, Inc.; President, Director and Treasurer
                                            of First Financial Fund, Inc. and The High
                                            Yield Plus Fund, Inc.
Thomas H. O'Brien (74)   Director          President of O'Brien Associates (financial and
                                            management consultants) (since April 1984);
                                            formerly President of Jamaica Water Securities
                                            Corp. (holding company) (February 1989-August
                                            1990), Chairman of the Board and Chief
                                            Executive Officer (September 1987-February
                                            1989) and Director (September 1987-April 1990)
                                            of Jamaica Water Supply Company; Director and
                                            President of Winthrop Regional Health Systems
                                            and United Presbyterian Home at Syosset Inc.;
                                            Director of Ridgewood Savings Bank and The High
                                            Yield Income Fund, Inc.; Trustee of Hofstra
                                            University.
Richard A. Redeker (55)  Director          Formerly President, Chief Executive Officer and
751 Broad Street                            Director (October 1993-September 1996),
Newark, NJ 07102-4077                       Prudential Mutual Fund Management, Inc.,
                                            Executive Vice President, formerly Director and
                                            Member of Operating Committee (October 1993-
                                            September 1996) of Prudential Securities,
                                            Director (October 1993-September 1996) of
                                            Prudential Securities Group, Inc., Executive
                                            Vice President, The Prudential Investment
                                            Corporation; Executive Vice President, The
                                            Prudential Investment Corporation (January
                                            1994-September 1996), Director (January 1994-
                                            September 1996) of Prudential Mutual Fund
                                            Distributors, Inc. and Prudential Mutual Fund
                                            Services, Inc. and Senior Executive Vice
                                            President and Director of Kemper Financial
                                            Services, Inc. (September 1978-September 1993);
                                            President and Director of The High Yield Income
                                            Fund, Inc.
*Brian M. Storms (44)    President         President, Prudential Investments (October 1998-
                         and Director       present); President of Prudential Mutual Funds,
                                            Annuities, and Investment Management Services
                                            (September 1996-October 1998); Managing
                                            Director, Fidelity Investments Institutional
                                            Services Company, Inc. (July 1991-September
                                            1996); President, J.K. Schofield (October-1989-
                                            September 1991); Senior Vice President, INVEST
                                            Financial Corporation (September 1982-October
                                            1989); President and Director or Trustee of
                                            funds within the Prudential Mutual Funds
                                            Complex.

                          POSITION WITH                  PRINCIPAL OCCUPATIONS
NAME, ADDRESS** AND AGE   THE FUND                        DURING PAST 5 YEARS
-----------------------   -------------                  ---------------------
Nancy H. Teeters (68)     Director          Economist; formerly Vice President and Chief
                                             Economist of International Business Machines
                                             Corporation (March 1986-June 1990); Director of
                                             Inland Steel Industries (since July 1991) and
                                             The High Yield Income Fund, Inc.
Louis A. Weil, III (57)   Director          Chairman (since January 1999), President and
                                             Chief Executive Officer (since January 1996)
                                             and Director (since September 1991) of Central
                                             Newspapers, Inc.; Chairman (since January
                                             1996), Publisher and Chief Executive Officer
                                             (August 1991-December 1995) of Phoenix
                                             Newspapers, Inc.; formerly Publisher of Time
                                             Magazine (May 1989-March 1991), President,
                                             Publisher and Chief Executive Officer of The
                                             Detroit News (February 1986-August 1989), and
                                             member of the Advisory Board, Chase Manhattan
                                             Bank-Westchester; Director of The High Yield
                                             Income Fund, Inc.
Grace C. Torres (39)      Treasurer and     First Vice President (since December 1996) of
                          Principal          PIFM; First Vice President (since March 1994)
                          Financial and      of Prudential Securities; formerly First Vice
                          Accounting         President (March 1994-September 1996) of
                          Officer            Prudential Mutual Fund Management, Inc. and
                                             Vice President (July 1989-March 1994) of
                                             Bankers Trust Corporation.
Stephen M. Ungerman (45)  Assistant         Tax Director (since March 1996) of Prudential
                          Treasurer          Investments and The Prudential Insurance
                                             Company of America; formerly First Vice
                                             President of Prudential Mutual Fund Management,
                                             Inc. (February 1993-September 1996) and Senior
                                             Tax Manager (1981-January 1993) of Price
                                             Waterhouse LLP.
Deborah A. Docs (41)      Secretary         Vice President (since December 1996) of PIFM;
                                             Vice President and Associate General Counsel of
                                             Prudential Securities (since December 1996);
                                             Vice President and Associate General Counsel
                                             (June 1991-September 1996) of PMF.
David F. Connor (35)      Assistant         Assistant General Counsel (since March 1998) of
                          Secretary          PIFM; Associate Attorney, Drinker Biddle &
                                             Reath LLP prior thereto.

----------
 *"Interested" Director, as defined in the Investment Company Act, by reason of his affiliation with Prudential Securities, Prudential or PIFM.
**Unless otherwise indicated, the address of the Directors and Officers is c/o
 Prudential Investments Fund Management LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

  The Company has Directors, who, in addition to overseeing the actions of the Company's Manager, Subadviser and Distributor, decide upon matters of general policy. The Directors also review the actions of the Company's officers, who conduct and supervise the daily business operations of the Fund.

  Directors and officers of the Company are also trustees, directors and officers of some or all of the other investment companies distributed by Prudential Investment Management Services LLC.

  The officers conduct and supervise the daily business operations of the Company, while the Directors, in addition to their functions set forth under "Management of the Company" and "Investment Advisory and Other Services," review such actions and decide on general policy.

  The Board of Directors has adopted a retirement policy which calls for the retirement of Directors on December 31 of the year in which they reach the age of 72, except that retirement is being phased in for Directors who were age 68 or older as of December 31, 1993. Under this phase-in provision, Messrs. Beach, Dorsey and O'Brien are scheduled to retire on December 31, 1999.

   Pursuant to the terms of the Management Agreement with the Company, the Manager pays all compensation of officers and employees of the Company as well as the fees and expenses of all Directors of the Company who are affiliated persons of the Manager. The Company pays each of its Directors who is not an affiliated person of PIFM or the investment adviser annual compensation of $3,000, in addition to certain out-of-pocket expenses. The amount of annual compensation paid to each Director may change as a result of the introduction of additional funds on whose Boards the Directors may be asked to serve.

  Directors may receive their Director's fee pursuant to a deferred fee agreement with the Company. Under the terms of the agreement, the Fund accrues daily the amount of such Director's fee which accrues interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury Bills at the beginning of each calendar quarter or, pursuant to a Commission exemptive order, at the daily rate of return of the Fund. Payment of the interest so accrued is also deferred and accruals become payable at the option of the Director. The Fund's obligation to make payments of deferred Directors' fees, together with interest thereon, is a general obligation of the Fund.

  The following table sets forth the aggregate compensation paid by the Company to the Directors who are not affiliated with the Manager for the fiscal year ended December 31, 1998 and the aggregate compensation paid to such Directors for service on the Company's Board and the boards of all other investment companies managed by PIFM (Fund Complex) for the calendar year ended December 31, 1998.

                              COMPENSATION TABLE

                                                                           TOTAL 1998
                                         PENSION OR                       COMPENSATION
                                         RETIREMENT                        FROM FUND
                          AGGREGATE   BENEFITS ACCRUED ESTIMATED ANNUAL     AND FUND
                         COMPENSATION AS PART OF FUND   BENEFITS UPON     COMPLEX PAID
NAME AND POSITION         FROM FUND       EXPENSES        RETIREMENT      TO DIRECTORS
-----------------        ------------ ---------------- ---------------- ----------------
Edward D. Beach--
 Director...............    $3,000          None             N/A        $135,000(44/71)*
Eugene C. Dorsey--
 Director**.............    $3,000          None             N/A        $ 70,000(17/46)*
Delayne Dedrick Gold--
 Director...............    $3,000          None             N/A        $135,000(44/71)*
Robert F. Gunia--
 Director and Vice
 President+.............        --            --              --                      --
Mendel A. Melzer, CFA--
 Director+..............        --            --              --                      --
Thomas T. Mooney--
 Director**.............    $3,000          None             N/A        $115,000(35/70)*
Thomas H. O'Brien--
 Director...............    $3,000          None             N/A        $ 45,000(12/30)*
Richard A. Redeker--
 Director...............        --          None             N/A                      --
Brian Storms--Director
 and President+.........        --            --              --                      --
Nancy H. Teeters--
 Director...............    $3,000          None             N/A        $ 90,000(26/47)*
Louis A. Weil, III--
 Director...............    $3,000            --              --        $ 90,000(30/54)*

--------
 * Indicates number of funds/portfolios in Fund Complex to which aggregate compensation relates.

** Total compensation from all of the funds in the Fund Complex for the calendar year ended December 31, 1998 includes amounts deferred at the election of Directors under the funds' deferred compensation plans. Including accrued interest, total compensation amounted to $85,445, and $119,740 for Messrs. Dorsey and Mooney, respectively.

 + Directors who are each interested do not receive compensation from the Company or any other fund in the Fund Complex.

              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

  Directors of the Company are eligible to purchase Class Z shares of the Fund, which are sold without either an initial sales charge or CDSC to a limited group of investors.

  As of February 5, 1999, the Directors and officers of the Company, as a group, beneficially owned less than one percent of the outstanding shares of common stock of the Fund.

  As of February 5, 1999, Prudential Securities was record holder for other beneficial owners of 3,745,646 Class A shares (50.9% of the outstanding Class A shares), 3,709,433 Class B shares (92.4% of the outstanding Class B shares), 53,613 Class C shares (or 38.7% of the outstanding Class C shares) and 74,036 Class Z shares (18.7% of the outstanding Class Z shares) of the Fund. In the event of any meetings of shareholders, Prudential Securities will forward, or cause the forwarding of, proxy material to the beneficial owners for which it is the record owner.

  As of February 5, 1999, the beneficial owners, directly or indirectly, of more than 5% of the outstanding shares of the Fund were:

                    INVESTMENT ADVISORY AND OTHER SERVICES

(A) MANAGER AND INVESTMENT ADVISER

  The manager of the Fund is Prudential Investments Fund Management LLC (PIFM or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. PIFM serves as manager to all of the other investment companies that, together with the Fund, comprise the Prudential Mutual Funds. See "How the Fund is Managed--Manager" in the Prospectus. As of January 31, 1999, PIFM managed and/or administered open-end and closed-end management investment companies with assets of approximately $71.7 billion. According to the Investment Company Institute, as of November 30, 1998, the Prudential Mutual Funds were the 18th largest family of mutual funds in the United States.

  PIFM is a subsidiary of Prudential Securities and The Prudential Insurance Company of America (Prudential). Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), a wholly owned subsidiary of PIFM, serves as the transfer agent for the Prudential Mutual Funds and, in addition, provides customer service, recordkeeping and management and administration services to qualified plans.

  Pursuant to the Management Agreement with the Company (the Management Agreement), PIFM, subject to the supervision of the Company's Board of Directors and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention, disposition and loan of securities. In connection therewith, PIFM is obligated to keep certain books and records of the Company. PIFM also administers the Company's corporate affairs and, in connection therewith, furnishes the Company with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company, the Company's custodian, and PMFS, the Company's transfer and dividend disbursing agent. The management services of PIFM for the Company are not exclusive under the terms of the Management Agreement and PIFM is free to, and does, render management services to others.

  For its services, PIFM receives, pursuant to the Management Agreement, a fee at an annual rate of .40 of 1% of the average daily net assets of the Fund. The fee is computed daily and payable monthly. The Management Agreement also provides that, in the event the expenses of the Fund (including the fees of PIFM, but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Company's business) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdiction in which the Fund's shares are qualified for offer and sale, the compensation due to PIFM will be reduced by the amount of such excess. No jurisdiction currently limits the Fund's expenses.

  PIFM may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Fund. Fee waivers and subsidies will increase the Fund's total return.

  In connection with its management of the corporate affairs of the Company, PIFM bears the following expenses:

  (a) the salaries and expenses of all of its and the Company's personnel except the fees and expenses of Directors who are not affiliated persons of PIFM or the Company's Subadviser;

  (b) all expenses incurred by PIFM or by the Company in connection with managing the ordinary course of the Company's business, other than those assumed by the Company as described below; and

  (c) the costs and expenses payable to The Prudential Investment Corporation, doing business as Prudential Investments (PI or the Subadviser), pursuant to the subadvisory agreement between PIFM and PI (the Subadvisory Agreement).

  Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses: (a) the fees payable to the Manager, (b) the fees and expenses of Directors who are not affiliated persons of the Manager or of the Company's Subadviser, (c) the fees and certain expenses of the Custodian and Transfer and Dividend Disbursing Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares, (d) the charges and expenses of legal counsel and independent accountants for the Company, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade associations of which the Company may be a member, (h) the cost of stock certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) certain organization expenses of the Fund and the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the Commission, including the preparation and printing of the Company's registration statements and prospectuses for such purposes, and paying the fees and expenses of notice filings made in accordance with state securities laws (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Company's business and (m) distribution fees.

  The Management Agreement provides that PIFM will not be liable for any error of judgment or for any loss suffered by the Company in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act. The Management Agreement was last approved by the Board of Directors of the Company, including a majority of the Directors who are not parties to the contract or interested persons of any such party as defined in the Investment Company Act, on May 14, 1998 and by shareholders of the Fund on April 25, 1990.

  For the fiscal years ended December 31, 1998, 1997 and 1996, PIFM received management fees of $533,582, $616,855 and $756,955, respectively, from the Fund.

  PIFM has entered into the Subadvisory Agreement with PI. The Subadvisory Agreement provides that the Subadviser will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PI is obligated to keep certain books and records of the Fund. PIFM continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises PI's performance of such services. PI is reimbursed by PIFM for the reasonable costs and expenses incurred by PI in furnishing those services.

  The Subadvisory Agreement was last approved by the Board of Directors, including a majority of the Directors who are not parties to the contract or interested persons of any such party as defined in the Investment Company Act on May 14, 1998 and by shareholders of the Fund on April 25, 1990.

  The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Company, PIFM or PI upon not more than 60 days', nor less than 30 days', written notice. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.

(B) PRINCIPAL UNDERWRITER, DISTRIBUTOR AND RULE 12B-1 PLANS

  Prudential Investment Management Services LLC (PIMS or the Distributor), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, acts as the distributor of the shares of the Company. Prior to June 1, 1998, Prudential Securities Incorporated (Prudential Securities) was the Company's distributor. PIMS and Prudential Securities are subsidiaries of Prudential.

  Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively, the Plans) adopted by the Company under Rule 12b-1 under the Investment Company Act and a distribution agreement (the Distribution Agreement), the Distributor incurs the expenses of distributing the Fund's Class A, Class B and Class C shares. The Distributor also incurs the expenses of distributing the Fund's Class Z shares under the Distribution Agreement, none of which are reimbursed by or paid for by the Fund. See "How the Fund is Managed--Distributor" in the Prospectus.

  The expenses incurred under the Plans include commissions and account servicing fees paid to, or on account of, brokers or financial institutions which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of the Distributor associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses. The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis brokers in consideration for the distribution, marketing, administrative and other services and activities provided by brokers with respect to the promotion of the sale of the Fund's shares and the maintenance of related shareholder accounts.

  Under the Plans, the Fund is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Fund will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.

  The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis Dealers in consideration for the distribution, marketing, administrative and other services and activities provided by brokers with respect to the promotion of the sale of the Fund's shares and the maintenance of related shareholder accounts.

  CLASS A PLAN. Under the Class A Plan, the Fund may pay the Distributor for its distribution-related activities with respect to Class A shares at an annual rate of up to .30 of 1% of the average daily net assets of the Class A shares. The Class A Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (2) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1%. The Distributor has contractually limited its distribution-related fees payable under the Class A Plan to .25 of 1% of the average daily net assets of the Class A shares for the fiscal year ending December 31, 1999.

  For the fiscal year ended December 31, 1998, the Distributor and Prudential Securities collectively received payments of $73,382 on behalf of the Fund under the Class A Plan and collectively spent approximately $73,382 in distributing the Fund's Class A shares. This amount was primarily expended for payments of account servicing fees to financial advisers and other persons who sell Class A shares. For the fiscal year ended December 31, 1998, the Distributor and Prudential Securities received approximately $25,800 on behalf of the Fund in initial sales charges.

  CLASS B AND CLASS C PLANS. Under the Class B and Class C Plans, the Fund pays the Distributor for its distribution-related activities with respect to Class B and Class C shares at an annual rate of up to 1% of the average daily net assets of each of the Class B and Class C shares. The Class B Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class B shares may be paid as a service fee and (2) up to .75 of 1% (not including the service fee) of the average daily net assets of the Class B shares (asset-based sales charge) may be paid for distribution-related expenses with respect to the Class B shares. The Class C Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class C shares may be paid as a service fee and (2) up to .75 of 1% of the average daily net assets of the Class C shares (asset-based sales charge) may be paid for distribution-related expenses with respect to Class C shares. The service fee (.25 of 1% of average daily net assets) is used to pay for personal service and/or the maintenance of shareholder accounts. The Distributor also receives contingent deferred sales charges from certain redeeming shareholders and, with respect to Class C shares, an initial sales charge. The Distributor has contractually limited its distribution fees with respect to Class B and Class C shares of the Fund to no more than .75% of 1% of the average daily net assets of each of the Class B and Class C shares for the fiscal year ending December 31, 1999.

  CLASS B PLAN. For the fiscal year ended December 31, 1998, the Distributor and Prudential Securities collectively received $426,851 from the Fund under the Class B Plan and collectively spent approximately $123,100 in distributing the Class B shares of the Fund. It is estimated that of the latter amount approximately 1.9% ($2,300) was spent on printing and mailing of prospectuses to other than current shareholders; 27.3%; ($33,600) was spent on compensation to Pruco Securities Corporation, an affiliated broker-dealer (Prusec), for commissions to its representatives and other expenses, including an allocation on account of overhead and other branch office distribution-related expenses, incurred by it for distribution of the Fund's shares; and 70.8% ($87,200) on the aggregate of (i) payments of commissions and account servicing fees to financial advisers (24.9% or $30,700) and (ii) an allocation on account of overhead and other branch office distribution-related expenses (45.9% or $56,500). The term "overhead and other branch office distribution-related expenses" represents (a) the expenses of operating Prudential Securities branch offices in connection with the sale of shares of the Fund, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) expenses of mutual fund sales coordinators to promote the sale of shares of the Fund, and (d) other incidental expenses relating to branch promotion of Fund sales.

  The Distributor (and Prudential Securities as its predecessor) also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class B shares. For the fiscal year ended December 31, 1998, the Distributor and Prudential Securities collectively received approximately $45,400 in contingent deferred sales charges attributable to Class B shares.

  CLASS C PLAN. For the fiscal year ended December 31, 1998, the Distributor and Prudential Securities collectively received $10,132 under the Class C Plan and spent approximately $10,400 in distributing Class C shares. It is estimated that of the latter amount, approximately 2.9% ($300) was spent on printing and mailing of prospectuses to other than current shareholders; 97.1% ($10,100) was spent on the aggregate of (i) payments of commissions and account servicing fees to financial advisers (75.9% or $7,900), and (ii) an allocation of overhead and other branch office distribution-related expenses (21.2% or $2,200).

  The Distributor (and Prudential Securities as its predecessor) also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class C shares. For the fiscal year ended December 31, 1998, the Distributor and Prudential Securities received approximately $800 in contingent deferred sales charges attributable to Class C shares. For the fiscal year ended December 31, 1999, the Distributor received approximately $800 in initial sales charges with respect to Class C shares.

                                  * * *

  Distribution expenses attributable to the sale of Class A, Class B and Class C shares of the Fund are allocated to each such class based upon the ratio of sales of each such class to the sales of Class A, Class B and Class C shares of the Fund other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.

  The Class A, Class B and Class C Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Directors, including a majority vote of the Directors who are not interested persons of the Company and who have no direct or indirect financial interest in the Class A, Class B or Class C Plan or in any agreement related to the Plans (Rule 12b-1 Directors), cast in person at a meeting called for the purpose of voting on such continuance. A Plan may be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding shares of the applicable class of the Fund on not more than 60 days', nor less than 30 days', written notice to any other party to the Plan. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class (by both Class A and Class B shareholders, voting separately, in the case of material amendments to the Class A Plan), and all material amendments are required to be approved by the Board of Directors in the manner described above. Each Plan will automatically terminate in the event of assignment. The Company will not be contractually obligated to pay expenses incurred under any Plan if it is terminated or not continued.

  Pursuant to each Plan, the Board of Directors will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the Fund by the Distributor. The report includes an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Rule 12b-1 Directors shall be committed to the Rule 12b-1 Directors.

  Pursuant to the Distribution Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under federal securities laws.

  In addition to distribution and service fees paid by the Company under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments out of its own resources to dealers (including Prudential Securities) and other persons which distribute shares of the Fund (including Class Z shares). Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

(C) OTHER SERVICE PROVIDERS

  State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Subcustodians provide custodial services for the Fund's foreign assets held outside the United States.

  Prudential Mutual Fund Services LLC (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as the transfer and dividend disbursing agent of the Fund. PMFS is a wholly-owned subsidiary of PIFM. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions and related functions. For these services, PMFS receives an annual fee of $12.00 per shareholder account, a new account set-up fee of $2.00 for each manually established shareholder account and a monthly inactive zero balance account fee of $.20 per shareholder account. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communication expenses and other costs. For the fiscal year ended December 31, 1998, the Fund incurred fees of approximately $186,000 for the services of PMFS.

  PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as the Fund's independent accountants and in that capacity audits the Fund's annual financial statements.

                   BROKERAGE ALLOCATION AND OTHER PRACTICES

  The Manager is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. For purposes of this section, the term "Manager" includes the Subadviser. The Fund does not normally incur any brokerage commission expense on such transactions. The instruments purchased by the Fund are generally traded on a "net" basis, with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid. Portfolio securities may not be purchased from any underwriting or selling syndicate of which Prudential Securities (or any affiliate), during the existence of the syndicate, is a principal underwriter (as defined in the Investment Company Act), except in accordance with the rules of the Commission. This limitation, in the opinion of the Company, will not significantly affect the Fund's ability to pursue its present investment objective. However, in the future in other circumstances, the Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.

  In placing orders for portfolio securities of the Fund, the Manager is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Manager will seek to execute each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable under the circumstances. While the Manager generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. Within the framework of this policy, the Manager may consider research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of the Company, the Manager or the Manager's other clients. Such research and investment services are those that brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Manager in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Fund may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions for such other accounts, whose aggregate assets are far larger than the Fund's, and the services furnished by such brokers may be used by the Manager in providing investment management for the Fund. While such services are useful and important in supplementing its own research and facilities, the Manager believes that the value of such services is not determinable and does not significantly reduce expenses. The Fund does not reduce the advisory fee it pays to the Manager by any amount that may be attributed to the value of such services.

  Subject to the above considerations, Prudential Securities may act as a securities broker for the Fund. In order for Prudential Securities (or any affiliate) to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by Prudential Securities (or any affiliate) must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold during a comparable period of time. This standard would allow Prudential Securities (or any affiliate) to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Board of Directors of the Company, including a majority of the non-interested Directors, has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Prudential Securities (or any affiliate) are consistent with the foregoing standard. Brokerage transactions with Prudential Securities are also subject to such fiduciary standards as may be imposed by applicable law. For the fiscal years ended December 31, 1998, 1997, and 1996, the Fund paid no brokerage commissions.

  The Fund is required to disclose its holdings of securities of its regular brokers and dealers (as defined under Rule 10b-1 of the Investment Company
Act) and their parents at December 31, 1998. As of December 31, 1998, the Fund held securities of: (i) Bear Stearns & Co., Inc., in the aggregate amount of $1,346,400; (ii) Deutsche Bank Securities Inc., in the aggregate amount of $816,000; (iii) Goldman Sachs & Co., in the aggregate amount of $759,598; (iv) Merrill Lynch & Co., Inc., in the aggregate amount of $3,045,000; (v) Morgan (J.p.) Securities, Inc., in the aggregate amount of $1,346,400; and (vi) Warburg Dillon Read LLC, in the aggregate amount of $1,346,400.

               CAPITAL SHARES, OTHER SECURITIES AND ORGANIZATION

  THE COMPANY WAS INCORPORATED IN MARYLAND ON JUNE 8, 1988. THE COMPANY IS AUTHORIZED TO ISSUE 500 MILLION SHARES OF COMMON STOCK, $.01 PAR VALUE PER SHARE, DIVIDED INTO FOUR CLASSES FOR EACH OF THE INCOME AND MUNICIPAL INCOME PORTFOLIOS, DESIGNATED CLASS A, CLASS B, CLASS C AND CLASS Z COMMON STOCK, EACH OF WHICH CONSISTS OF 62,500,000 AUTHORIZED SHARES. Each class represents an interest in the same assets of the Fund and is identical in all respects except that (1) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (3) each class has a different exchange privilege, (4) only Class B shares have a conversion feature and (5) Class Z shares are offered exclusively for sale to a limited group of investors. See "How the Fund is Managed--Distributor" in the Prospectus. In accordance with the Company's Articles of Incorporation, the Board of Directors may authorize the creation of additional series of common stock and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Board of Directors may determine.

  The Board of Directors may increase or decrease the number of authorized shares without approval by the shareholders. Shares of the Company, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances. Each share of each class of common stock of the Fund is equal as to earnings, assets and voting privileges, except as noted above, and each class (with the exception of Class Z shares, which are not subject to any distribution or service fees) bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of common stock of the Fund is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders and to Class Z shareholders, whose shares are not subject to any distribution and/or service fees. The Fund's shares do not have cumulative voting rights for the election of Directors.

  The Company does not intend to hold annual meetings of shareholders unless otherwise required by law. The Company will not be required to hold meetings of shareholders unless, for example, the election of Directors is required to be acted on by shareholders under the Investment Company Act. Shareholders have certain rights, including the right to call a meeting upon a vote of 10% of the Company's outstanding shares for the purpose of voting on the removal of one or more Directors or to transact any other business.

                PURCHASE, REDEMPTION AND PRICING OF FUND SHARES

  Shares of the Fund may be purchased at a price equal to the next determined net asset value (NAV) per share plus a sales charge which, at the election of the investor, may be imposed either (1) at the time of purchase (Class A or Class C shares) or (2) on a deferred basis (Class B or Class C shares). Class Z shares of the Fund are offered to a limited group of investors at NAV without any sales charges. See "How to Buy, Sell and Exchange Shares of the Fund" in the Prospectus.

  PURCHASE BY WIRE. For an initial purchase of shares of the Fund by wire, you must complete an application and telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division, Attention: Prudential Structured Maturity Fund--Income Portfolio, specifying on the wire the account number assigned by PMFS and your name and identifying the class in which you are eligible to invest (Class A, Class B, Class C or Class Z shares).

  If you arrange for receipt by State Street of Federal Funds prior to the calculation of NAV (4:15 P.M., New York time), on a business day, you may purchase shares of the Fund as of that day.

  In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Prudential Structured Maturity Fund--Income Portfolio, Class A, Class B, Class C or Class Z shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing Federal Funds. The minimum amount which may be invested by wire is $1,000.

ISSUANCE OF FUND SHARES FOR SECURITIES

  Transactions involving the issuance of Fund shares for securities (rather than cash) will be limited to (1) reorganizations, (2) statutory mergers, or
(3) other acquisitions of portfolio securities that: (a) meet the investment objective and policies of the Fund, (b) are liquid and not subject to restrictions on resale, (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market, and (d) are approved by the Fund's investment adviser.

SPECIMEN PRICE MAKE-UP

  Under the current distribution arrangements between the Fund and the Distributor, Class A shares of the Fund are sold at a maximum sales charge of 3.25%, Class C shares* are sold with a 1% sales charge, and Class B* and Class Z shares are sold at NAV. Using the Fund's NAV at December 31, 1998, the maximum offering price of the Fund's shares is as follows:

                                                                       Income
                                                                      Portfolio
      CLASS A                                                         ---------
      Net asset value and redemption price per Class A share.........  $11.42
      Maximum sales charge (3.25% of offering price).................     .38
                                                                       ------
      Maximum offering price to public...............................  $11.80
                                                                       ======
      CLASS B
      Net asset value, offering price and redemption price per Class
       B share*......................................................  $11.41
                                                                       ======
      CLASS C
      Net asset value and redemption price per Class C share*........  $11.41
      Sales Charge (1% of offering price)............................     .11
                                                                       ------
      Offering price to public.......................................  $11.52
                                                                       ======
      CLASS Z
      Net asset value, offering price and redemption price per Class
       Z share.......................................................  $11.42
                                                                       ======

     ----------
     * Class B and Class C shares are subject to a contingent deferred sales charge on certain redemptions.
     See "How to Buy, Sell and Exchange Shares of the Fund--How to Sell Your Shares" in the Prospectus.

SELECTING A PURCHASE ALTERNATIVE

  The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to the Fund:

  If you intend to hold your investment in the Fund for less than 2 years and do not qualify for a reduced sales charge on Class A Shares, since Class A shares are subject to a maximum initial sales charge of 3.25% and Class B shares are subject to a CDSC of 3% which declines to zero over a 4 year period, you should consider purchasing Class C shares over either Class A or Class B shares.

  If you intend to hold your investment for more than 2 years, but less than 3 years, you may consider purchasing Class B or Class C shares because: (1) the contingent-deferred sales load plus the cumulative annual distribution-related fee on Class B shares; and (2) the maximum 1% initial sales charge plus the cumulative annual distribution-related fee on Class C shares would be lower than the maximum 3.25% initial sales charge plus the cumulative annual distribution-related fee on Class A shares. In addition, more of your money would be invested initially in the case of Class C shares, because of the relatively low initial sales charge, and all of your money would be invested initially in the case of Class B shares, which are sold at NAV.

  If you intend to hold your investment for more than 3 years, but less than 4 years, you may consider purchasing Class A shares because the maximum 3.25% initial sales charge plus the cumulative annual distribution-related fee on Class A shares would be lower than (1) the contingent-deferred sales charge plus the cumulative annual distribution-related fee on Class B shares; and (2) the maximum 1% initial sales charge plus the cumulative annual distribution-related fee on Class C shares.

  If you intend to hold your investment for more than 4 years, but less than 5 years, you may consider purchasing Class A or Class B shares because the maximum 3.25% initial sales charge plus the cumulative annual distribution-related fee on Class A shares and the cumulative annual distribution-related fee on Class B shares would be less than the maximum 1% initial sales charge plus the cumulative annual distribution-related fee on Class C shares.

  If you intend to hold your investment for longer than 5 years, you should consider purchasing Class A shares over either Class B or Class C shares. This is because the maximum sales charge plus the cumulative annual distribution-related fee on Class A shares would be less than the cumulative annual distribution-related fee on Class B shares and less than the initial sales charge plus the cumulative annual distribution-related fee on Class C shares.

  If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.

  If you do not qualify for a reduced sales charge on Class A shares and you purchase Class C shares, you would have to hold your investment for more than 3 years for the higher cumulative annual distribution-related fee on the Class C shares plus the 1% initial sales charge to exceed the initial sales charge plus cumulative annual distribution-related fees on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class C distribution-related fee on the investment, fluctuations in NAV, the effect of the return on the investment over this period of time or redemptions when the CDSC is applicable.

REDUCTION AND WAIVER OF INITIAL SALES CHARGES--CLASS A SHARES

  Benefit Plans. Class A shares may be purchased at NAV, without payment of an initial sales charge, by pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code and deferred compensation or annuity plans under Sections 401(a), 403(b) and 457 of the Internal Revenue Code, "rabbi" trusts and non-qualified deferred compensation plans that are sponsored by any employer that has a tax qualified plan with Prudential (collectively, Benefit Plans), provided that the Benefit Plan has existing assets of at least $1 million invested in shares of Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) or 250 eligible employees or participants. In the case of Benefit Plans whose accounts are held directly with the Transfer Agent or Prudential Securities and for which the Transfer Agent or Prudential Securities does individual account recordkeeping (Direct Account Benefit Plans) and Benefit Plans sponsored by Prudential Securities or its subsidiaries (Prudential Securities or Subsidiary Prototype Benefit Plans), Class A shares may be purchased at NAV by participants who are repaying loans made from such plans to the participant.

  Prudential Retirement Programs. Class A shares may be purchased at NAV by certain savings, retirement and deferred compensation plans, qualified or non-qualified under the Internal Revenue Code, for which Prudential provides administrative or recordkeeping services, provided that (1) the plan has at least $1 million in existing assets or 250 eligible employees and (2) the Fund is an available investment option. These plans include pension, profit-sharing, stock-bonus or other employee benefit plans under Section 401 of the Internal Revenue Code, deferred compensation and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code and plans that participate in the PruArray Program (benefit plan recordkeeping service) (hereafter referred to as a PruArray Plan). All Benefit Plans of a company (or affiliated companies under common control) for which Prudential serves as plan administrator or recordkeeper are aggregated in meeting the $1 million threshold, provided that Prudential has been notified in advance of the entitlement to the waiver of the sales charge based on the aggregated assets. The term "existing assets" as used herein includes stock issued by a plan sponsor, shares of Prudential Mutual Funds and shares of certain unaffiliated mutual funds that participate in the PruArray Plan (Participating Fund). "Existing assets" also include monies invested in The Guaranteed Interest Account (GIA), a group annuity insurance product issued by Prudential, the Guaranteed Insulated Separate Account, a separate account offered by Prudential and units of The Stable Value Fund (SVF), an unaffiliated bank collective fund. Class A shares may also be purchased at NAV by plans that have monies invested in GIA and SVF, provided (1) the purchase is made with the proceeds of a redemption from either GIA or SVF and (2) Class A shares are an investment option of the plan.

  PruArray Association Benefit Plans. Class A shares are also offered at NAV to Benefit Plans or non-qualified plans sponsored by employers which are members of a common trade, professional or membership association (Association) that participate in the PruArray Plan provided that the Association enters into a written agreement with Prudential. Such Benefit Plans or non-qualified plans may purchase Class A shares at NAV without regard to the assets or number of participants in the individual employer's qualified Plan(s) or non-qualified plans so long as the employers in the Association (1) have retirement plan assets in the aggregate of at least $1 million or 250 participants in the aggregate and (2) maintain their accounts with the Transfer Agent.

  PruArray Savings Program. Class A shares are also offered at NAV to employees of companies that enter into a written agreement with Prudential Retirement Services to participate in the PruArray Savings Program. Under this Program, a limited number of Prudential Mutual Funds are available for purchase at NAV by Individual Retirement Accounts and Savings Accumulation Plans of the company's employees. The Program is available only to (1) employees who open an IRA or Savings Accumulation Plan account with the Transfer Agent and (2) spouses of employees who open an IRA account with the Transfer Agent. The program is offered to companies that have at least 250 eligible employees.

  Special Rules Applicable to Retirement Plans. After a Benefit Plan or PruArray Plan qualifies to purchase Class A shares at NAV, all subsequent purchases will be made at NAV.

  Other Waivers. In addition, Class A shares may be purchased at NAV, through the Distributor or the Transfer Agent, by:

  .  officers of the Prudential Mutual Funds (including the Company),

  . employees of the Distributor, Prudential Securities, PIFM and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the Transfer Agent,

  . employees of subadvisers of the Prudential Mutual Funds provided that purchases at NAV are permitted by such person's employer,

  . Prudential, employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries,

  . registered representatives and employees of brokers who have entered into a selected dealer agreement with the Distributor provided that purchases at NAV are permitted by such person's employer,

  . investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that
     (1) the purchase is made within 180 days of the commencement of the financial adviser's employment at Prudential Securities, or within one year in the case of Benefit Plans, (2) the purchase is made with proceeds of a redemption of shares of any open-end non-money market fund sponsored by the financial adviser's previous employer (other than a fund which imposes a distribution or service fee of .25 of 1% or less) and (3) the financial adviser served as the client's broker on the previous purchase,

  . investors in Individual Retirement Accounts, provided the purchase is made in a directed rollover to such Individual Retirement Account, or with the proceeds of a tax-free rollover of assets from a Benefit Plan for which Prudential provides administrative or recordkeeping services and further provided that such purchase is made within 60 days of receipt of the Benefit Plan distribution,

  . orders placed by broker-dealers, investment advisers or financial planners who have entered into an agreement with the Distributor, who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services (for example, mutual fund "wrap" or asset allocation programs), and

  . orders placed by clients of broker-dealers, investment advisers or financial planners who place trades for customer accounts if the accounts are linked to the master account of such broker-dealer, investment adviser or financial planner and the broker-dealer, investment adviser or financial planner charges its clients a separate fee for its services (for example, mutual fund "supermarket programs").

  For an investor to obtain any reduction or waiver of the initial sales charges, at the time of the sale either the Transfer Agent must be notified directly by the investor or the Distributor must be notified by the broker facilitating the transaction that the sale qualifies for the reduced or waived sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares acquired upon the reinvestment of dividends and distributions.

  COMBINED PURCHASE AND CUMULATIVE PURCHASE PRIVILEGE. If an investor or eligible group of related investors purchases Class A shares of the Fund concurrently with Class A shares of other Prudential Mutual Funds, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See "How to Buy, Sell and Exchange Shares of the Fund--How to Buy Shares--Reducing or Waiving Class A's Initial Sales Charge" in the Prospectus.

  An eligible group of related Fund investors includes any combination of the following:

   . an individual;

   . the individual's spouse, their children and their parents;

   . the individual's and spouse's Individual Retirement Account (IRA);

   . any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners);

   . a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children;

   . a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse; and

   . one or more employee benefit plans of a company controlled by an individual.

  In addition, an eligible group of related Fund investors may include an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that employer).

  The Transfer Agent, the Distributor or your broker must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in any retirement or group plans.

  RIGHTS OF ACCUMULATION. Reduced sales charges are also available through Rights of Accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of the shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. However, the value of shares held directly with the Transfer Agent and through your broker will not be aggregated to determine the reduced sales charge. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (NAV plus maximum sales charge) as of the previous business day. The Distributor or the Transfer Agent must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. Rights of Accumulation are not available to individual participants in any retirement or group plans.


  LETTERS OF INTENT. Reduced sales charges are available to investors (or an eligible group of related investors), including retirement and group plans, who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of shares of the Fund and shares of other Prudential Mutual Funds (Investment Letter of Intent). Retirement and group plans may also qualify to purchase Class A shares at NAV by entering into a Letter of Intent whereby they agree to enroll, within a thirteen-month period, a specified number of eligible employees or participants (Participant Letter of Intent).

  For purposes of the Investment Letter of Intent, all shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) which were previously purchased and are still owned are also included in determining the applicable reduction. However, the value of shares held directly with the Transfer Agent, Prudential or its affiliates and through your broker will not be aggregated to determine the value of the reduced sales charge.

  A Letter of Intent permits a purchaser, in the case of an Investment Letter of Intent, to establish a total investment goal to be achieved by any number of investments over a thirteen-month period and, in the case of a Participant Letter of Intent, to establish a minimum eligible employee or participant enrollment goal over a thirteen-month period. Each investment made during the period, in the case of an Investment Letter of Intent, will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. In the case of a Participant Letter of Intent, each investment made during the period will be made at net asset value. Escrowed Class A shares totaling 5% of the dollar amount of the Letter of Intent will be held by the Transfer Agent in the name of the purchaser, except in the case of retirement and group plans where the employer or plan sponsor will be responsible for paying any applicable sales charge. The effective date of an Investment Letter of Intent (except in the case of retirement and group plans) may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal.

  The Investment Letter of Intent does not obligate the investor to purchase, nor the Company to sell, the indicated amount. Similarly, the Participant Letter of Intent does not obligate the retirement or group plan to enroll the indicated number of eligible employees or participants. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the purchaser (or the employer or plan sponsor in the case of any retirement or group plan) is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. Investors electing to purchase Class A shares of the Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.

  The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will, in the case of an Investment Letter of Intent, be granted subject to confirmation of the investor's holdings or, in the case of a Participant Letter of Intent, subject to confirmation of the number of eligible employees or participants in the retirement or group plan. Letters of Intent are not available to individual participants in any retirement or group plans.

CLASS B SHARES

  The offering price of Class B shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order in proper form by the Transfer Agent, your broker or the Distributor. Redemptions of Class B shares may be subject to a CDSC. See "Sale of Shares--Contingent Deferred Sales Charges" below.

  The Distributor will pay, from its own resources, sales commissions of up to 4% of the purchase price of Class B shares to brokers, financial advisers and other persons who sell Class B shares at the time of sale. This facilitates the ability of the Fund to sell the Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee.

CLASS C SHARES

  The offering price of Class C shares is the next determined NAV plus a 1% sales charge. Redemptions of Class C shares may be subject to a CDSC. See "Sale of Shares--Contingent Deferred Sales Charges" below. In connection with the sale of Class C shares, the Distributor will pay, from its own resources, brokers, financial advisers and other persons which distribute Class C shares a sales commission of up to 2% of the purchase price at the time of the sale.

WAIVER OF INITIAL SALES CHARGE--CLASS C SHARES

  Benefit Plans. Class C shares may be purchased at NAV, without payment of an initial sales charge, by Benefit Plans (as defined above). In the case of Benefit Plans whose accounts are held directly with the Transfer Agent or Prudential Securities and for which the Transfer Agent or Prudential Securities does individual account recordkeeping (Direct Account Benefit Plans) and Benefit Plans sponsored by Prudential, Prudential Securities or its subsidiaries (Prudential Securities or Subsidiary Prototype Benefit Plans), Class C shares may be purchased at NAV by participants who are repaying the loans made from such plans to the participant.

  Prudential Retirement Plans. The initial sales charge will be waived with respect to purchases of Class C shares by qualified and non-qualified retirement and deferred compensation plans participating in the PruArray Plan and other plans for which Prudential provides administrative or recordkeeping services.

  Investment of Redemption Proceeds from Other Investment Companies. Investors may purchase Class C shares at NAV, without the initial sales charge, with the proceeds from the redemption of shares of any unaffiliated registered investment company which were not held through an account with any Prudential affiliate. Such purchases must be made within 60 days of the redemption. Investors eligible for this waiver include:
(1) investors purchasing shares through an account at Prudential Securities;
(2) investors purchasing shares through an ADVANTAGE Account or an Investor Account with Prusec; and (3) investors purchasing shares through other brokers. This waiver is not available to investors who purchase shares directly from the Transfer Agent. You must notify the Transfer Agent directly or through your broker if you are entitled to this waiver and provide the Transfer Agent with such supporting documents as it may deem appropriate.

CLASS Z SHARES

  Class Z shares of the Fund currently are available for purchase by the following categories of investors:

  .  pension, profit-sharing or other employee benefit plans qualified under
     Section 401 of the Internal Revenue Code, deferred compensation and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code and non-qualified plans for which the Fund is an available option (collectively, Benefit Plans), provided such Benefit Plans (in combination with other plans sponsored by the same employer or group of related employers) have at least $50 million in defined contribution assets;
  . participants in any fee-based program or trust program sponsored by an affiliate of the Distributor which includes mutual funds as investment options and for which the Fund is an available option;

  . certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by an affiliate of the Distributor for whom Class Z shares of the Prudential Mutual Funds are an available investment option;
  . Benefit Plans for which an affiliate of the Distributor provides administrative or recordkeeping services and as of September 20, 1996,
     (a) were Class Z shareholders of the Prudential Mutual Funds or (b) executed a letter of intent to purchase Class Z shares of the Prudential Mutual Funds;

  . current and former Directors/Trustees of the Prudential Mutual Funds (including the Company);

  . employees of Prudential and/or Prudential Securities who participate in a Prudential-sponsored employee savings plan; and
  .  Prudential with an investment of $10 million or more.

  After a Benefit Plan qualifies to purchase Class Z shares, all subsequent purchases will be for Class Z shares.

  In connection with the sale of Class Z shares, the Manager, the Distributor or one of their affiliates may pay dealers, financial advisers and other persons which distribute shares a finder's fee, from its own resources, based on a percentage of the net asset value of shares sold by such persons.

SALE OF SHARES

  You can redeem your shares at any time for cash at the NAV next determined after the redemption request is received in proper form (in accordance with procedures established by the Transfer Agent in connection with investors' accounts) by the Transfer Agent, the Distributor or your broker. In certain cases, however, redemption proceeds will be reduced by the amount of any applicable CDSC, as described below. See "Contingent Deferred Sales Charges" below. If you are redeeming your shares through a broker, your broker must receive your sell order before the Fund computes its NAV for that day (that is, 4:15 P.M., New York time) in order to receive that day's NAV. Your broker will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of the Fund.

  If you hold shares of the Fund through Prudential Securities, you must redeem your shares through Prudential Securities. Please contact your Prudential Securities financial adviser.

  If you hold shares in non-certificate form, a written request for redemption signed by you exactly as the account is registered is required. If you hold certificates, the certificates, signed in the name(s) shown on the face of the certificates, must be received by the Transfer Agent, the Distributor or your broker in order for the redemption request to be processed. If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010, the Distributor or to your broker.

  SIGNATURE GUARANTEE. If the proceeds of the redemption (1) exceed $50,000,
(2) are to be paid to a person other than the record owner, (3) are to be sent to an address other than the address on the Transfer Agent's records, or (4) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Preferred Services offices. In the case of redemptions from a PruArray Plan, if the proceeds of the redemption are invested in another investment option of the plan in the name of the record holder and at the same address as reflected in the Transfer Agent's records, a signature guarantee is not required.

  Payment for shares presented for redemption will be made by check within seven days after receipt by the Transfer Agent, the Distributor or your broker of the certificate and/or written request, except as indicated below. If you hold shares through a broker, payment for shares presented for redemption will be credited to your account at your broker, unless you indicate otherwise. Such payment may be postponed or the right of redemption suspended at times
(1) when the New York Stock Exchange is closed for other than customary weekends and holidays, (2) when trading on such Exchange is restricted, (3) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or
(4) during any other period when the Commission, by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (2), (3) or (4) exist.

  Payment for redemption of recently purchased shares will be delayed until the Fund or its Transfer Agent has been advised that the purchase check has been honored, which may take up to 10 calendar days from the time of receipt of the purchase check by the Transfer Agent. Such delay may be avoided by purchasing shares by wire or by certified or cashier's check.

  REDEMPTION IN KIND. If the Directors determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Commission. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.

  INVOLUNTARY REDEMPTION. In order to reduce expenses of the Fund, the Directors may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a net asset value of less than $500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No CDSC will be imposed on any such involuntary redemption.

  90-DAY REPURCHASE PRIVILEGE. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the Fund at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a pro rata basis.) You must notify the Transfer Agent, either directly or through The Distributor or your broker, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charges" below. Exercise of the repurchase privilege may affect federal tax treatment of any gain realized upon redemption. However, if the redemption was made within a 30-day period of the repurchase and if the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, will not be allowed for federal income tax purposes.

CONTINGENT DEFERRED SALES CHARGES

  Redemptions of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 3% to zero over a four-year period. Class C shares redeemed within 18 months of purchase (one year for Class C shares purchased before November 2, 1998) will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding four years, in the case of Class B shares, and 18 months, in the case of Class C shares (one year for Class C shares purchased before November 2, 1998). A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor.

  The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. See "Shareholder Investment Account--Exchange Privilege."

  The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

                                                      CONTINGENT DEFERRED SALES
                                                       CHARGE AS A PERCENTAGE
     YEAR SINCE PURCHASE                               OF DOLLARS INVESTED OR
         PAYMENT MADE                                    REDEMPTION PROCEEDS
     -------------------                              -------------------------
        First........................................            3.0%
        Second.......................................            2.0%
        Third........................................            1.0%
        Fourth.......................................            1.0%
        Fifth........................................           None

  In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV above the total amount of payments for the purchase of Fund shares made during the preceding four years for Class B shares and 18 months for Class C shares (one year for Class C shares bought before November 2, 1998); then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

  For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 2% (the applicable rate in the second year after purchase) for a total CDSC of $4.80.

  For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

  WAIVER OF CONTINGENT DEFERRED SALES CHARGES--CLASS B SHARES. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy (with rights of survivorship), at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability.

  The CDSC will also be waived in the case of a total or partial redemption in connection with certain distributions made without penalty under the Internal Revenue Code from a tax-deferred retirement plan, an IRA or Section 403(b) custodial account. These distributions are:

  (1) in the case of a tax-deferred retirement plan, a lump-sum or other distribution after retirement;

  (2) in the case of an IRA (including a Roth IRA), a lump-sum or other distribution after attaining age 59 1/2 or a periodic distribution based on life expectancy;

  (3) in the case of a Section 403(b) custodial account, a lump sum or other distribution after attaining age 59 1/2; and

  (4) a tax-free return of an excess contribution or plan distributions following the death or disability of the shareholder, provided that the shares were purchased prior to death or disability.

  The waiver does not apply in the case of a tax-free rollover or transfer of assets, other than one following a separation from service (that is, following voluntary or involuntary termination of employment or following retirement). Under no circumstances will the CDSC be waived on redemptions resulting from the termination of a tax-deferred retirement plan, unless such redemptions otherwise qualify for a waiver as described above. In the case of Direct Account and Prudential Securities or Subsidiary Prototype Benefit Plans, the CDSC will be waived on redemptions which represent borrowings from such plans. Shares purchased with amounts used to repay a loan from such plans on which a CDSC was not previously deducted will thereafter be subject to a CDSC without regard to the time such amounts were previously invested. In the case of a 401(k) plan, the CDSC will also be waived upon the redemption of shares purchased with amounts used to repay loans made from the account to the participant and from which a CDSC was previously deducted.

  Finally, the CDSC will be waived to the extent that the proceeds from shares redeemed are invested in Prudential Mutual Funds, The Guaranteed Investment Account, the Guaranteed Insulated Separate Account or units of The Stable Value Fund.

  Systematic Withdrawal Plan. The CDSC will be waived (or reduced) on certain redemptions from a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The Transfer Agent will calculate the total amount available for this waiver annually on the anniversary date of your purchase or, for shares purchased prior to March 1, 1997, on March 1 of the current year. The CDSC will be waived (or reduced) on redemptions until this threshold 12% is reached.

  In addition, the CDSC will be waived on redemptions of shares held by Directors of the Fund.

  You must notify the Transfer Agent either directly or through your broker, at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement.

  In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.

CATEGORY OF WAIVER         REQUIRED DOCUMENTATION
------------------         ----------------------
Death                      A copy of the shareholder's death certificate or, in
                           the case of a trust, a copy of the grantor's death
                           certificate, plus a copy of the trust agreement
                           identifying the grantor.
Disability--An individual  A copy of the Social Security Administration award
will be considered         letter or a letter from a physician on the physician's
disabled if he or she is   letterhead stating that the shareholder (or, in the
unable to engage in any    case of a trust, the grantor) is permanently disabled.
substantial gainful        The letter must also indicate the date of disability.
activity by reason of any
medically determinable
physical or mental
impairment which can be
expected to result in
death or to be of long-
continued and indefinite
duration.
Distribution from an IRA   A copy of the distribution form from the custodial firm
or 403(b) Custodial        indicating (i) the date of birth of the shareholder and
Account                    (ii) that the shareholder is over age 59 1/2 and is
                           taking a normal distribution--signed by the
                           shareholder.
Distribution from          A letter signed by the plan administrator/trustee
Retirement Plan            indicating the reason for the distribution.
Excess Contributions       A letter from the shareholder (for an IRA) or the plan
                           administrator/trustee on company letterhead indicating
                           the amount of the excess and whether or not taxes have
                           been paid.

  The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.

QUANTITY DISCOUNT--CLASS B SHARES PURCHASED PRIOR TO AUGUST 1, 1994

  While a quantity discount is not available for Class B shares of the Fund, a quantity discount may apply with respect to Class B shares exchanged from another Prudential Mutual Fund. The contingent deferred sales charge may be reduced on redemptions of Class B shares of the Fund if the investor qualified for a quantity discount upon the initial purchase of shares exchanged into the Fund.

WAIVER OF CONTINGENT DEFERRED SALES CHARGES--CLASS C SHARES

  Prudential Retirement Plans. The CDSC will be waived on redemptions from qualified and non-qualified retirement and deferred compensation plans that participate in the PruArray Plan and other plans for which Prudential provides administrative or recordkeeping services. The CDSC will also be waived on redemptions from Benefit Plans sponsored by Prudential and its affiliates to the extent that the redemption proceeds are invested in The Guaranteed Investment Account, the Guaranteed Insulated Separate Account and units of The Stable Value Fund.

  Other Benefit Plans. The CDSC will be waived on redemptions from Benefit Plans holding shares through a broker not affiliated with Prudential and for whom the broker provides administrative or recordkeeping services.

CONVERSION FEATURE--CLASS B SHARES

  Class B shares will automatically convert to Class A shares on a quarterly basis approximately five years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge.

  Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (i) the ratio of (a) the amounts paid for Class B shares purchased at least five years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (ii) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

  For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately five years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately five years from the initial purchase (that is, $1,000 divided by $2,100 (47.62%), multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

  Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share NAV of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted.

  For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year would not convert to Class A shares until approximately six years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.

  The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (1) that the dividends and other distributions paid on Class A, Class B, Class C and Class Z shares will not constitute "preferential dividends" under the Internal Revenue Code and (2) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

                        SHAREHOLDER INVESTMENT ACCOUNT

  Upon the initial purchase of shares of the Fund, a Shareholder Investment Account is established for each investor under which a record of the shares held is maintained by the Transfer Agent. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Account at any time. There is no charge to the investor for issuance of a certificate. The Fund makes available to the shareholders the following privileges and plans.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS

  For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund. An investor may direct the Transfer Agent in writing not less than five full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the broker. Any shareholder who receives a cash payment representing a dividend or distribution may reinvest such dividend or distribution at NAV by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. The investment will be made at the NAV per share next determined after receipt of the check or proceeds by the Transfer Agent. Such shareholder will receive credit for any CDSC paid in connection with the amount of proceeds being reinvested.

EXCHANGE PRIVILEGE

  The Fund makes available to its shareholders the privilege of exchanging their shares of the Fund for shares of certain other Prudential Mutual Funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other Prudential Mutual Funds may also be exchanged for shares of the Fund. An exchange is treated as a redemption and purchase for federal income tax purposes. All exchanges are made on the basis of the relative NAV next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. For retirement and group plans having a limited menu of Prudential Mutual Funds, the exchange privilege is available for those funds eligible for investment in the particular program.

  It is contemplated that the exchange privilege may be applicable to new mutual funds whose shares may be distributed by the Distributor.

  In order to exchange shares by telephone, you must authorize telephone exchanges on your initial application form or by written notice to the Transfer Agent and hold shares in non-certificate form. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. Neither the Fund nor its agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine under the foregoing procedures. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order.

  If you hold shares through Prudential Securities, you must exchange your shares by contacting your Prudential Securities financial adviser.

  If you hold certificates, the certificates, signed in the name(s) shown on the face of the certificates, must be returned in order for the shares to be exchanged.

  You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

  In periods of severe market or economic conditions the telephone exchange of shares may be difficult to implement and you should make exchanges by mail by writing to Prudential Mutual Fund Services LLC, at the address noted above.

  CLASS A. Shareholders of the Fund may exchange their Class A shares for Class A shares of certain other Prudential Mutual Funds, shares of Prudential Government Securities Trust (Short-Intermediate Term Series) and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the exchange privilege only to acquire Class A shares of the Prudential Mutual Funds participating in the exchange privilege.

  The following money market funds participate in the Class A exchange privilege:

     Prudential California Municipal Fund
      (California Money Market Series)
     Prudential Government Securities Trust
      (Money Market Series)
      (U.S. Treasury Money Market Series)
     Prudential Municipal Series Fund
      (Connecticut Money Market Series)
      (Massachusetts Money Market Series)
      (New Jersey Money Market Series)
      (New York Money Market Series)
     Prudential MoneyMart Assets, Inc. (Class A Shares)
     Prudential Tax-Free Money Fund, Inc.

  CLASS B AND CLASS C. Shareholders of the Fund may exchange their Class B and Class C shares of the Fund for Class B and Class C shares of certain other Prudential Mutual Funds and shares of Prudential Special Money Market Fund, Inc., respectively, No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of the Class B and Class C shares acquired as a result of the exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the first day of the month after the initial purchase, rather than the date of the exchange.

  Class B and Class C shares of the Fund may also be exchanged for shares of an eligible money market fund without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Company, such shares will be subject to the CDSC calculated without regard to the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being transferred first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into the Fund from a money market fund during the month (and are held in the Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the five year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.

  At any time after acquiring shares of other funds participating in the Class B or Class C exchange privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of the Fund without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares of other funds, respectively, without being subject to any CDSC.

  CLASS Z. Class Z shares may be exchanged for Class Z shares of other Prudential Mutual Funds.

  SPECIAL EXCHANGE PRIVILEGES. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV and for shareholders who qualify to purchase Class Z shares. Under this exchange privilege, amounts representing any Class B and Class C shares which are not subject to a CDSC held in such a shareholder's account will be automatically exchanged for Class A shares for shareholders who qualify to purchase Class A shares at NAV on a quarterly basis, unless the shareholder elects otherwise. Similarly, shareholders who qualify to purchase Class Z shares will have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the NAV above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Prudential Securities or, Prusec or another broker that they are eligible for this special exchange privilege.

  Participants in any fee-based program for which the Company is an available option will have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at NAV. Similarly, participants in Prudential Securities' 401(k) Plan for which the Company's Class Z shares is an available option and who wish to transfer their Class Z shares out of the Prudential Securities 401(k) Plan following separation from service (i.e., voluntary or involuntary termination of employment or retirement) will have their Class Z shares exchanged for Class A shares at NAV.

  Additional details about the exchange privilege and prospectuses for each of the Prudential Mutual Funds are available from the Transfer Agent, the Distributor or your Dealer. The exchange privilege may be modified, terminated or suspended on sixty days' notice, and any fund, including the Fund, or the Distributor, has the right to reject any exchange application relating to such fund's shares.

DOLLAR COST AVERAGING

  Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.

  Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $14,000 at a private college and around $6,000 at a public university. Assuming these costs increase at a rate of 7% a year, as has been projected, for the freshman class of 2011, the cost of four years at a private college could reach $210,000 and over $90,000 at a public university./1/

  The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals./2/

        PERIOD OF
        MONTHLY INVESTMENTS                  $100,000 $150,000 $200,000 $250,000
        -------------------                  -------- -------- -------- --------
        25 Years............................  $  110   $  165   $  220   $  275
        20 Years............................     176      264      352      440
        15 Years............................     296      444      592      740
        10 Years............................     555      833    1,110    1,388
         5 Years............................   1,371    2,057    2,742    3,428

See "Automatic Investment Plan."
----------
  /1/Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges, 1993. Average costs for private institutions include tuition, fees, room and board for the 1993-1994 academic year.

  /2/The chart assumes an average rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of the Portfolio. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

AUTOMATIC INVESTMENT PLAN (AIP)

  Under AIP, an investor may arrange to have a fixed amount automatically invested in the shares of the Fund monthly by authorizing his or her bank account or brokerage account (including a Prudential Securities COMMAND Account) to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automatic Clearing House System. Stock certificates are not issued to AIP participants.

  Further information about this program and an application form can be obtained from the Transfer Agent, the Distributor or your broker.

SYSTEMATIC WITHDRAWAL PLAN

  A systematic withdrawal plan is available to shareholders through the Transfer Agent, the Distributor or your broker. Such withdrawal plan provides for monthly or quarterly checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Withdrawals of Class B or Class C shares may be subject to a CDSC.

  In the case of shares held through the Transfer Agent (1) a $10,000 minimum account value applies, (2) withdrawals may not be for less than $100 and (3) the shareholder must elect to have all dividends and/or distributions automatically reinvested in additional full and fractional shares at NAV on shares held under this plan.

  The Transfer Agent, the Distributor or your broker acts as an agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The systematic withdrawal plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

  Withdrawal payments should not generally be considered as dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

  Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must generally be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the applicable sales charges to
(i) the purchase of Class A and Class C shares and (ii) the redemption of Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the plan, particularly if used in connection with a retirement plan.

TAX-DEFERRED RETIREMENT PLANS

  Various tax-deferred retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-deferred accounts" under
Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, the administration, custodial fees and other details are available from the Distributor or the Transfer Agent.

  Investors who are considering the adoption of such a plan should consult with their own legal counsel or tax adviser with respect to the establishment and maintenance of any such plan.

TAX-DEFERRED RETIREMENT ACCOUNTS

  INDIVIDUAL RETIREMENT ACCOUNTS. An individual retirement account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn (or in the case of a Roth IRA, the total avoidance of federal income tax on such income).The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, an 8% rate of return and a 39.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.

                          TAX-DEFERRED COMPOUNDING/1/

                          CONTRIBUTIONS                       PERSONAL
                            MADE OVER                         SAVINGS    IRA
     -------------------------------------------------------- -------- --------
     10 years................................................ $ 26,165 $ 31,291
     15 years................................................   44,675   58,649
     20 years................................................   68,109   98,846
     25 years................................................   97,780  157,909
     30 years................................................  135,346  244,692

--------
/1/ The chart is for illustrative purposes only and does not represent the performance of the Fund or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in a traditional IRA account will be subject to tax when withdrawn from the account. Distributions from a Roth IRA which meet the conditions required under the Internal Revenue Code will not be subject to tax upon withdrawal from the account.

MUTUAL FUND PROGRAMS

  From time to time, the Company may be included in a mutual fund program with other Prudential Mutual Funds. Under such a program, a group of portfolios will be selected and thereafter marketed collectively. Typically, these programs are created with an investment theme, such as, to seek greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. The Company may waive or reduce the minimum initial investment requirements in connection with such a program.

  The mutual funds in the program may be purchased individually or as part of a program. Since the allocation of portfolios included in the program may not be appropriate for all investors, individuals should consult their financial advisor concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.

                                NET ASSET VALUE

  The Fund's net asset value per share or NAV is determined by subtracting its liabilities from the value of its assets and dividing the remainder by the number of outstanding shares. NAV is calculated separately for each class. The Directors have fixed the specific time of day for the computation of the Fund's net asset value to be as of 4:15 P.M., New York time.

  Under the Investment Company Act, the Board of Directors is responsible for determining in good faith the fair value of securities of the Fund. In accordance with procedures adopted by the Board of Directors, the value of investments listed on a securities exchange and NASDAQ National Market System securities (other than options on stock and stock indices) are valued at the last sale price of such exchange system on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices on such day, or at the bid price on such day in the absence of an asked price. Corporate bonds (other than convertible debt securities) and U.S. Government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager in consultation with the Subadviser to be over-the-counter, are valued on the basis of valuations provided by an independent pricing agent or principal market maker which uses information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager in consultation with the Subadviser to be over-the-counter, are valued at the mean between the last reported bid and asked prices provided by principal market makers. Options on stock and stock indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on the respective exchange and futures contracts and options thereon are valued at their last sale prices as of the close of trading on the applicable commodities exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained from a recognized bank or dealer, and forward currency exchange contracts are valued at the current cost of covering or offsetting such contacts. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the investment adviser under procedures established by and under the general supervision of the Fund's Board of Directors.

  Securities or other assets for which reliable market quotations are not available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager or Subadviser (or Valuation Committee or Board of Directors) does not represent fair value, are valued by the Valuation Committee or Board of Directors in consultation with the Manager or the Subadviser, including its portfolio manager, traders, and its research and credit analysts, on the basis of the following factors: cost of the security, transactions in comparable securities, relationships among various securities and such other factors as may be determined by the Manager, Subadviser, Board of Directors or Valuation Committee to materially affect the value of the security. Short-term debt securities are valued at cost, with interest accrued or discount amortized to the date of maturity, if their original maturity was 60 days or less, unless this is determined by the Directors not to represent fair value. Short-term securities with remaining maturities of more than 60 days, for which market quotations are readily available, are valued at their current market quotations as supplied by an independent pricing agent or principal market maker. The Fund will compute its NAV at 4:15 P.M., New York time, on each day the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem Fund shares have been received or days on which changes in the value of the Fund's portfolio securities do not affect NAV. In the event the New York Stock Exchange closes early on any business day, the NAV of the Fund's shares shall be determined at the time between such closing and 4:15 P.M., New York time. The New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

  As long as the Fund declares dividends daily, the net asset value of the Class A, Class B, Class C and Class Z shares of the Fund will generally be the same. It is expected, however, that the dividends, if any, will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

                      TAXES, DIVIDENDS AND DISTRIBUTIONS

  The Fund declares dividends daily based on actual net investment income determined in accordance with generally accepted accounting principles. Such dividends will be payable monthly. The Fund's capital gains, if any, will be distributed at least annually. In determining the amount of capital gains to be distributed, any capital loss carryforwards from prior years will be offset against capital gains. Dividends and distributions will be paid in additional Class A, Class B, Class C or Class Z shares of the Fund based on net asset value on the payment date or such other date as the Board of Directors may determine, unless the shareholder elects in writing not less than five full business days prior to the payment date to receive such distributions in cash. In the event that a shareholder's shares are redeemed on a date other than the monthly dividend payment date, the proceeds of such redemption will equal the net asset value of the shares redeemed plus the amount of all dividends declared through the date of redemption.

  The per share dividends on Class B and Class C shares will be lower than the per share dividends on Class A and Class Z shares as a result of the higher distribution fee applicable to the Class B and Class C shares. The per share distributions of net capital gains, if any, will be paid in the same amount for Class A, Class B, Class C and Class Z shares. See "Net Asset Value."

  The Fund has elected to qualify and intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code. This relieves the Fund (but not its shareholders) from paying federal income tax on income and capital gains that are distributed to shareholders and permits net capital gains of the Fund (i.e., the excess of net long-term capital gains over net short-term capital losses) to be treated as long-term capital gains of the shareholders, regardless of how long shareholders have held their shares in the Fund.

  Qualification as a regulated investment company will be determined at the level of the Fund and not at the level of the Company. Accordingly, the determination of whether the Fund qualifies as a regulated investment company will be based on the activities of the Fund, including the purchases and sales of securities and the income received and expenses incurred in the Fund. Net capital gains of the Fund that are available for distribution to shareholders will be computed by taking into account any capital loss carryforward of the Fund.

  Qualification as a regulated investment company requires, among other things, that (a) at least 90% of the Fund's annual gross income, without reduction for losses from the sale or other disposition of securities, be derived from payments with respect to securities loans, interest, dividends, and gains from the sale or other disposition of securities or options thereon, or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; (b) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund's assets is represented by cash, U.S. Government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the value of the assets of the Fund and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities); and (c) the Fund distribute to its shareholders at least 90% of its net investment income and net short-term gains (that is, the excess of net short-term capital gains over net long-term capital losses) in each year.

  The Fund may purchase debt securities that contain original issue discount. Original issue discount that accrues in a taxable year is treated as income earned by the Fund and therefore is subject to the distribution requirements of the Internal Revenue Code. Because the original issue discount income earned by the Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of other securities and use the proceeds to make distributions to satisfy the Internal Revenue Code's distribution requirements. Debt securities acquired by the Fund also may be subject to the market discount rules.

  Distributions of net investment income and realized net short-term capital gains of the Fund are taxable to shareholders of the Fund as ordinary income, whether such distributions are taken in cash or reinvested in additional shares. Distributions of net capital gains (that is, the excess of capital gains from the sale of assets held for more than 12 months over net short-term capital losses), if any, are taxable as capital gains regardless of whether the shareholder received such distribution in additional shares or in cash or of how long shares of the Fund have been held. The maximum capital gains rate for individuals is 20%. The maximum capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income. Distributions and dividends paid by the Fund generally will not be eligible for the dividends-received deduction for corporate shareholders. Tax-exempt shareholders generally will not be required to pay taxes on amounts distributed to them.

  Special rules will apply to futures contracts and options thereon in which the Fund invests. See "Description of the Fund, Its Investments and Risks." These investments will generally constitute "Section 1256 contracts" and will be required to be "marked to market" for federal income tax purposes at the end of the Fund's taxable year; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized on such "deemed sales" and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss.

  The Fund is subject to a nondeductible 4% excise tax if it does not distribute 98% of its ordinary income on a calendar year basis and 98% of its capital gains on an October 31 year-end basis. The Fund intends to distribute its income and capital gains in the manner necessary to avoid imposition of the 4% excise tax. Dividends and distributions generally are taxable to shareholders in the year in which they are received or accrued; however, dividends declared in October, November and December payable to shareholders of record on a specified date in October, November and December and paid in the following January will be treated as having been paid by the Fund and received by shareholders in such prior year. Under this rule, a shareholder may be taxed in one year on dividends or distributions actually received in January of the following year.

  Any gain or loss realized upon a sale or redemption of shares of the Fund by a shareholder who is not a dealer in securities will be treated as capital gain or loss. Any such capital gain or loss will be treated as long-term capital loss if the shares were held for more than 12 months. In the case of an individual, the maximum long-term capital gains rate is 20%. However, any loss realized by a shareholder upon the sale of shares of the Fund held by the shareholder for six months or less will be treated as long-term capital loss to the extent of any capital gains distributions received by the shareholder.

  Any loss realized on a sale, redemption or exchange of shares of the Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period (beginning 30 days before the disposition of shares). Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares.

  Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which the Fund will be subject, since the amount of the Fund's assets to be invested in various countries will vary.

  A shareholder who acquires shares of the Fund and sells or otherwise disposes of such shares within 90 days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of the Fund.

  Any dividends or distributions paid shortly after a purchase by an investor may have the effect of reducing the per share net asset value of the investor's shares by the per share amount of the dividends or distributions. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to federal income taxes. Therefore, prior to purchasing shares of the Fund, the investor should carefully consider the impact of dividends or capital gains distributions which are expected to be or have been announced.

  Dividends and distributions and gains on the sales of Fund shares also may be subject to additional state and local taxes. See "Taxes, Dividends and Distributions" in the Prospectus.

  If any net capital gains are retained by the Fund for investment, requiring federal income taxes to be paid thereon by the Fund, the Fund will elect to treat these capital gains as having been distributed to shareholders. As a result, these amounts will be taxed to shareholders as long-term capital gains, and shareholders will be able to claim their proportionate share of the federal income taxes paid by the Fund on the gains as a credit against their own federal income tax liabilities and will be entitled to increase the adjusted tax basis of their shares in the Fund by the difference between their pro rata share of such gains and their tax credit.

  Under federal income tax law, the Fund will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of shares of the Fund, except in the case of certain exempt shareholders. Further, all such distributions and proceeds from the redemption or exchange of shares may be subject to withholding of federal income tax at the rate of 31% in the case of nonexempt shareholders who fail to furnish the Company with their taxpayer identification numbers on IRS Form W-9 and with required certifications regarding their status under the federal income tax law. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Investors may wish to consult their tax advisers about the applicability of the backup withholding provisions.

  Dividends of net investment income and distributions of net short-term capital gains paid to a shareholder (including a shareholder acting as a nominee or fiduciary) who is a nonresident alien individual, a foreign corporation or a foreign partnership (foreign shareholder) are subject to a 30% (or lower treaty rate) withholding tax upon the gross amount of the dividends unless the dividends are effectively connected with a U.S. trade or business conducted by the foreign shareholder. Capital gain dividends paid to a foreign shareholder are generally not subject to withholding tax. A foreign shareholder will, however, be required to pay U.S. income tax on any dividends and capital gain distributions which are effectively connected with a U.S. trade or business of the foreign shareholder.

  Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which the Fund will be subject, since the amount of the Fund's assets to be invested in various countries will vary.

  Distributions of net investment income and net capital gains will be taxable as described below, whether made in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of the Fund on the distribution date. All distributions of taxable net investment income and net capital gains, whether received in shares or cash, must be reported by each shareholder on his or her federal income tax return.

                            PERFORMANCE INFORMATION

  AVERAGE ANNUAL TOTAL RETURN. The Fund may from time to time advertise its average annual total return. Average annual total return is determined separately for Class A, Class B, Class C and Class Z shares. See "Evaluating Performance" in the Prospectus.

  Average annual total return is computed according to the following formula:

                        P(1+T)/to the power of n/ = ERV

Where: P = a hypothetical initial payment of $1,000.
       T = average annual total return.
       n = number of years.
       ERV = Ending Redeemable Value at the end of the 1, 5 or 10 year periods
             (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods.

  Average annual return assumes reinvestment of all dividends and distributions and takes into account any applicable initial or contingent deferred sales charges but does not take into account any federal or state income taxes that may be payable upon redemption.

  Below are the average annual total returns for the Fund's share classes for the periods ended December 31, 1998.

                                            1      5     10     SINCE   INCEPTION
                                           YEAR  YEARS  YEARS INCEPTION   DATE
                                           ----  -----  ----- --------- ---------
Class A................................... 3.34% 5.19%   N/A    7.03%*    9-1-89
Class B................................... 3.03% 5.17%   N/A    5.38%    12-9-92
Class C................................... 3.97%  N/A    N/A    5.92%     8-1-94
Class Z................................... 6.92%  N/A    N/A    7.13%   12-16-96

--------

* Figures include expense subsidies and management fee waiver. Average annual total return for the since inception period ended December 31, 1998 before expense subsidies and management fee waiver is 6.76%.

  AGGREGATE TOTAL RETURN. The Fund may also advertise its aggregate total return. Aggregate total return is determined separately for Class A, Class B, Class C and Class Z shares. See "Evaluating Performance" in the Prospectus.

  Aggregate total return represents the cumulative change in the value of an investment in the Fund and is computed by the following formula:

                                    ERV - P
                                    -------
                                       P

  Where: P = a hypothetical initial payment of $1,000.
         ERV = Ending Redeemable Value at the end of the 1, 5, or 10 year periods (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods.

  Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges.

  Below are the aggregate total returns for the Fund's share classes for the periods ended December 31, 1998.

                                           1      5     10     SINCE   INCEPTION
                                          YEAR  YEARS  YEARS INCEPTION   DATE
                                          ----  -----  ----- --------- ---------
Class A.................................. 6.81% 33.08%  N/A    94.90%*   9-1-89
Class B.................................. 6.03% 28.68%  N/A    37.38%   12-9-92
Class C.................................. 6.03%   N/A   N/A    30.19%    8-1-94
Class Z.................................. 6.92%   N/A   N/A    15.09%  12-16-96

* Figures include expense subsidies and management fee waiver. Aggregate total return for the since inception period ended December 31, 1998 before expense subsidies and management fee waiver is 90.29%.

  YIELD. The Fund may from time to time advertise its yield as calculated over a 30-day period. Yield is calculated separately for Class A, Class B, Class C and Class Z shares. This yield will be computed by dividing the Fund's net investment income per share earned during this 30-day period by the maximum offering price per share on the last day of this period. Yield is calculated according to the following formula:

                                a - b
                    YIELD = 2[(------- +1)/to the 6th power/ -1]
                                  cd

  Where: a = dividends and interest earned during the period.
         b = expenses accrued for the period (net of reimbursements).
         c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
         d = the maximum offering price per share on the last day of the period.

  Yield fluctuates and an annualized yield quotation is not a representation by the Fund as to what an investment in the Fund will actually yield for any given period.

  The yields for the 30-day period ended December 31, 1998 for the Portfolio's Class A, Class B, Class C and Class Z shares were 5.36%, 4.88%, 4.84% and 5.63%, respectively.

  The Fund also may include comparative performance information in advertising or marketing the Fund's shares. Such performance information may include data from Lipper, Inc., Morningstar Publications, Inc., other industry publications, business periodicals and market indices. Set forth below is a chart which compares the performance of different types of investments over the long-term and the rate of inflation./1/

                           [BAR GRAPH APPEARS HERE]

                     Performance Comparison of Different
                           Types of Investments Over
                                 The Long Term
                             (12/31/25 - 12/31/98)

                Common Stocks                   11.2%

                Long-Term Gov't. Bonds           5.3%

                Inflation                        3.1%


  /1/Source: Ibbotson Associates. Used with permission. All rights reserved. Common stock returns are based on the Standard & Poor's 500 Stock Index, a market-weighted, unmanaged index of 500 common stocks in a variety of industry sectors. It is a commonly used indicator of broad stock price movements. This chart is for illustrative purposes only, and is not intended to represent the performance of any particular investment or fund. Investors cannot invest directly in an index. Past performance is not a guarantee of future results.

Commentary on Presentation of Portfolio of Investments:

The Portfolio of Investments, following hereto, is presented in a "laddered" maturity structure. The Income Portfolio invests in investment grade corporate debt securities and in obligations of the U.S. Government, its agencies and instrumentalities with maturities of six years or less. These securities are categorized within six annual maturity+ categories.
--------------------------------------------------------------------------------

Portfolio of Investments as of     PRUDENTIAL STRUCTURED MATURITY FUND, INC.
December 31, 1998                  INCOME PORTFOLIO
--------------------------------------------------------------------------------

Moody's       Principal
Rating**      Amount
(Unaudited)   (000)        Description                            Value (Note 1)
--------------------------------------------------------------------------------
5-6 YEARS--15.4%
Baa1          $   2,500    PaineWebber Group, Inc.,
                           7.015%, 2/10/04                         $   2,620,350
Baa3              2,500    Saks, Inc.,
                           7.25%, 12/1/04                              2,508,875
Aaa              13,450    United States Treasury
                           Notes,
                           7.25%, 5/15/04                             15,074,491
                                                                   -------------
                                                                      20,203,716
--------------------------------------------------------------------------------
4-5 YEARS--17.3%
Baa1              2,500    Cendant Corp.,
                           7.75%, 12/1/03                              2,526,675
Ba3               1,000    Contifinancial Corp.,
                           8.375%, 8/15/03                               700,000
Ba2                 550    Fred Meyer, Inc.,
                           7.15%, 3/1/03                                 572,209
A2                2,500    General Motors Acceptance
                           Corp.,
                           5.75%, 11/10/03                             2,519,400
Ba1               2,000    ITT Corp.,
                           6.75%, 11/15/03                             1,841,660
A2                3,000    Mellon Financial Co.,
                           5.75%, 11/15/03                             3,020,790
Aa3               3,000    Merrill Lynch & Co., Inc.,
                           6.00%, 2/12/03                              3,045,000
Baa3              2,000    Niagara Mohawk Power
                           Corp.,
                           7.375%, 8/1/03                              2,113,820
Ba1               1,000    R & B Falcon Corp.,
                           6.50%, 4/15/03                                908,320
Ba1               2,300    Seagull Energy Corp.,
                           7.875%, 8/1/03                              2,334,500
AAA*              3,000    Toyota Motor Credit Corp.,
                           5.625%, 11/13/03                            3,022,950
                                                                   -------------
                                                                      22,605,324
--------------------------------------------------------------------------------

3-4 YEARS--14.5%
Baa2          $   3,820    MCI Communications Corp.,
                           6.125%, 4/15/02                             3,878,140
                           United States Treasury
                           Notes,
Aaa               7,500    6.25%, 6/30/02                              7,872,675
Aaa               7,000    5.75%, 11/30/02                             7,257,040
                                                                   -------------
                                                                      19,007,855
--------------------------------------------------------------------------------
2-3 YEARS--17.4%
Baa3              3,000    A T & T Capital Corp.,
                           Medium Term Note,
                           6.25%, 5/15/01                              2,959,170
Baa3              5,000    Capital One Bank,
                           7.08%, 10/30/01                             5,027,850
Baa3              1,000    Continental Cablevision,
                           Inc.,
                           8.50%, 9/15/01                              1,060,760
Baa2              5,000    First Industrial L. P.,
                           6.50%, 4/5/01                               4,924,850
Baa2              4,000    Mallinckrodt, Inc.,
                           6.30%, 3/15/01++                            3,938,250
Ba1               5,000    United States Filter
                           Corp.,
                           6.375%, 5/15/11, putable
                           in May 2001                                 4,946,400
                                                                   -------------
                                                                      22,857,280
--------------------------------------------------------------------------------
1-2 YEARS--17.6%
Baa2              5,000    Camden Property Trust,
                           7.23%, 10/30/00                             5,012,000
Baa1              3,000    Comdisco, Inc., Medium
                           Term Note,
                           6.32%, 11/27/00                             3,013,980
A3                4,500    ERP Operating L.P.,
                           6.15%, 9/15/00                              4,470,300

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-51

Portfolio of Investments as of     PRUDENTIAL STRUCTURED MATURITY FUND, INC.
December 31, 1998                  INCOME PORTFOLIO
--------------------------------------------------------------------------------

Moody's       Principal
Rating**      Amount
(Unaudited)   (000)        Description                            Value (Note 1)
-------------------------------------------------------------------------------
1-2 YEARS--(cont'd.)
Baa2          $  4,000    Gables Realty L.P.,
                          6.55%, 10/1/00                          $   4,003,360
Baa1             2,500    Ryder System Inc., Medium
                          Term Note,
                          7.51%, 3/24/00                              2,563,400
Baa2             4,000    Safeway, Inc.,
                          5.75%, 11/15/00                             4,008,000
                                                                  -------------
                                                                     23,071,040
-------------------------------------------------------------------------------
WITHIN 1 YEAR--15.0%
B2               7,000    Advanta Corp.,
                          7.25%, 8/16/99                              6,944,350
Baa1             3,000    Crane Co.,
                          7.25%, 6/15/99                              3,026,910
Baa2             1,000    Federal Express Corp.,
                          10.05%, 6/15/99                             1,020,180
Baa3             3,000    TCI Communications, Inc.,
                          6.375%, 9/15/99                             3,021,090
                 5,615    Joint Repurchase Agreement
                          Account (Note 5)
                          4.69%, 1/4/99                               5,615,000
                                                                  -------------
                                                                     19,627,530
-------------------------------------------------------------------------------
Total Investments--97.2%
                          (cost $127,749,253; Note 4)               127,372,745
                          Other assets in excess of
                          liabilities--2.8%                           3,655,439
                                                                  -------------
                          Net Assets--100%                        $ 131,028,184
                                                                  =============

---------------
 * Standard & Poor's Rating.
** The Fund's current Prospectus contains a description of Moody's and Standard
   & Poor's rating.
 + Average life is defined as the weighted average time to the return of a dollar of principal and is commonly used as the measure of investment life for pass-through securities such as asset-backed and mortgage-backed securities.
++ Mandatory put/call in March 2001.
L.P. Limited Partnership.

--------------------------------------------------------------------------------


The industry classification of portfolio holdings and other net assets shown as a percentage of net assets as of December 31, 1998 were as follows:

U.S. Government Securities............................   23.0%
Financial Services....................................   21.3
Industrial Services...................................   21.2
Consumer Finance......................................    9.5
Telecommunications....................................    6.0
Repurchase Agreement..................................    4.3
Banking...............................................    3.8
Utilities.............................................    3.4
Transportation........................................    2.0
Retail................................................    1.9
Consumer Services.....................................    0.8
Other assets in excess of liabilities.................    2.8
                                                        -----
                                                        100.0%
                                                        =====

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-52

                                       PRUDENTIAL STRUCTURED MATURITY FUND, INC.
Statement of Assets and Liabilities    INCOME PORTFOLIO
--------------------------------------------------------------------------------

Assets                                                                                                      December 31, 1998
                                                                                                            -----------------
Investments, at value (cost $127,749,253)...............................................................        $ 127,372,745
Cash....................................................................................................               39,996
Receivable for Fund shares sold.........................................................................            2,556,640
Interest receivable.....................................................................................            1,518,353
Other assets............................................................................................                3,207
                                                                                                              ---------------
   Total assets.........................................................................................          131,490,941
                                                                                                              ---------------
Liabilities
Accrued expenses........................................................................................              198,824
Payable for Fund shares reacquired......................................................................              163,339
Management fee payable..................................................................................               44,007
Distribution fee payable................................................................................               35,291
Dividends payable.......................................................................................               21,296
                                                                                                              ---------------
   Total liabilities....................................................................................              462,757
                                                                                                              ---------------
Net Assets..............................................................................................        $ 131,028,184
                                                                                                              ===============
Net assets were comprised of:
   Common stock, at par.................................................................................        $     114,775
   Paid-in capital in excess of par.....................................................................          139,501,371
                                                                                                              ---------------
                                                                                                                  139,616,146
   Accumulated net realized loss on investments.........................................................           (8,211,454)
   Net unrealized depreciation on investments...........................................................             (376,508)
                                                                                                              ---------------
Net assets at December 31, 1998.........................................................................        $ 131,028,184
                                                                                                              ===============
Class A:
   Net asset value and redemption price per share
      ($85,213,489 / 7,463,503 shares of common stock issued and outstanding)...........................               $11.42
   Maximum sales charge (3.25% of offering price).......................................................                  .38
                                                                                                                       ------
   Maximum offering price to public.....................................................................               $11.80
                                                                                                                       ======
Class B:
   Net asset value, offering price and redemption price per share
      ($39,693,642 / 3,477,798 shares of common stock issued and outstanding)...........................               $11.41
                                                                                                                       ======
Class C:
   Net asset value and redemption price per share
      ($1,506,895 / 132,028 shares of common stock issued and outstanding)..............................               $11.41
   Sales charge (1% of offering price)..................................................................                  .11
                                                                                                                       ------
   Offering price to public.............................................................................               $11.52
                                                                                                                       ======
Class Z:
   Net asset value, offering price and redemption price per share
      ($4,614,158 / 404,142 shares of common stock issued and outstanding)..............................               $11.42
                                                                                                                       ======

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-53

PRUDENTIAL STRUCTURED MATURITY FUND, INC.
INCOME PORTFOLIO
Statement of Operations
------------------------------------------------------------

                                               Year Ended
Net Investment Income                       December 31, 1998
                                            -----------------
Income
   Interest..............................       $9,074,661
                                                ----------
Expenses
   Management fee........................          533,582
   Distribution fee--Class A.............           73,382
   Distribution fee--Class B.............          426,851
   Distribution fee--Class C.............           10,132
   Transfer agent's fees and expenses....          190,000
   Custodian's fees and expenses.........           75,000
   Registration fees.....................           50,000
   Reports to shareholders...............           25,000
   Audit fee and expenses................           25,000
   Directors' fees and expenses..........           21,000
   Legal fees and expenses...............           16,000
   Miscellaneous.........................           10,652
                                                ----------
      Total expenses.....................        1,456,599
                                                ----------
Net investment income....................        7,618,062
                                                ----------
Realized and Unrealized Gain
on Investments
Net realized gain on investment
   transactions..........................          353,315
Net change in unrealized depreciation of
   investments...........................          411,669
                                                ----------
Net gain on investments..................          764,984
                                                ----------
Net Increase in Net Assets
Resulting from Operations................       $8,383,046
                                                ==========


PRUDENTIAL STRUCTURED MATURITY FUND, INC.
INCOME PORTFOLIO
Statement of Changes in Net Assets
--------------------------------------------------------------------

                                        Year Ended December 31,
Increase (Decrease)                ---------------------------------
in Net Assets                           1998                1997
                                   --------------      -------------
Operations
   Net investment income........    $  7,618,062        $  9,514,345
   Net realized gain on
      investment transactions...         353,315           2,023,447
   Net change in unrealized
      appreciation
      (depreciation) on
      investments...............         411,669          (1,892,170)
                                    ------------        ------------
   Net increase in net assets
      resulting from
      operations................       8,383,046           9,645,622
                                    ------------        ------------
Dividends (Note 1)
   Dividends from net investment
      income
      Class A...................      (4,389,692)         (4,623,453)
      Class B...................      (3,050,724)         (4,791,826)
      Class C...................         (72,180)            (78,062)
      Class Z...................        (105,466)            (21,004)
                                    ------------        ------------
                                      (7,618,062)         (9,514,345)
                                    ------------        ------------
   Dividends in excess of net
      investment income
      Class A...................              --            (114,961)
      Class B...................              --            (124,751)
      Class C...................              --              (2,340)
      Class Z...................              --              (1,592)
                                    ------------        ------------
                                              --            (243,644)
                                    ------------        ------------
Fund share transactions
   (Net of share conversions)
    (Note 6)
   Net proceeds from shares
      subscribed................      39,833,378          13,181,656
   Net asset value of shares
      issued to shareholders in
      reinvestment of dividends
      and distributions.........       5,214,748           6,601,473
   Cost of shares reacquired....     (53,344,205)        (54,029,826)
                                    ------------        ------------
   Net decrease in net assets
      from
      Fund share transactions...      (8,296,079)        (34,246,697)
                                    ------------        ------------
Total decrease..................      (7,531,095)        (34,359,064)
Net Assets
Beginning of year...............     138,559,279         172,918,343
                                    ------------        ------------
End of year.....................    $131,028,184        $138,559,279
                                    ============        ============

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-54

                                       PRUDENTIAL STRUCTURED MATURITY FUND, INC.
Notes to Financial Statements          INCOME PORTFOLIO
--------------------------------------------------------------------------------

Prudential Structured Maturity Fund, Inc. (the "Fund"), is registered under the Investment Company Act of 1940, as a diversified, open-end management investment company. The Fund consists of two portfolios--the Income Portfolio (the "Portfolio") and the Municipal Income Portfolio. The Municipal Income Portfolio has not yet begun operations. The Portfolio's investment objective is high current income consistent with the preservation of principal. The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by economic developments in a specific industry or region.

--------------------------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements.

Securities Valuation: The Board of Directors has authorized the use of an independent pricing service to determine valuations of U.S. Government and corporate obligations. The pricing service considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at securities valuations. When market quotations are not readily available, a security is valued by appraisal at its fair value as determined in good faith under procedures established under the general supervision and responsibility of the Board of Directors.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

In connection with transactions in repurchase agreements, the Portfolio's custodian or designated subcustodians, as the case may be under triparty repurchase agreements, takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Federal Income Taxes: It is the Portfolio's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Dividends and Distributions: The Portfolio declares daily and pays monthly dividends from net investment income. Distributions from net capital gains, if any, are made at least annually. Dividends and distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountants, Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to decrease paid-in capital and decrease accumulated net realized loss by $546 due to the sale of securities purchased with market discount. Net investment income, net realized gains and net assets were not affected by this change.

--------------------------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Investments Fund Management LLC ("PIFM"). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ("PIC"); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the compensation of officers and employees of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .40 of 1% of the average daily net assets of the Portfolio.

--------------------------------------------------------------------------------
                                     B-55

                                      PRUDENTIAL STRUCTURED MATURITY FUND, INC.
Notes to Financial Statements         INCOME PORTFOLIO
--------------------------------------------------------------------------------

The Fund had a distribution agreement with Prudential Securities Incorporated ("PSI"), which acted as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund through May 31, 1998. Prudential Investment Management Services LLC ("PIMS") became the distributor of the Fund effective June 1, 1998 and is serving the Fund under the same terms and conditions as under the arrangement with PSI. The Fund compensated PSI and PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution, (the "Class A, B and C Plans"), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees were paid to PSI or PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensated PSI and PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .10 of 1%, .75 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively for the year ended December 31, 1998. Effective January 1, 1999, the annual rate for Class A shares was increased to .25 of 1%.

PSI and PIMS have advised the Portfolio that they have received approximately $25,800 in front-end sales charges resulting from sales of Class A shares and after November 2, 1998, Class C shares for the year ended December 31, 1998. From these fees, PSI and PIMS paid such sales charges to Pruco Securities Corporation, an affiliated broker-dealer, which in turn paid commissions to salespersons and incurred other distribution costs.

PSI and PIMS have advised the Portfolio that for the year ended December 31, 1998, they received approximately $45,400 and $300 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

PSI, PIFM, PIMS and PIC are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America.

The Fund, along with other affiliated registered investment companies (the "Funds"), has a credit agreement (the "Agreement") with an unaffiliated lender. The maximum commitment under the Agreement is $200,000,000. Interest on any such borrowings outstanding will be at market rates. The purpose of the Agreement is to serve an alternative source of funding for capital share redemptions. The Fund has not borrowed any amounts pursuant to the Agreement during the year ended December 31, 1998. The Funds pay a commitment fee at an annual rate of
 .055 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro-rata basis by the Funds. The Agreement expired on December 29, 1998 and has been extended through February 28, 1999 under the same terms.

--------------------------------------------------------------------------------
Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC ("PMFS"), a wholly owned subsidiary of PIFM, serves as the Portfolio's transfer agent. During the year ended December 31, 1998, the Portfolio incurred fees of approximately $186,000 for the services of PMFS. As of December 31, 1998, approximately $14,400 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to nonaffiliates.

--------------------------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of portfolio securities, excluding short-term investments, for the year ended December 31, 1998 were $376,201,387 and $383,597,026, respectively.

The cost of investments for federal income tax purposes at December 31, 1998 was $127,763,034 and accordingly, net unrealized depreciation for federal income tax purposes was $390,289 (gross unrealized appreciation--$717,137; gross unrealized depreciation--$1,107,426).

For federal income tax purposes, the Portfolio had a capital loss carryforward as of December 31, 1998 of approximately $8,231,000, of which $5,082,000 expires in 2002 and $3,149,000 expires in 2004. Such carryforward is after utilization of approximately $309,000 to offset the Portfolio's net taxable gains recognized in the year ended December 31, 1998. Accordingly, no capital gain distributions are expected to be paid to shareholders until net gains have been realized in excess of such carryforward.

--------------------------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account

The Portfolio, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of December 31, 1998, the Portfolio has a .816% undivided interest in the joint account. The undivided interest for the Portfolio represents $5,615,000 in the principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefor were as follows:

--------------------------------------------------------------------------------
                                     B-56

                                      PRUDENTIAL STRUCTURED MATURITY FUND, INC.
Notes to Financial Statements         INCOME PORTFOLIO
--------------------------------------------------------------------------------

Bear Stearns & Co., Inc., 4.75%, in the principal amount of $165,000,000, repurchase price $165,087,083, due 1/4/99. The value of the collateral including accrued interest was $169,478,699.

Deutsche Bank Securities Inc., 4.80%, in the principal amount of $100,000,000, repurchase price $100,053,333, due 1/4/99. The value of the collateral including accrued interest was $102,001,052.

Goldman Sachs & Co., 4.25%, in the principal amount of $93,088,000, repurchase price $93,131,958, due 1/4/99. The value of the collateral including accrued interest was $94,950,662.

Morgan (J.P.) Securities Inc., 4.75%, in the principal amount of $165,000,000, repurchase price $165,087,083, due 1/4/99. The value of the collateral including accrued interest was $168,300,696.

Warburg Dillon Read LLC, 4.75%, in the principal amount of $165,000,000, repurchase price $165,087,083, due 1/4/99. The value of the collateral including accrued interest was $168,529,699.

--------------------------------------------------------------------------------
Note 6. Capital

The Portfolio offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 3.25%. Class B shares are sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Prior to November 2, 1998, Class C shares were sold with a contingent deferred sale charge of 1% during the first year. Effective November 2, 1998, Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately five years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

There are 250 million authorized shares of $.01 par value common stock, divided into four classes, designated Class A, Class B, Class C and Class Z common stock, each of which consists of 62,500,000 authorized shares. Transactions in shares of common stock were as follows:

Class A                                   Shares        Amount
-------                                 ----------   ------------
Year ended December 31, 1998:
Shares sold...........................   1,187,754   $ 13,587,731
Shares issued in reinvestment of
  dividends...........................     268,042      3,061,266
Shares reacquired.....................  (1,573,390)   (17,967,851)
                                        ----------   ------------
Net decrease in shares outstanding
  before conversion...................    (117,594)    (1,318,854)
Shares issued upon conversion from
  Class B.............................   1,817,276     20,807,459
                                        ----------   ------------
Net increase in shares outstanding....   1,699,682   $ 19,488,605
                                        ==========   ============
Year ended December 31, 1997:
Shares sold...........................     516,648   $  5,870,704
Shares issued in reinvestment of
  dividends...........................     285,589      3,247,978
Shares reacquired.....................  (2,158,614)   (24,539,475)
                                        ----------   ------------
Net decrease in shares outstanding
  before conversion...................  (1,356,377)   (15,420,793)
Shares issued upon conversion from
  Class B.............................     340,959      3,874,591
                                        ----------   ------------
Net decrease in shares outstanding....  (1,015,418)  $(11,546,202)
                                        ==========   ============

Class B
-------
Year ended December 31, 1998:
Shares sold...........................     866,989   $  9,909,284
Shares issued in reinvestment of
  dividends...........................     174,565      1,992,901
Shares reacquired.....................  (2,005,389)   (22,904,458)
                                        ----------   ------------
Net decrease in shares outstanding
  before conversion...................    (963,835)   (11,002,273)
Shares reacquired upon conversion into
  Class A.............................  (1,818,128)   (20,807,459)
                                        ----------   ------------
Net decrease in shares outstanding....  (2,781,963)  $(31,809,732)
                                        ==========   ============
Year ended December 31, 1997:
Shares sold...........................     503,206   $  5,716,542
Shares issued in reinvestment of
  dividends...........................     286,879      3,260,990
Shares reacquired.....................  (2,508,326)   (28,509,261)
                                        ----------   ------------
Net decrease in shares outstanding
  before conversion...................  (1,718,241)   (19,531,729)
Shares reacquired upon conversion into
  Class A.............................    (340,959)    (3,874,591)
                                        ----------   ------------
Net decrease in shares outstanding....  (2,059,200)  $(23,406,320)
                                        ==========   ============

Class C
-------
Year ended December 31, 1998:
Shares sold...........................      55,465   $    633,410
Shares issued in reinvestment of
  dividends...........................       5,916         67,555
Shares reacquired.....................     (45,186)      (515,505)
                                        ----------   ------------
Net increase in shares outstanding....      16,195   $    185,460
                                        ==========   ============
Year ended December 31, 1997:
Shares sold...........................      34,321   $    390,314
Shares issued in reinvestment of
  dividends...........................       6,203         70,513
Shares reacquired.....................     (47,631)      (540,812)
                                        ----------   ------------
Net decrease in shares outstanding....      (7,107)  $    (79,985)
                                        ==========   ============

--------------------------------------------------------------------------------
                                     B-57

                                      PRUDENTIAL STRUCTURED MATURITY FUND, INC.
Notes to Financial Statements         INCOME PORTFOLIO
--------------------------------------------------------------------------------

Class Z                                   Shares         Amount
-------                                 ----------   ------------
Year ended December 31, 1998:
Shares sold...........................   1,369,668   $ 15,702,953
Shares issued in reinvestment of
  dividends...........................       8,140         93,026
Shares reacquired.....................  (1,042,730)   (11,956,391)
                                        ----------   ------------
Net increase in shares outstanding....     335,078   $  3,839,588
                                        ==========   ============

Year ended December 31, 1997:
Shares sold...........................     105,897   $  1,204,096
Shares issued in reinvestment of
  dividends...........................       1,931         21,992
Shares reacquired.....................     (38,782)      (440,278)
                                        ----------   ------------
Net increase in shares outstanding....      69,046   $    785,810
                                        ==========   ============

--------------------------------------------------------------------------------
                                     B-58

                                      PRUDENTIAL STRUCTURED MATURITY FUND, INC.
Financial Highlights                  INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                                                    Class A
                                            --------------------------------------------------------
                                                            Year Ended December 31,
                                            --------------------------------------------------------
                                             1998        1997        1996        1995         1994
                                            -------     -------     -------     -------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year......    $ 11.35     $ 11.36     $ 11.63     $ 10.97     $  11.78
                                            -------     -------     -------     -------     --------
Income from investment operations:
Net investment income...................        .68         .74         .73         .73          .65
Net realized and unrealized gain (loss)
   on investment transactions...........        .07         .01        (.25)        .66         (.80)
                                            -------     -------     -------     -------     --------
   Total from investment operations.....        .75         .75         .48        1.39         (.15)
                                            -------     -------     -------     -------     --------
Less distributions:
Dividends from net investment income....       (.68)       (.74)       (.73)       (.73)        (.65)
Dividends in excess of net investment
   income...............................         --        (.02)       (.02)         --         (.01)
Distributions from net realized gains...         --          --          --          --           --
                                            -------     -------     -------     -------     --------
   Total distributions..................       (.68)       (.76)       (.75)       (.73)        (.66)
                                            -------     -------     -------     -------     --------
Net asset value, end of year............    $ 11.42     $ 11.35     $ 11.36     $ 11.63     $  10.97
                                            =======     =======     =======     =======     ========

TOTAL RETURN(a):........................       6.81%       6.81%       4.32%      13.12%       (1.16)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)...........    $85,213     $65,431     $77,031     $88,982     $ 91,680
Average net assets (000)................    $73,382     $70,899     $81,745     $89,500     $106,737
Ratios to average net assets:
   Expenses, including distribution
      fees..............................        .81%        .94%        .86%        .82%         .94%
   Expenses, excluding distribution
      fees..............................        .71%        .84%        .76%        .72%         .84%
   Net investment income................       5.98%       6.51%       6.38%       6.57%        5.88%
For Class A, B, C and Z shares:
   Portfolio turnover...................        301%        180%        170%        160%         123%

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-59

                                      PRUDENTIAL STRUCTURED MATURITY FUND, INC.
Financial Highlights                  INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                                                     Class B
                                            ----------------------------------------------------------
                                                             Year Ended December 31,
                                            ----------------------------------------------------------
                                             1998        1997         1996         1995         1994
                                            -------     -------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year......    $ 11.35     $ 11.36     $  11.63     $  10.97     $  11.78
                                            -------     -------     --------     --------     --------
Income from investment operations:
Net investment income...................        .61         .67          .65          .66          .58
Net realized and unrealized gain (loss)
   on investment transactions...........        .06         .01         (.25)         .66         (.80)
                                            -------     -------     --------     --------     --------
   Total from investment operations.....        .67         .68          .40         1.32         (.22)
                                            -------     -------     --------     --------     --------
Less distributions:
Dividends from net investment income....       (.61)       (.67)        (.65)        (.66)        (.58)
Dividends in excess of net investment
   income...............................         --        (.02)        (.02)          --         (.01)
Distributions from net realized gains...         --          --           --           --           --
                                            -------     -------     --------     --------     --------
   Total distributions..................       (.61)       (.69)        (.67)        (.66)        (.59)
                                            -------     -------     --------     --------     --------
Net asset value, end of year............    $ 11.41     $ 11.35     $  11.36     $  11.63     $  10.97
                                            =======     =======     ========     ========     ========
TOTAL RETURN(a):........................       6.03%       6.13%        3.64%       12.40%       (1.83)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)...........    $39,694     $71,030      $94,490     $120,188     $130,258
Average net assets (000)................    $56,913     $81,673     $106,224     $125,230     $134,985
Ratios to average net assets:
   Expenses, including distribution
      fees..............................       1.46%       1.59%        1.51%        1.47%        1.66%
   Expenses, excluding distribution
      fees..............................        .71%        .84%         .76%         .72%         .84%
   Net investment income................       5.36%       5.87%        5.73%        5.92%        5.17%

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-60

                                      PRUDENTIAL STRUCTURED MATURITY FUND, INC.
Financial Highlights                  INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                                                    Class C                                   Class Z
                                            --------------------------------------------------------     -----------------
                                                                                         August 1,
                                                                                          1994(c)           Year Ended
                                                    Year Ended December 31,               Through          December 31,
                                            ---------------------------------------     December 31,     -----------------
                                             1998       1997       1996       1995          1994          1998       1997
                                            ------     ------     ------     ------     ------------     ------     ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period....    $11.35     $11.36     $11.63     $10.97        $11.30        $11.35     $11.37
                                            ------     ------     ------     ------         -----        ------     ------
Income from investment operations:
Net investment income...................       .61        .67        .65        .66           .23           .69        .77
Net realized and unrealized gain (loss)
   on investment transactions...........       .06        .01       (.25)       .66          (.32)          .07        .02
                                            ------     ------     ------     ------         -----        ------     ------
   Total from investment operations.....       .67        .68        .40       1.32          (.09)          .76        .79
                                            ------     ------     ------     ------         -----        ------     ------
Less distributions:
Dividends from net investment income....      (.61)      (.67)      (.65)      (.66)         (.23)         (.69)      (.77)
Dividends in excess of net investment
   income...............................      --         (.02)      (.02)      --            (.01)         --         (.04)
                                            ------     ------     ------     ------         -----        ------     ------
   Total distributions..................      (.61)      (.69)      (.67)      (.66)         (.24)         (.69)      (.81)
                                            ------     ------     ------     ------         -----        ------     ------
Net asset value, end of period..........    $11.41     $11.35     $11.36     $11.63        $10.97        $11.42     $11.35
                                            ======     ======     ======     ======         =====        ======     ======
TOTAL RETURN(a):........................      6.03%      6.13%      3.64%     12.40%        (0.68)%        6.92%      7.01%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).........    $1,507     $1,314     $1,396     $1,050        $  371        $4,614     $  784
Average net assets (000)................    $1,351     $1,329     $1,270     $  667        $  192        $1,748     $  313
Ratios to average net assets:
   Expenses, including distribution
      fees..............................      1.46%      1.59%      1.51%      1.47%         1.90%(b)       .71%       .84%
   Expenses, excluding distribution
      fees..............................       .71%       .84%       .76%       .72%         1.15%(b)       .71%       .84%
   Net investment income................      5.36%      5.87%      5.73%      5.92%         5.30%(b)      6.03%      6.71%

                                            Class Z
                                          ------------
                                          December 16,
                                            1996(d)
                                            Through
                                          December 31,
                                              1996
                                          ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period....     $11.41
                                              -----
Income from investment operations:
Net investment income...................        .09
Net realized and unrealized gain (loss)
   on investment transactions...........       (.02)
                                              -----
   Total from investment operations.....        .07
                                              -----
Less distributions:
Dividends from net investment income....       (.09)
Dividends in excess of net investment
   income...............................       (.02)
                                              -----
   Total distributions..................       (.11)
                                              -----
Net asset value, end of period..........     $11.37
                                              =====
TOTAL RETURN(a):........................        .59%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).........     $  200(e)
Average net assets (000)................     $  200(e)
Ratios to average net assets:
   Expenses, including distribution
      fees..............................        .76%(b)
   Expenses, excluding distribution
      fees..............................        .76%(b)
   Net investment income................       6.48%(b)

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.
(b) Annualized.
(c) Commencement of offering of Class C shares.
(d) Commencement of offering of Class Z shares.
(e) Figures are actual and are not rounded to the nearest thousand.

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-61

                                      PRUDENTIAL STRUCTURED MATURITY FUND, INC.
Report of Independent Accountants     INCOME PORTFOLIO
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of Prudential Structured Maturity Fund, Inc., Income Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Structured Maturity Fund, Inc., Income Portfolio (the 'Fund') at December 31, 1998, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. The accompanying financial highlights for each of the three periods in the period ended December 31, 1996 were audited by other independent accountants, whose opinion dated February 14, 1997 was unqualified.


PricewaterhouseCoopers LLP

1177 Avenue of the Americas
New York, New York
February 19, 1999

--------------------------------------------------------------------------------

Federal Income Tax Information (Unaudited)
--------------------------------------------------------------------------------

We are required by the Internal Revenue Code to advise you within 60 days of the Portfolio's fiscal year end (December 31, 1998) as to the federal tax status of dividends paid by the Portfolio during such fiscal year.

During 1998, dividends were paid from net investment income of $.68 per share for Class A shares, $.61 per share for Class B and C shares and $.69 for Class Z shares and are taxable as ordinary income. We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders providing the Mutual Fund meets certain requirements mandated by the respective state's taxing authorities. We are pleased to report that 6.95% of the dividends paid by the Portfolio qualifies for such deduction.

We wish to advise you that the corporate dividends received deduction for the Portfolio is zero. Only funds that invest in U.S. equity securities are entitled to pass-through a corporate dividends received deduction.

For the purpose of preparing your annual federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099-DIV or substitute Form 1099-DIV.

--------------------------------------------------------------------------------

                  APPENDIX I--DESCRIPTION OF SECURITY RATINGS

MOODY'S INVESTORS SERVICE

BOND RATINGS

  Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
  Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.
  A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.
  Baa: Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
  Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
  B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

  Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

SHORT-TERM DEBT RATINGS

  Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

  PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

  .  Leading market positions in well-established industries.
  .  High rates of return on funds employed.
  . Conservative capitalization structure with moderate reliance on debt and ample asset protection.
  . Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
  . Well-established access to a range of financial markets and assured sources of alternate liquidity.

  PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This normally will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD & POOR'S RATINGS GROUP

DEBT RATINGS

  AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.
  AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.
  A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.
  BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
  BB, B, CCC AND CC: Obligations rated BB, B, CCC and CC are regarded as having significant speculative characteristics, BB indicates the least degree of speculation and CC the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

COMMERCIAL PAPER RATINGS

  An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.
  A-1: This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.
  A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

DUFF & PHELPS CREDIT RATING CO.

LONG-TERM, DEBT AND PREFERRED STOCK RATINGS

  AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.
  AA: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.
  A: Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.
  BBB: Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.
  BB: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.
  B: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.
  Duff & Phelps refines each generic rating classification from AA through B with a "+" or a "-".
  CCC: Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable uneconomic/industry conditions, and/or with unfavorable company developments.

SHORT-TERM DEBT RATINGS

  DUFF 1+: Very high certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.
  DUFF 1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.
  DUFF 1-: High certainty of timely payment, Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.
  DUFF 2: Good certainty of timely payment. Liquidity factors and Company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risks favors are small.

                  APPENDIX II--GENERAL INVESTMENT INFORMATION

  The following terms are used in mutual fund investing.

ASSET ALLOCATION

  Asset allocation is a technique for reducing risk, providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

DIVERSIFICATION

  Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.

DURATION

  Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

  Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, i.e., principal and interest rate payments. Duration is expressed as a measure of time in years--the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

MARKET TIMING

  Market timing--buying securities when prices are low and selling them when prices are relatively higher--may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

POWER OF COMPOUNDING

  Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

STANDARD DEVIATION

  Standard deviation is an absolute (non-relative) measure of volatility which, for a mutual fund, depicts how widely the returns varied over a certain period of time. When a fund has a high standard deviation, its range of performance has been very wide, implying greater volatility potential. Standard deviation is only one of several measures of a fund's volatility.

                   APPENDIX III--HISTORICAL PERFORMANCE DATA

  The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.

  This chart shows the long term performance of various asset classes and the rate of inflation.

             EACH INVESTMENT PROVIDES A DIFFERENT OPPORTUNITY

                          HISTORICAL PERFORMANCE DATA

                           [LINE GRAPH APPEARS HERE]

              Value of $1.00 invested on 1/1/26 through 12/31/98

        Small Stocks  -- $5,116.95        Long-Term Bonds -- $44.18
        Common Stocks -- $2,350.89        Treasury Bills  -- $14.94
                                          Inflation       -- $ 9.16


Source: Ibbotson Associates. Used with permission. All rights reserved. This chart is for illustrative purposes only and is not indicative of the past, present, or future performance of any asset class or any Prudential Mutual Fund.

Generally, stock returns are due to capital appreciation and the reinvestment of any gains. Bond returns are due to reinvesting interest. Also, stock prices are usually more volatile than bond prices over the long-term.

Small stock returns for 1926-1980 are those of stocks comprising the 5th quintile of the New York Stock Exchange. Thereafter, returns are those of the Dimensional Fund Advisors (DFA) Small Company Fund. Common stock returns are based on the S&P Composite Index, a market-weighted, unmanaged index of 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.

Long-term government bond returns are measured using a constant one-bond portfolio with a maturity of roughly 20 years. Treasury bill returns are for a one-month bill. Treasuries are guaranteed by the government as to the timely payment of principal and interest; equities are not. Inflation is measured by the consumer price index (CPI).

                                     III-1

  Set forth below is historical performance data relating to various sectors of the fixed-income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield bonds and world government bonds on an annual basis from 1988 through 1998. The total returns of the indices include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of the Fund or of any sector in which the Fund invests.

  All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Risk/Return Summary--Fees and Expenses" in the prospectus. The net effect of the deduction of the operating expenses of a mutual fund on these historical total returns, including the compounded effect over time, could be substantial.

                      HISTORICAL TOTAL RETURNS OF DIFFERENT BOND MARKET SECTORS

  YEAR                   1988  1989  1990  1991  1992  1993  1994  1995  1996  1997  1998
-------------------------------------------------------------------------------------------
  U.S. GOVERNMENT
  TREASURY
  BONDS/1/                7.0%  14.4%  8.5% 15.3%  7.2% 10.7% -3.4% 18.4%  2.7%  9.6% 10.0%
-------------------------------------------------------------------------------------------
  U.S. GOVERNMENT
  MORTGAGE
  SECURITIES/2/           8.7%  15.4% 10.7% 15.7%  7.0%  6.8% -1.6% 16.8%  5.4%  9.5%  7.0%
-------------------------------------------------------------------------------------------
  U.S. INVESTMENT GRADE
  CORPORATE BONDS/3/      9.2%  14.1%  7.1% 18.5%  8.7% 12.2% -3.9% 22.3%  3.3% 10.2%  8.6%
-------------------------------------------------------------------------------------------
  U.S. HIGH YIELD
  BONDS/4/                12.5%  0.8% -9.6% 46.2% 15.8% 17.1% -1.0% 19.2% 11.4% 12.8%  1.6%
-------------------------------------------------------------------------------------------
  WORLD GOVERNMENT
  BONDS/5/                 2.3% -3.4% 15.3% 16.2%  4.8% 15.1%  6.0% 19.6%  4.1% -4.3%  5.3%
-------------------------------------------------------------------------------------------
  DIFFERENCE BETWEEN
  HIGHEST AND LOWEST
  RETURNS PERCENT        10.2% 18.8% 24.9%  30.9% 11.0% 10.3%  9.9%  5.5%  8.7% 17.1%  8.4%

/1/ Lehman Brothers Treasury Bond Index is an unmanaged index made up of over 150 public issues of the U.S. Treasury having maturities of at least one year. /2/ Lehman Brothers Mortgage-Backed Securities Index is an unmanaged index that includes over 600 15- and 30-year fixed-rate mortgage-backed securities of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC).
/3/ Lehman Brothers Corporate Bond Index includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds. All bonds are U.S. dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year.

/4/ Lehman Brothers High Yield Bond Index is an unmanaged index comprising over 750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by S&P or Fitch Investors Service). All bonds in this index have maturities of at least one year. Data retrieved from Lipper, Inc.

/5/ Salomon Smith Barney World Government Index (Non U.S.) includes over 800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including those in Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.

                                     III-2

  The chart below shows the historical volatility of general interest rates as measured by the long U.S. Treasury Bond.

           LONG TERM U.S. TREASURY BOND YIELD IN PERCENT (1926-1998)

                           [LINE GRAPH APPEARS HERE]

--------

Source: Ibbotson Associates. Used with permission. All rights reserved. The chart illustrates the historical yield of the long-term U.S. Treasury Bond from 1926-1998. Yields represent that of an annually renewed one-bond portfolio with a remaining maturity of approximately 20 years. This chart is for illustrative purposes and should not be construed to represent the yields of any Prudential Mutual Fund.

                                     III-3

                APPENDIX IV--INFORMATION RELATING TO PRUDENTIAL

  Set forth below is information relating to The Prudential Insurance Company of America (Prudential) and its subsidiaries as well as information relating to the Prudential Mutual Funds. See "How the Fund is Managed--Manager" in the Prospectus. The data will be used in sales materials relating to the Prudential Mutual Funds. Unless otherwise indicated, the information is as of December 31, 1997 and is subject to change thereafter. All information relies on data provided by The Prudential Investment Corporation (PIC) or from other sources believed by the Manager to be reliable. Such information has not been verified by the Fund.

INFORMATION ABOUT PRUDENTIAL

  The Manager and PIC/1/ are subsidiaries of Prudential, which is one of the largest diversified financial services institutions in the world and, based on total assets, the largest insurance company in North America as of December 31, 1997. Principal products and services include life and health insurance, other healthcare products, property and casualty insurance, securities brokerage asset management, investment advisory services and real estate brokerage. Prudential (together with its subsidiaries) employs more than 79,000 persons worldwide, and maintains a sales force of approximately 10,100 agents and 6,500 domestic and international financial advisors. Prudential is a major issuer of annuities, including variable annuities. Prudential seeks to develop innovative products and services to meet consumer needs in each of its business areas. Prudential uses the rock of Gibraltar as its symbol. The Prudential rock is a recognized brand name throughout the world.

  Insurance. Prudential has been engaged in the insurance business since 1875. It insures or provides financial services to nearly 40 million people worldwide. Long one of the largest issuers of life insurance, Prudential has 25 million life insurance policies in force today with a face value of almost $1 trillion. Prudential has the largest capital base ($12.1 billion) of any life insurance company in the United States. Prudential provides auto insurance for more than 1.5 million cars and insures more than 1.2 million homes.

  Money Management. Prudential is one of the largest pension fund managers in the country, providing pension services to 1 in 3 Fortune 500 firms. It manages $36 billion of individual retirement plan assets, such as 401(k) plans. As of December 31, 1997, Prudential had more than $370 billion in assets under management. Prudential Investments, a business group of Prudential (of which Prudential Mutual Funds is a key part) manages over $211 billion in assets of institutions and individuals. Institutional Investor, July 1998, Prudential was ranked eighth in terms of total assets under management as of December 31, 1997.

  Real Estate. The Prudential Real Estate Affiliates is one of the leading real estate residential and commercial brokerage networks in North America and has more than 37,000 real estate brokers and agents and more than 1,400 offices across the United States./2/

  Healthcare. Over two decades ago, Prudential introduced the first federally-funded, for-profit HMO in the country. Today, approximately 4.9 million Americans receive healthcare from a Prudential managed care membership./3/

  Financial Services. The Prudential Savings Bank (FSB), a wholly-owned subsidiary of the Prudential, has nearly $1 billion in assets and serves nearly 1.5 million customers across 50 states.

INFORMATION ABOUT THE PRUDENTIAL MUTUAL FUNDS

  As of November 30, 1998 Prudential Investments Fund Management was the eighteenth largest mutual fund company in the country, with over 2.5 million shareholders invested in more than 50 mutual fund portfolios and variable annuities with more than 3.7 million shareholder accounts.
--------
/1/PIC serves as the Subadviser to substantially all of the Prudential Mutual
  Funds. Wellington Management Company serves as the subadviser to Global Utility Fund, Inc., Nicholas-Applegate Capital Management as the subadviser to Nicholas-Applegate Fund, Inc., Jennison Associates Capital Corp. as one of the subadvisers to The Prudential Investment Portfolios, Inc. and Mercator Asset Management LP as the subadviser to International Stock Series, a portfolio of Prudential World Fund, Inc. There are multiple subadvisers for The Target Portfolio Trust.

/2/As of December 31, 1997.

/3/On December 10, 1998, Prudential announced its intention to sell Prudential
  Health Care to Aetna, Inc. for $1 billion.

  The Prudential Mutual Funds have over 30 portfolio managers who manage over $55 billion in mutual fund and variable annuity assets. Some of Prudential's portfolio managers have over 20 years of experience managing investment portfolios.

  From time to time, there may be media coverage of portfolio managers and other investment professionals associated with the Manager and the Subadviser in national and regional publications, on television and in other media. Additionally, individual mutual fund portfolios are frequently cited in surveys conducted by national and regional publications and media organizations such as The Wall Street Journal, The New York Times, Barron's and USA Today.

  Equity Funds. Prudential Equity Fund is managed with a "value" investment style by PIC. In 1995, Prudential Securities introduced Prudential Jennison Growth Fund, a growth-style equity fund managed by Jennison Associates LLC, a premier institutional equity manager and a subsidiary of Prudential.

  High Yield Funds. Investing in high yield bonds is a complex and research intensive pursuit. A separate team of high yield bond analysts monitor approximately 200 issues held in the Prudential High Yield Fund (currently the largest fund of its kind in the country) along with 100 or so other high yield bonds, which may be considered for purchase./4/ Non-investment grade bonds, also known as junk bonds or high yield bonds, are subject to a greater risk of loss of principal and interest including default risk than higher-rated bonds. Prudential high yield portfolio managers and analysts meet face-to-face with almost every bond issuer in the High Yield Fund's portfolio annually, and have additional telephone contact throughout the year.

  Prudential's portfolio managers are supported by a large and sophisticated research organization. Investment grade bond analysts monitor the financial viability of different bond issuers in the investment grade corporate and municipal bond markets--from IBM to small municipalities, such as Rockaway Township, New Jersey. These analysts consider among other things sinking fund provisions and interest coverage ratios.

  Prudential's portfolio managers and analysts receive research services from almost 200 brokers and market service vendors. They also receive nearly 100 trade publications and newspapers--from Pulp and Paper Forecaster to Women's Wear Daily--to keep them informed of the industries they follow.

  Prudential Mutual Funds' traders scan over 100 computer monitors to collect detailed information on which to trade. From natural gas prices in the Rocky Mountains to the results of local municipal elections, a Prudential portfolio manager or trader is able to monitor it if it's important to a Prudential Mutual Fund.

  Prudential Mutual Funds trades billions in U.S. and foreign government securities a year. PIC seeks information from government policy makers. Prudential's portfolio managers met with several senior U.S. and foreign government officials, on issues ranging from economic conditions in foreign countries to the viability of index-linked securities in the United States.


INFORMATION ABOUT PRUDENTIAL SECURITIES

  Prudential Securities is the fifth largest retail brokerage firm in the United States with approximately 6,000 financial advisors. It offers to its clients a wide range of products, including Prudential Mutual Funds and Annuities. As of December 31, 1998, assets held by Prudential Securities for its clients approximated $268 billion. During 1998, over 31,000 new customer accounts were opened each month at Prudential Securities./5/

  Prudential Securities has a two-year Financial Advisor training program plus advanced education programs, including Prudential Securities "university," which provides advanced education in a wide array of investment and financial planning areas.

  In addition to training, Prudential Securities provides its financial advisors with access to firm economists and market analysts. It has also developed proprietary tools for use by financial advisors, including the Financial Architects SM, a state-of-
--------

/4/As of December 31, 1997. The number of bonds and the size of the Fund are subject to change.

/5/As of December 31, 1998.

the-art asset allocation software program which helps Financial Advisors to evaluate a client's objectives and overall financial plan, and a comprehensive mutual fund information and analysis system that compares different mutual funds.

  For more complete information about any of the Prudential Mutual Funds, including charges and expenses, call your Prudential Securities financial adviser or Pruco/Prudential representative for a free prospectus. Read it carefully before you invest or send money.

                                    PART C

                               OTHER INFORMATION

ITEM 23. EXHIBITS.

   (a) (1) Articles of Restatement of the Registrant. Incorporated by reference to Exhibit 1 to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A filed via EDGAR on February 28, 1995 (File No. 33-22363).

       (2) Articles Supplementary of Registrant. Incorporated by reference to
       Exhibit 1(b) to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A filed via EDGAR on December 9, 1996 (File No. 33-22363).

       (3) Articles Supplementary of Registrant. Incorporated by reference to Exhibit (a)(3) to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A filed via EDGAR on January 12, 1999 (File No. 33-22363).

   (b) By-Laws of the Registrant. Incorporated by reference to Exhibit 2 to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A filed via EDGAR on February 28, 1995 (File No. 33-22363).

   (c) (1) Specimen certificate for shares of common stock, $.01 par value per share, of the Registrant. Incorporated by reference to Exhibit 4(a) to Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A filed via EDGAR on March 3, 1997 (File No. 33-22363).

       (2) Instruments defining rights of shareholders. Incorporated by reference to Exhibit 4(e) to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A filed via EDGAR on February 28, 1994 (File No. 33-22363).

   (d) (1) Management Agreement between the Registrant and Prudential Investments Fund Management LLC. Incorporated by reference to Exhibit 5(a) to Post-Effective Amendment No. 15 to the Registration Statement filed on Form N-1A via EDGAR on March 3, 1997 (File No. 33-22363).

       (2) Subadvisory Agreement between Prudential Investments Fund Management LLC and The Prudential Investment Corporation. Incorporated by reference to Exhibit 5(b) to Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A filed via EDGAR on March 3, 1997 (File No. 33-22363).

   (e) (1) Distribution Agreement between Registrant and Prudential Investment Management Services LLC. Incorporated by reference to Exhibit (e)(1) to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A filed via EDGAR on January 12, 1999 (File No. 33-22363).

       (2) Form of Selected Dealer Agreement. Incorporated by reference to Exhibit (e)(2) to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A filed via EDGAR on January 12, 1999 (File No. 33-22363).

   (g) Custodian Contract between the Registrant and State Street Bank and Trust Company. Incorporated by reference to Exhibit 8 to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A filed via EDGAR on March 4, 1998 (File No. 33-22363).

   (h) Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, Inc. Incorporated by reference to
       Exhibit 9 to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A filed via EDGAR on March 4, 1998 (File No. 33-22363).

   (i) (1) Opinion of Shereff, Friedman, Hoffman & Goodman, LLP. Incorporated by reference to Exhibit 10 to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A filed via EDGAR on March 4, 1998 (File No. 33-22363).

       (2) Consent of counsel.*

   (j) Consent of Independent Accountants.*

   (m) (1) Amended and Restated Distribution and Service Plan for Class A shares. Incorporated by reference to Exhibit (m)(1) to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A filed via EDGAR on January 12, 1999 (File No. 33-22363).

       (2) Amended and Restated Distribution and Service Plan for Class B shares. Incorporated by reference to Exhibit (m)(2) to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A filed via EDGAR on January 12, 1999 (File No. 33-22363).

       (3) Amended and Restated Distribution and Service Plan for Class C shares. Incorporated by reference to Exhibit (m)(3) to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A filed via EDGAR on January 12, 1999 (File No. 33-22363).

   (n) Financial Data Schedules.*

   (o) Amended and Restated Rule 18f-3 Plan. Incorporated by reference to Exhibit (o) to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A filed via EDGAR on January 12, 1999 (File No. 33-22363).
------------
 * Filed herewith.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

  None.

ITEM 25. INDEMNIFICATION.

  As permitted by Sections 17(h) and (i) of the Investment Company Act of 1940, as amended (the 1940 Act) and pursuant to Article VI of the Fund's By-Laws (Exhibit (b) to the Registration Statement), officers, directors, employees and agents of the Registrant will not be liable to the Registrant, any stockholder, officer, director, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions. Section 2-418 of Maryland General Corporation Law permits indemnification of directors who acted in good faith and reasonably believed that the conduct was in the best interests of the Registrant. As permitted by
Section 17(i) of the 1940 Act, pursuant to Section 10 of the Distribution Agreement (Exhibit (e)(1) to the Registration Statement), the Distributor of the Registrant may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.

  Insofar as indemnification for liabilities arising under the Securities Act of 1933 (Securities Act) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission (Commission) such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

  The Registrant has purchased an insurance policy insuring its officers and directors against liabilities, and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers and directors under certain circumstances.

  Section 9 of the Management Agreement (Exhibit (d)(1) to the Registration Statement) and Section 4 of the Subadvisory Agreement (Exhibit (d)(2) to the Registration Statement) limit the liability of Prudential Investments Fund Management LLC (PIFM) and The Prudential Investment Corporation (PIC), respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.

  The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws and each Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretation of Sections 17(h) and 17(i) of such Act remain in effect and are consistently applied.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

  (a) Prudential Investments Fund Management LLC

  See "How the Fund is Managed--Manager" in the Prospectus constituting Part A of this Registration Statement and "Investment Advisory and Other Services" in the Statement of Additional Information constituting Part B of this Registration Statement.

  The business and other connections of the officers of PIFM are listed in Schedules A and D of Form ADV of PIFM as currently on file with the Securities and Exchange Commission, the text of which is hereby incorporated by reference (File No. 801-31104).

  The business and other connections of PIFM's directors and principal executive officers are set forth below. Except as otherwise indicated, the address of each person is Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102-4077.

NAME AND ADDRESS    POSITION WITH PIFM             PRINCIPAL OCCUPATIONS
----------------    ------------------             ---------------------
Robert F. Gunia     Executive Vice     Vice President, Prudential Insurance Company
                    President           of America; Executive Vice President and
                    and Treasurer       Treasurer, PIFM; Senior Vice President,
                                        Prudential Securities Incorporated
Neil A. McGuinness  Executive Vice     Executive Vice President and Director of
                    President           Marketing, Prudential Mutual Funds &
                                        Annuities (PMF&A); Executive Vice President,
                                        PIFM

NAME AND ADDRESS    POSITION WITH PIFM             PRINCIPAL OCCUPATIONS
----------------    ------------------             ---------------------
Brian M. Storms     Officer-in-Charge, President, PMF&A; Officer-in-Charge,
                    President, Chief    President, Chief Executive Officer and Chief
                    Executive Officer   Operating Officer, PIFM
                    and Chief
                    Operating Officer
Robert J. Sullivan  Executive Vice     Executive Vice President, PMF&A; Executive
                    President           Vice President, PIFM

  (b) The Prudential Investment Corporation (PIC)

  See "How the Fund is Managed--Manager" in the Prospectus constituting Part A of this Registration Statement and "Investment Advisory and Other Services-- Manager and Investment Adviser" in the Statement of Additional Information constituting Part B of this Registration Statement.

  The business and other connections of PIC's directors and executive officers are as set forth below. Except as otherwise indicated, the address of each person is Prudential Plaza, Newark, NJ 07102.

NAME AND ADDRESS      POSITION WITH PIC              PRINCIPAL OCCUPATIONS
----------------      ------------------             ---------------------
E. Michael Caulfield  Chairman of the    Chief Executive Officer of Prudential
                      Board, President,   Investments (PIC) of The Prudential
                      Chief Executive     Insurance Company of America (Prudential)
                      Officer and
                      Director
John R. Strangfeld    Vice President and President of Private Asset Management Group
                      Director            of Prudential; Senior Vice President,
                                          Prudential; Vice President and Director, PIC

ITEM 27. PRINCIPAL UNDERWRITERS

  (a) Prudential Investment Management Services LLC (PIMS)

  PIMS is distributor for Cash Accumulation Trust, Command Government Fund, Command Money Fund, Command Tax-Free Fund, The Global Total Return Fund, Inc., Global Utility Fund, Inc., Nicholas-Applegate Fund, Inc. (Nicholas-Applegate Growth Equity Fund), Prudential Balanced Fund, Prudential California Municipal Fund, Prudential Distressed Securities Fund, Inc., Prudential Diversified Bond Fund, Inc., Prudential Diversified Funds, Prudential Emerging Growth Fund, Inc., Prudential Equity Fund, Inc., Prudential Equity Income Fund, Prudential Europe Growth Fund, Inc., Prudential Global Genesis Fund, Inc., Prudential Global Limited Maturity Fund, Inc., Prudential Government Income Fund, Inc., Prudential Government Securities Trust, Prudential High Yield Fund, Inc., Prudential High Yield Total Return Fund, Inc., Prudential Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., Prudential Intermediate Global Income Fund, Inc., Prudential International Bond Fund, Inc., Prudential Mid-Cap Value Fund, Prudential MoneyMart Assets, Inc., Prudential Municipal Bond Fund, Prudential Municipal Series Fund, Prudential National Municipals Fund, Inc., Prudential Natural Resources Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential Real Estate Securities Fund, Prudential Small-Cap Quantum Fund, Inc., Prudential Small Company Value Fund, Inc., Prudential Special Money Market Fund, Inc., Prudential Structured Maturity Fund, Inc., Prudential 20/20 Focus Fund, Prudential Utility Fund, Inc., Prudential World Fund, Inc., The Prudential Investment Portfolios, Inc. and The Target Portfolio Trust.

  (b) Information concerning the officers and directors of PIMS is set forth below:

                                 POSITIONS AND            POSITIONS AND
                                 OFFICES WITH             OFFICES WITH
NAME(1)                          UNDERWRITER              REGISTRANT
-------                          -------------            -------------
E. Michael Caulfield............ President                None
Mark R. Fetting................. Executive Vice President None
 Gateway Center Three
 100 Mulberry Street
 Newark, New Jersey 07102
Jean D. Hamilton................ Executive Vice President None
Ronald P. Joelson............... Executive Vice President None
Brian M. Storms................. Executive Vice President President and Director
 Gateway Center Three
 100 Mulberry Street
 Newark, New Jersey 07102

                         POSITIONS AND                                           POSITIONS AND
                         OFFICES WITH                                            OFFICES WITH
NAME(1)                  UNDERWRITER                                             REGISTRANT
-------                  -------------                                           -------------
John R. Strangfeld...... Executive Vice President                                    None
Mario A. Mosse ......... Senior Vice President and Chief Operating Officer           None
Scott S. Wallner........ Vice President, Secretary and Chief Legal Officer           None
Michael G. Williamson... Vice President, Comptroller and Chief Financial Officer     None
C. Edward Chaplin....... Treasurer                                                   None

---------
(/1/The)address of each person named is Prudential Plaza, 751 Broad Street,
    Newwark, New Jersey 07102 unless otherwise indicated.

  (c) Registrant has no principal underwriter who is not an affiliated person of the Registrant.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

  All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171; The Prudential Investment Corporation, Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102; the Registrant, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077; and Prudential Mutual Fund Services LLC, Raritan Plaza One, Edison, New Jersey 08837. Documents required by Rules 31a-1(b)(5), (6), (7), (9), (10) and (11) and 31a-1(f) and Rules 31a-1(b)(4) and (11) and 31a-1(d) will be kept at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and the remaining accounts, books and other documents required by such other pertinent provisions of Section 31(a) and the Rules promulgated thereunder will be kept by State Street Bank and Trust Company and Prudential Mutual Fund Service LLC.

ITEM 29. MANAGEMENT SERVICES

  Other than as set forth under the captions "How the Fund is Managed-- Manager" and "How the Fund is Managed--Distributor" in the Prospectus and the caption "Investment Advisory and Other Services--Manager and Investment Adviser" and "--Principal Underwriter, Distributor and Rule 12b-1 Plans" in the Statement of Additional Information, constituting Parts A and B, respectively, of this Post-Effective Amendment to the Registration Statement, Registrant is not a party to any management-related service contract.

ITEM 30. UNDERTAKINGS

  Not applicable.

                                  SIGNATURES

  Pursuant to the requirements of the Securities Act and the Investment Company Act, of 1940 the Registrant certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Newark, and State of New Jersey, on the 26th day of February, 1999.

                              PRUDENTIAL STRUCTURED MATURITY FUND, INC.

                                     /s/ Brian M. Storms
                              ----------------------------------
                                  Brian M. Storms, President

  Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

          SIGNATURE                          TITLE             DATE

     /s/ Edward D. Beach           Director
------------------------------                    February 26, 1999
       Edward D. Beach

     /s/ Eugene C. Dorsey          Director
------------------------------                    February 26, 1999
       Eugene C. Dorsey

   /s/ Delayne Dedrick Gold        Director
------------------------------                    February 26, 1999
     Delayne Dedrick Gold

     /s/ Robert F. Gunia           Director
------------------------------                    February 26, 1999
       Robert F. Gunia

     /s/ Mendel A. Melzer          Director
------------------------------                    February 26, 1999
       Mendel A. Melzer

     /s/ Thomas T. Mooney          Director
------------------------------                    February 26, 1999
       Thomas T. Mooney

      /s/ Thomas O'Brien           Director
------------------------------                    February 26, 1999
        Thomas O'Brien

    /s/ Richard A. Redeker         Director
------------------------------                    February 26, 1999
      Richard A. Redeker

     /s/ Brian M. Storms           President and Director

------------------------------                    February 26, 1999
       Brian M. Storms

     /s/ Nancy H. Teeters          Director
------------------------------                    February 26, 1999
       Nancy H. Teeters

     /s/ Grace C. Torres           Treasurer and Principal
                                    Financial and Accounting
                                    Officer

------------------------------                    February 26, 1999
       Grace C. Torres

    /s/ Louis A. Weil, III         Director
------------------------------                    February 26, 1999
      Louis A. Weil, III

                                 EXHIBIT INDEX

EXHIBIT
 NO.                                                                      PAGE
----                                                                      ----

(i) (2) Consent of counsel.

(j) Consent of Independent Accountants.

(n) Financial Data Schedules.